UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 through December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2015

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

Over the past year, key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies were essentially cemented in place. While the U.S. economy improved sufficiently by the end of the year to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates, slowing economic growth in China, an anemic recovery in Europe and weak commodities prices drove volatility in financial markets.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

U.S. equity and bond markets posted small positive returns for 2015, even as the broader U.S. economy continued to gain strength amid low interest rates, low inflation and low energy prices. Unemployment fell steadily during the year to 5.0% in October — the lowest level since April 2008 — and remained there for the remainder of the year. U.S. wage growth, which had averaged 2% for most of the post financial crisis recovery, rose by 2.5% year-over-year in both October and December. The improving economy, along with cheap gasoline and easy credit, helped the U.S. auto industry to sell a record 17.5 million vehicles in 2015.

Throughout the year, the Fed signaled its intent to raise interest rates for the first time since the 2008 financial crisis. However, U.S. gross domestic product (GDP) fluctuated from 0.6% in the first quarter of 2015 to 3.9% in the second quarter, 2.0% in the third quarter and an estimated 0.7% for the fourth quarter. By the second half of the year, it became clear that slow or negative growth in developed and emerging markets provided a significant drag on the U.S. economy. Already weak global demand and a stronger U.S. dollar combined to curb U.S. export growth.

Meanwhile, demand for petroleum and most other commodities decreased. Prices for energy, metals, food, and precious metals fell to lows not seen since the 1990s. While a global oversupply of oil and natural gas has hurt global energy prices, slowing demand from China put pressure on prices for a range of other raw materials. The consequences of China’s shrinking appetite for commodities are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October as the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks, particularly those of large cap technology companies, while a large number of stocks underperformed and the median stock was flat for the year. Notably, mergers and acquisitions activity reached a record estimated total value of $4.7 billion in 2015. Also, the S&P 500 reached an all-time high on May 21st, and ended the year just 4.08% below that mark, with December marking the 82nd consecutive month of the bull market for U.S. equities. For the year ended December 31, 2015, the S&P 500 returned 1.38%.

Investors endured a sharp increase in financial market volatility in the second half of 2015. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fed market gyrations. The Fed removed a key uncertainty in December when it lifted interest rates for the first time in ten years. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.12%
Barclays U.S. Aggregate Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.55%

Net Assets as of 12/31/2015 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$237,540,607
Duration as of 12/31/2015 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4.94 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

Bond market performance was generally weak in 2015. While high yield debt — also called “junk bonds” — rebounded to outperform investment grade debt securities in the first half of the year, increased market volatility in the second half of the year hurt the high yield debt as investors sought securities with lower perceived risk. The municipal bond market experienced increased volatility due to extra supply and concerns about Puerto Rico’s debt crisis and a pension crisis in Illinois. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during 2015 as investors sought to avoid the risk of holding long-term debt ahead of an anticipated interest rate increase by the U.S. Federal Reserve (the “Fed”). In the final months of 2015, expectations of a December interest rate increase by the Fed drove yields higher on two-year and ten-year Treasury bonds. Investor concerns about risk drove prices lower for high yield debt, also known as junk bonds, in the latter half of 2015. Investment grade U.S. corporate bonds ended the reporting period with a small but positive return.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 shares outperformed the Barclays U.S. Aggregate Index (the “Benchmark”) for the twelve month period ending December 31, 2015.

The Portfolio’s shorter duration and positioning on the yield curve contributed to performance relative to the Benchmark. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds. Compared with the Benchmark, the Portfolio was overweight in the 5-10 year part of the yield curve and underweight in the 20-plus year portion of the curve.

The Portfolio’s underweight position and security selection in the credit market was a slight contributor to relative performance during 2015. The Portfolio’s security selection in the mortgage-backed securities sector also contributed to relative performance.

The Portfolio’s underweight position in U.S. Treasury bonds was a slight benefit to performance, while exposure to the asset-backed securities and commercial mortgage-backed securities was neutral.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The Portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities. Portfolio construction is strategic in nature, so sector allocation changes should be gradual and a function of relative value.

The Portfolio was underweight in U.S. Treasury securities, underweight in corporate credit debt and overweight in securitized sectors including asset-backed, commercial-backed, and mortgage-backed securities, which include both agency and non-agency debt. The Portfolio was overweight in the intermediate part of the yield curve (5 to 10 year maturities) as the Portfolio’s managers believed that this had the most attractive risk/reward profile and its steepness would benefit the Portfolio as securities moved down the yield curve. The Portfolio maintained a shorter duration posture versus the Benchmark during the twelve month reporting period.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	29.8%
Collateralized Mortgage Obligations	18.6
Corporate Bonds	16.2
U.S. Government Agency Securities	12.7
Mortgage Pass-Through Securities	10.1
Asset-Backed Securities	7.9
Commercial Mortgage-Backed Securities	2.1
Others (each less than 1.0%)	0.5
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Portfolio’s composition is subject to change.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	1.12%	3.42%	4.74%
CLASS 2 SHARES	August 16, 2006	0.86	3.17	4.50

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays U.S. Aggregate Index and the Lipper Variable Underlying Funds Core Bond Funds Index from December 31, 2005 to December 31, 2015. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Variable Underlying Funds Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Core Bond Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 7.7%
89,056	Ally Auto Receivables Trust, Series 2013-2, Class A3, 0.790%, 01/15/18	88,972
95,581	American Credit Acceptance Receivables Trust, Series 2015-2, Class A, 1.570%, 06/12/19 (e)	95,256
	American Homes 4 Rent Trust,
343,324	Series 2014-SFR2, Class A, 3.786%, 10/17/36 (e)	345,439
245,638	Series 2014-SFR3, Class A, 3.678%, 12/17/36 (e)	245,173
247,703	ARLP Securitization Trust, Series 2015-1, Class A1, SUB, 3.967%, 05/25/55 (e)	242,129
	B2R Mortgage Trust,
97,817	Series 2015-1, Class A1, 2.524%, 05/15/48 (e)	95,671
252,551	Series 2015-2, Class A, 3.336%, 11/15/48 (e)	251,753
100,000	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	99,322
15,061	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.792%, 04/25/36	14,417
77,000	Cabela’s Credit Card Master Note Trust, Series 2015-2, Class A1, 2.250%, 07/17/23	76,719
315,447	CAM Mortgage LLC, Series 2015-1, Class A, SUB, 3.500%, 07/15/64 (e)	315,157
	CarFinance Capital Auto Trust,
43,115	Series 2014-1A, Class A, 1.460%, 12/17/18 (e)	43,049
99,052	Series 2014-2A, Class A, 1.440%, 11/16/20 (e)	97,964
	CarMax Auto Owner Trust,
42,027	Series 2013-4, Class A3, 0.800%, 07/16/18	41,922
55,000	Series 2013-4, Class A4, 1.280%, 05/15/19	54,677
237,040	Carnow Auto Receivables Trust, Series 2015-1A, Class A, 1.690%, 01/15/20 (e)	236,667
57,472	Centex Home Equity Loan Trust, Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	58,227
201,792	Citi Held For Asset Issuance, Series 2015-PM1, Class A, 1.850%, 12/15/21 (e)	201,710
	CPS Auto Receivables Trust,
306,870	Series 2014-D, Class A, 1.490%, 04/15/19 (e)	304,576
165,946	Series 2015-B, Class A, 1.650%, 11/15/19 (e)	164,532

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

172,000	Series 2015-C, Class D, 4.630%, 08/16/21 (e)	170,914
250,000	Credit Acceptance Auto Loan Trust, Series 2015-2A, Class A, 2.400%, 02/15/23 (e)	248,388
7,915	CWABS Revolving Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.631%, 02/15/34	7,135
	CWABS, Inc. Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.982%, 04/25/34	953
74,492	Series 2004-1, Class M1, VAR, 1.172%, 03/25/34	71,146
10,229	Series 2004-1, Class M2, VAR, 1.247%, 03/25/34	9,308
	Drive Auto Receivables Trust,
163,000	Series 2015-BA, Class B, 2.120%, 06/17/19 (e)	162,638
91,364	Series 2015-CA, Class A2A, 1.030%, 02/15/18 (e)	91,267
132,000	Series 2015-DA, Class D, 4.590%, 01/17/23 (e)	131,507
	Exeter Automobile Receivables Trust,
27,392	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	27,316
75,512	Series 2014-3A, Class A, 1.320%, 01/15/19 (e)	75,215
120,612	Series 2015-2A, Class A, 1.540%, 11/15/19 (e)	120,077
137,598	First Investors Auto Owner Trust, Series 2015-2A, Class A1, 1.590%, 12/16/19 (e)	137,406
164,385	FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.553%, 03/09/47 (e)	161,001
	Flagship Credit Auto Trust,
52,795	Series 2014-1, Class A, 1.210%, 04/15/19 (e)	52,544
108,031	Series 2014-2, Class A, 1.430%, 12/16/19 (e)	107,341
45,000	Series 2014-2, Class B, 2.840%, 11/16/20 (e)	44,821
22,000	Series 2014-2, Class C, 3.950%, 12/15/20 (e)	21,723
374,060	Series 2015-3, Class A, 2.380%, 10/15/20 (e)	372,231
126,000	Series 2015-3, Class B, 3.680%, 03/15/22 (e)	124,557
76,000	Series 2015-3, Class C, 4.650%, 03/15/22 (e)	75,154
457,211	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	453,221

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
	GO Financial Auto Securitization Trust,
152,703	Series 2015-1, Class A, 1.810%, 03/15/18 (e)	152,458
282,976	Series 2015-2, Class A, 3.270%, 11/15/18 (e)	282,617
160,000	Series 2015-2, Class B, 4.800%, 08/17/20 (e)	159,379
83,017	Gold Key Resorts LLC, Series 2014-A, Class A, 3.220%, 03/17/31 (e)	82,282
283,000	Green Tree Agency Advance Funding Trust I, Series 2015-T1, Class DT1, 3.931%, 10/15/46 (e)	280,068
	Hyundai Auto Receivables Trust,
13,969	Series 2013-A, Class A3, 0.560%, 07/17/17	13,964
200,000	Series 2013-A, Class A4, 0.750%, 09/17/18	199,635
	Long Beach Mortgage Loan Trust,
89,305	Series 2003-4, Class M1, VAR, 1.442%, 08/25/33	85,911
157,713	Series 2004-1, Class M1, VAR, 1.172%, 02/25/34	150,079
11,691	Series 2004-1, Class M2, VAR, 1.247%, 02/25/34	11,138
12,743	Series 2006-WL2, Class 2A3, VAR, 0.622%, 01/25/36	12,298
	MarketPlace Loan Trust,
86,562	Series 2015-OD1, Class A, 3.250%, 06/17/17 (e)	86,269
163,653	Series 2015-OD2, Class A, 3.250%, 08/17/17 (e)	163,364
401,039	Series 2015-OD3, Class A, 3.875%, 09/17/17 (e)	399,781
239,000	Series 2015-OD4, Class A, 3.250%, 12/18/17 (e)	237,921
409,000	Mercedes-Benz Auto Receivables Trust, Series 2015-1, Class A2A, 0.820%, 06/15/18	408,062
	Nationstar HECM Loan Trust,
90,220	Series 2015-1A, Class A, 3.844%, 05/25/18 (e)	89,968
169,032	Series 2015-2A, Class A, 2.883%, 11/25/25 (e)	168,863
158,000	Series 2015-2A, Class M1, 4.115%, 11/25/25 (e)	157,842
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 1.097%, 03/25/35	115,880
50,461	Normandy Mortgage Loan Co. LLC, Series 2013-NPL3, Class A, SUB, 4.949%, 09/16/43 (e)	50,385

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

266,431	NRPL Trust, Series 2015-2A, Class A1, SUB, 3.750%, 10/25/57 (e)	264,019
	NRZ Advance Receivables Trust Advance Receivables Backed,
250,000	Series 2015-T1, Class AT1, 2.315%, 08/15/46 (e)	249,835
250,000	Series 2015-T1, Class CT1, 3.100%, 08/15/46 (e)	249,766
250,000	Series 2015-T3, Class DT3, 4.266%, 11/15/46 (e)	249,646
500,000	Series 2015-T4, Class AT4, 3.196%, 11/15/47 (e)	498,432
250,000	Series 2015-T4, Class DT4, 4.671%, 11/15/47 (e)	249,294
251,329	OAK Hill Advisors Residential Loan Trust, Series 2015-NPL2, Class A1, SUB, 3.721%, 07/25/55 (e)	248,865
	Ocwen Master Advance Receivables Trust,
219,000	Series 2015-1, Class DT1, 4.100%, 09/17/46 (e)	218,584
246,000	Series 2015-T1, Class AT1, 2.537%, 09/17/46 (e)	245,785
367,000	Series 2015-T3, Class AT3, 3.211%, 11/15/47 (e)	365,894
164,000	Series 2015-T3, Class BT3, 3.704%, 11/15/47 (e)	163,984
	OneMain Financial Issuance Trust,
500,000	Series 2014-1A, Class A, 2.430%, 06/18/24 (e)	498,275
426,000	Series 2014-2A, Class A, 2.470%, 09/18/24 (e)	425,161
230,000	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	228,574
350,000	Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	345,898
100,000	Series 2015-2A, Class B, 3.100%, 07/18/25 (e)	99,108
28,139	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.359%, 10/25/34	28,096
233,917	Pretium Mortgage Credit Partners I LLC, Series 2015-NPL2, Class A1, SUB, 3.750%, 07/27/30 (e)	231,690
	Progress Residential Trust,
228,000	Series 2015-SFR2, Class A, 2.740%, 06/12/32 (e)	222,492
150,000	Series 2015-SFR2, Class B, 3.138%, 06/12/32 (e)	144,865
438,000	Series 2015-SFR3, Class A, 3.067%, 11/12/32 (e)	431,780

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — continued
100,000	Series 2015-SFR3, Class D, 4.673%, 11/12/32 (e)	99,450
350,000	Purchasing Power Funding LLC, Series 2015-A, Class A2, 4.750%, 12/15/19 (e)	348,556
6,738	RASC Trust, Series 2003-KS9, Class A2B, VAR, 1.062%, 11/25/33	5,661
105,296	RMAT LLC, Series 2015-NPL1, Class A1, SUB, 3.750%, 05/25/55 (e)	104,081
	Santander Drive Auto Receivables Trust,
89,917	Series 2015-S1, Class R1, 1.930%, 09/17/19 (e)	89,468
66,889	Series 2015-S7, Class R1, 1.970%, 03/16/21 (e)	66,555
169,039	Skopos Auto Receivables Trust, Series 2015-2A, Class A, 3.550%, 02/15/20 (e)	168,779
13,684	SNAAC Auto Receivables Trust, Series 2014-1A, Class A, 1.030%, 09/17/18 (e)	13,678
	SpringCastle America Funding LLC,
359,316	Series 2014-AA, Class A, 2.700%, 05/25/23 (e)	358,522
100,000	Series 2014-AA, Class B, 4.610%, 10/25/27 (e)	100,190
	Springleaf Funding Trust,
583,000	Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	581,344
308,000	Series 2015-AA, Class A, 3.160%, 11/15/24 (e)	305,802
	SPS Servicer Advance Receivables Trust,
215,000	Series 2015-T2, Class DT2, 4.230%, 01/15/47 (e)	214,716
214,000	Series 2015-T3, Class DT3, 4.430%, 07/15/47 (e)	214,000
222,000	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	221,736
395,900	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	390,118
185,975	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	183,146
191,905	VOLT XXXIX LLC, Series 2015-NP13, Class A1, SUB, 4.125%, 10/25/45 (e)	190,474

	Total Asset-Backed Securities (Cost $18,488,452)	18,363,678

Collateralized Mortgage Obligations — 18.1%
	Agency CMO — 13.4%
97,811	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	107,088

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
	Federal Home Loan Mortgage Corp. REMIC,
1,398	Series 22, Class C, 9.500%, 04/15/20	1,464
262	Series 47, Class F, 10.000%, 06/15/20	285
239	Series 99, Class Z, 9.500%, 01/15/21	261
450	Series 1065, Class J, 9.000%, 04/15/21	513
19,963	Series 1113, Class J, 8.500%, 06/15/21	20,591
2,504	Series 1250, Class J, 7.000%, 05/15/22	2,760
6,318	Series 1316, Class Z, 8.000%, 06/15/22	6,989
9,867	Series 1324, Class Z, 7.000%, 07/15/22	10,859
41,976	Series 1343, Class LA, 8.000%, 08/15/22	47,387
8,641	Series 1343, Class LB, 7.500%, 08/15/22	9,821
6,021	Series 1394, Class ID, IF, 9.566%, 10/15/22	7,377
5,712	Series 1395, Class G, 6.000%, 10/15/22	6,199
3,969	Series 1505, Class Q, 7.000%, 05/15/23	4,431
7,758	Series 1518, Class G, IF, 8.615%, 05/15/23	9,148
7,311	Series 1541, Class O, VAR, 1.530%, 07/15/23	7,344
200,348	Series 1577, Class PV, 6.500%, 09/15/23	219,775
136,655	Series 1584, Class L, 6.500%, 09/15/23	153,570
141,005	Series 1633, Class Z, 6.500%, 12/15/23	153,628
164,550	Series 1638, Class H, 6.500%, 12/15/23	187,377
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	3,511
21,810	Series 1694, Class PK, 6.500%, 03/15/24	24,003
5,608	Series 1700, Class GA, PO, 02/15/24	5,355
20,170	Series 1798, Class F, 5.000%, 05/15/23	21,621
37,012	Series 1863, Class Z, 6.500%, 07/15/26	42,147
4,026	Series 1865, Class D, PO, 02/15/24	3,526
15,141	Series 1981, Class Z, 6.000%, 05/15/27	16,728
21,135	Series 1987, Class PE, 7.500%, 09/15/27	23,157
69,905	Series 1999, Class PU, 7.000%, 10/15/27	78,720
117,472	Series 2031, Class PG, 7.000%, 02/15/28	135,845
4,510	Series 2033, Class SN, HB, IF, 28.516%, 03/15/24	2,473
111,689	Series 2035, Class PC, 6.950%, 03/15/28	126,642
7,581	Series 2038, Class PN, IO, 7.000%, 03/15/28	1,779

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
22,768	Series 2054, Class PV, 7.500%, 05/15/28	25,938
132,085	Series 2057, Class PE, 6.750%, 05/15/28	147,263
26,241	Series 2064, Class TE, 7.000%, 06/15/28	29,611
26,144	Series 2075, Class PH, 6.500%, 08/15/28	28,894
85,140	Series 2095, Class PE, 6.000%, 11/15/28	96,302
5,188	Series 2132, Class SB, HB, IF, 29.494%, 03/15/29	9,374
6,128	Series 2134, Class PI, IO, 6.500%, 03/15/19	499
43,974	Series 2178, Class PB, 7.000%, 08/15/29	49,926
76,009	Series 2182, Class ZB, 8.000%, 09/15/29	86,857
12,321	Series 2247, Class Z, 7.500%, 08/15/30	14,137
173,125	Series 2259, Class ZC, 7.350%, 10/15/30	197,163
2,352	Series 2261, Class ZY, 7.500%, 10/15/30	2,689
29,441	Series 2283, Class K, 6.500%, 12/15/23	32,400
5,315	Series 2306, Class K, PO, 05/15/24	5,005
12,755	Series 2306, Class SE, IF, IO, 8.340%, 05/15/24	1,512
13,524	Series 2325, Class PM, 7.000%, 06/15/31	15,729
85,886	Series 2344, Class ZD, 6.500%, 08/15/31	98,959
13,228	Series 2344, Class ZJ, 6.500%, 08/15/31	14,903
8,149	Series 2345, Class NE, 6.500%, 08/15/31	9,304
7,409	Series 2345, Class PQ, 6.500%, 08/15/16	7,556
2,352	Series 2355, Class BP, 6.000%, 09/15/16	2,385
50,224	Series 2359, Class ZB, 8.500%, 06/15/31	58,971
125,400	Series 2367, Class ME, 6.500%, 10/15/31	142,514
12,102	Series 2390, Class DO, PO, 12/15/31	11,077
3,137	Series 2391, Class QR, 5.500%, 12/15/16	3,177
4,788	Series 2394, Class MC, 6.000%, 12/15/16	4,836
22,111	Series 2410, Class OE, 6.375%, 02/15/32	23,568

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
22,880	Series 2410, Class QS, IF, 18.641%, 02/15/32	35,961
24,045	Series 2410, Class QX, IF, IO, 8.319%, 02/15/32	7,427
26,016	Series 2412, Class SP, IF, 15.439%, 02/15/32	35,019
51,144	Series 2423, Class MC, 7.000%, 03/15/32	58,345
82,624	Series 2423, Class MT, 7.000%, 03/15/32	94,411
168,410	Series 2435, Class CJ, 6.500%, 04/15/32	196,283
31,749	Series 2444, Class ES, IF, IO, 7.620%, 03/15/32	8,493
21,166	Series 2450, Class SW, IF, IO, 7.670%, 03/15/32	5,703
59,960	Series 2455, Class GK, 6.500%, 05/15/32	68,304
38,649	Series 2484, Class LZ, 6.500%, 07/15/32	44,159
154,842	Series 2500, Class MC, 6.000%, 09/15/32	176,041
4,185	Series 2503, Class BH, 5.500%, 09/15/17	4,303
46,094	Series 2527, Class BP, 5.000%, 11/15/17	47,211
53,789	Series 2535, Class BK, 5.500%, 12/15/22	57,990
1,628,840	Series 2543, Class YX, 6.000%, 12/15/32	1,817,305
122,035	Series 2544, Class HC, 6.000%, 12/15/32	138,033
688,746	Series 2574, Class PE, 5.500%, 02/15/33	763,529
228,055	Series 2575, Class ME, 6.000%, 02/15/33	248,471
365,611	Series 2578, Class PG, 5.000%, 02/15/18	376,956
17,974	Series 2586, Class WI, IO, 6.500%, 03/15/33	3,592
17,956	Series 2626, Class NS, IF, IO, 6.220%, 06/15/23	948
27,992	Series 2638, Class DS, IF, 8.270%, 07/15/23	32,150
89,893	Series 2647, Class A, 3.250%, 04/15/32	93,556
224,126	Series 2651, Class VZ, 4.500%, 07/15/18	231,289
430,274	Series 2656, Class BG, 5.000%, 10/15/32	444,807

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
36,776	Series 2682, Class LC, 4.500%, 07/15/32	37,242
2,757	Series 2780, Class JG, 4.500%, 04/15/19	2,824
216,117	Series 2827, Class DG, 4.500%, 07/15/19	223,198
2,878	Series 2989, Class PO, PO, 06/15/23	2,842
300,000	Series 3047, Class OD, 5.500%, 10/15/35	336,459
129,316	Series 3085, Class VS, HB, IF, 27.398%, 12/15/35	224,769
42,427	Series 3117, Class EO, PO, 02/15/36	39,377
42,270	Series 3260, Class CS, IF, IO, 5.810%, 01/15/37	6,003
78,169	Series 3385, Class SN, IF, IO, 5.670%, 11/15/37	11,096
108,278	Series 3387, Class SA, IF, IO, 6.090%, 11/15/37	15,837
62,993	Series 3451, Class SA, IF, IO, 5.720%, 05/15/38	8,804
317,142	Series 3455, Class SE, IF, IO, 5.870%, 06/15/38	43,708
254,350	Series 3688, Class NI, IO, 5.000%, 04/15/32	15,600
89,223	Series 3759, Class HI, IO, 4.000%, 08/15/37	4,598
102,014	Series 3772, Class IO, IO, 3.500%, 09/15/24	3,210
	Federal Home Loan Mortgage Corp. STRIPS,
93,628	Series 233, Class 11, IO, 5.000%, 09/15/35	16,488
108,128	Series 239, Class S30, IF, IO, 7.370%, 08/15/36	22,116
397,954	Series 262, Class 35, 3.500%, 07/15/42	407,255
407,544	Series 299, Class 300, 3.000%, 01/15/43	404,494
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
14,419	Series T-41, Class 3A, VAR, 6.040%, 07/25/32	16,384
93,290	Series T-54, Class 2A, 6.500%, 02/25/43	108,978
43,351	Series T-54, Class 3A, 7.000%, 02/25/43	50,477
188,901	Series T-56, Class APO, PO, 05/25/43	111,543
23,416	Series T-58, Class APO, PO, 09/25/43	19,671
	Federal National Mortgage Association - ACES,
1,000,000	Series 2014-M3, Class A2, VAR, 3.475%, 01/25/24	1,041,278
1,000,000	Series 2015-M3, Class A2, 2.723%, 10/25/24	981,483

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
389,000	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	394,852
	Federal National Mortgage Association REMIC,
1,562	Series 1988-16, Class B, 9.500%, 06/25/18	1,627
2,400	Series 1989-83, Class H, 8.500%, 11/25/19	2,610
496	Series 1990-1, Class D, 8.800%, 01/25/20	541
3,121	Series 1990-10, Class L, 8.500%, 02/25/20	3,407
348	Series 1990-93, Class G, 5.500%, 08/25/20	366
9	Series 1990-140, Class K, HB, 652.145%, 12/25/20	119
642	Series 1990-143, Class J, 8.750%, 12/25/20	716
12,710	Series 1992-101, Class J, 7.500%, 06/25/22	14,087
5,891	Series 1992-143, Class MA, 5.500%, 09/25/22	6,269
20,037	Series 1993-146, Class E, PO, 05/25/23	18,888
46,380	Series 1993-155, Class PJ, 7.000%, 09/25/23	52,163
1,489	Series 1993-165, Class SD, IF, 13.480%, 09/25/23	1,947
7,426	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	8,568
64,539	Series 1993-203, Class PL, 6.500%, 10/25/23	73,751
6,633	Series 1993-205, Class H, PO, 09/25/23	6,284
263,050	Series 1993-223, Class PZ, 6.500%, 12/25/23	284,315
65,474	Series 1993-225, Class UB, 6.500%, 12/25/23	72,346
1,898	Series 1993-230, Class FA, VAR, 1.022%, 12/25/23	1,924
155,655	Series 1994-37, Class L, 6.500%, 03/25/24	177,871
1,326,559	Series 1994-72, Class K, 6.000%, 04/25/24	1,498,253
14,951	Series 1995-2, Class Z, 8.500%, 01/25/25	17,051
76,673	Series 1995-19, Class Z, 6.500%, 11/25/23	87,616
2,702	Series 1996-59, Class J, 6.500%, 08/25/22	2,901
87,698	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	2,990

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
14,016	Series 1997-39, Class PD, 7.500%, 05/20/27	16,292
25,790	Series 1997-46, Class PL, 6.000%, 07/18/27	28,632
62,176	Series 1997-61, Class ZC, 7.000%, 02/25/23	68,918
10,215	Series 1998-36, Class ZB, 6.000%, 07/18/28	11,539
22,590	Series 1998-43, Class SA, IF, IO, 17.563%, 04/25/23	4,465
33,143	Series 1998-46, Class GZ, 6.500%, 08/18/28	37,873
63,720	Series 1998-58, Class PC, 6.500%, 10/25/28	70,990
140,855	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	16,691
4,673	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	867
49,974	Series 2001-4, Class PC, 7.000%, 03/25/21	53,698
46,424	Series 2001-30, Class PM, 7.000%, 07/25/31	52,530
166,384	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	21,011
71,776	Series 2001-36, Class DE, 7.000%, 08/25/31	82,801
7,446	Series 2001-44, Class PD, 7.000%, 09/25/31	8,356
119,419	Series 2001-61, Class Z, 7.000%, 11/25/31	133,938
3,899	Series 2001-69, Class PG, 6.000%, 12/25/16	3,929
2,838	Series 2001-71, Class QE, 6.000%, 12/25/16	2,884
16,169	Series 2002-1, Class HC, 6.500%, 02/25/22	17,898
5,662	Series 2002-1, Class SA, HB, IF, 23.817%, 02/25/32	9,472
8,080	Series 2002-2, Class UC, 6.000%, 02/25/17	8,257
4,777	Series 2002-3, Class OG, 6.000%, 02/25/17	4,823
150,772	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	9,057
122,966	Series 2002-15, Class PO, PO, 04/25/32	111,884
56,384	Series 2002-28, Class PK, 6.500%, 05/25/32	62,565
70,041	Series 2002-62, Class ZE, 5.500%, 11/25/17	71,951

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
110,379	Series 2002-68, Class SH, IF, IO, 7.640%, 10/18/32	28,275
11,189	Series 2002-77, Class S, IF, 13.710%, 12/25/32	15,147
36,921	Series 2002-94, Class BK, 5.500%, 01/25/18	37,539
210,924	Series 2003-7, Class A1, 6.500%, 12/25/42	242,362
263,258	Series 2003-22, Class UD, 4.000%, 04/25/33	274,896
57,924	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	14,535
41,417	Series 2003-47, Class PE, 5.750%, 06/25/33	46,845
9,629	Series 2003-64, Class SX, IF, 13.141%, 07/25/33	11,726
11,240	Series 2003-66, Class PA, 3.500%, 02/25/33	11,529
38,297	Series 2003-71, Class DS, IF, 7.142%, 08/25/33	41,174
30,936	Series 2003-80, Class SY, IF, IO, 7.228%, 06/25/23	1,453
381,486	Series 2003-81, Class MC, 5.000%, 12/25/32	391,977
304,963	Series 2003-82, Class VB, 5.500%, 08/25/33	310,963
16,450	Series 2003-91, Class SD, IF, 11.797%, 09/25/33	20,164
151,681	Series 2003-116, Class SB, IF, IO, 7.178%, 11/25/33	32,414
827,422	Series 2003-128, Class DY, 4.500%, 01/25/24	878,891
7,858	Series 2003-130, Class SX, IF, 10.888%, 01/25/34	9,499
20,831	Series 2003-132, Class OA, PO, 08/25/33	19,686
188,345	Series 2004-2, Class OE, 5.000%, 05/25/23	190,331
73,148	Series 2004-4, Class QM, IF, 13.357%, 06/25/33	86,277
34,913	Series 2004-10, Class SC, HB, IF, 26.914%, 02/25/34	44,224
108,565	Series 2004-36, Class SA, IF, 18.366%, 05/25/34	148,825
65,694	Series 2004-46, Class SK, IF, 15.341%, 05/25/34	85,026
10,005	Series 2004-51, Class SY, IF, 13.397%, 07/25/34	13,485
57,218	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	67,741

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
31,148	Series 2004-76, Class CL, 4.000%, 10/25/19	31,928
164,316	Series 2005-45, Class DC, HB, IF, 22.764%, 06/25/35	252,322
14,520	Series 2005-52, Class PA, 6.500%, 06/25/35	15,219
265,691	Series 2005-68, Class BC, 5.250%, 06/25/35	282,721
160,151	Series 2005-84, Class XM, 5.750%, 10/25/35	172,312
275,334	Series 2005-110, Class MN, 5.500%, 06/25/35	289,082
63,934	Series 2006-22, Class AO, PO, 04/25/36	59,028
22,529	Series 2006-46, Class SW, HB, IF, 22.653%, 06/25/36	29,641
31,873	Series 2006-59, Class QO, PO, 01/25/33	31,271
65,222	Series 2006-110, Class PO, PO, 11/25/36	59,639
106,636	Series 2006-117, Class GS, IF, IO, 6.228%, 12/25/36	17,039
42,337	Series 2007-7, Class SG, IF, IO, 6.078%, 08/25/36	12,339
178,595	Series 2007-53, Class SH, IF, IO, 5.678%, 06/25/37	24,322
185,986	Series 2007-88, Class VI, IF, IO, 6.118%, 09/25/37	35,953
138,256	Series 2007-100, Class SM, IF, IO, 6.028%, 10/25/37	20,701
139,839	Series 2008-1, Class BI, IF, IO, 5.488%, 02/25/38	19,737
32,663	Series 2008-16, Class IS, IF, IO, 5.778%, 03/25/38	5,394
129,313	Series 2008-46, Class HI, IO, VAR, 1.665%, 06/25/38	9,367
48,950	Series 2008-53, Class CI, IF, IO, 6.778%, 07/25/38	10,190
116,706	Series 2009-112, Class ST, IF, IO, 5.828%, 01/25/40	18,704
65,255	Series 2010-35, Class SB, IF, IO, 5.998%, 04/25/40	12,497
343,587	Series 2013-128, Class PO, PO, 12/25/43	263,736
1,472	Series G92-42, Class Z, 7.000%, 07/25/22	1,598
10,405	Series G92-44, Class ZQ, 8.000%, 07/25/22	10,802
14,064	Series G92-54, Class ZQ, 7.500%, 09/25/22	15,307
1,051	Series G92-59, Class F, VAR, 1.349%, 10/25/22	1,066

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
2,978	Series G92-61, Class Z, 7.000%, 10/25/22	3,258
7,116	Series G92-66, Class KA, 6.000%, 12/25/22	7,678
33,658	Series G92-66, Class KB, 7.000%, 12/25/22	36,997
8,857	Series G93-1, Class KA, 7.900%, 01/25/23	9,983
9,402	Series G93-17, Class SI, IF, 6.000%, 04/25/23	10,717
	Federal National Mortgage Association REMIC Trust,
34,194	Series 1999-W1, Class PO, PO, 02/25/29	31,386
153,046	Series 1999-W4, Class A9, 6.250%, 02/25/29	167,987
363,716	Series 2002-W7, Class A4, 6.000%, 06/25/29	394,297
298,094	Series 2003-W1, Class 1A1, VAR, 5.735%, 12/25/42	334,651
42,032	Series 2003-W1, Class 2A, VAR, 6.392%, 12/25/42	48,366
	Federal National Mortgage Association STRIPS,
9,343	Series 329, Class 1, PO, 01/25/33	8,502
41,567	Series 365, Class 8, IO, 5.500%, 05/25/36	9,127
33,923	Federal National Mortgage Association Trust, Series 2004-W2, Class 2A2, 7.000%, 02/25/44	39,179
	Government National Mortgage Association,
117,020	Series 1994-7, Class PQ, 6.500%, 10/16/24	132,077
71,396	Series 1998-22, Class PD, 6.500%, 09/20/28	82,701
22,814	Series 1999-17, Class L, 6.000%, 05/20/29	25,423
114,756	Series 2000-21, Class Z, 9.000%, 03/16/30	139,062
1,457	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	217
254,243	Series 2000-36, Class PB, 7.500%, 11/16/30	300,146
785,929	Series 2001-10, Class PE, 6.500%, 03/16/31	894,904
121,511	Series 2001-22, Class PS, HB, IF, 20.097%, 03/17/31	199,599
58,441	Series 2001-36, Class S, IF, IO, 7.706%, 08/16/31	19,772
947,353	Series 2001-64, Class PB, VAR, 6.500%, 12/20/31	1,073,395

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Agency CMO — continued
8,991	Series 2002-24, Class SB, IF, 11.408%, 04/16/32	11,019
4,221	Series 2003-24, Class PO, PO, 03/16/33	3,821
29,056	Series 2004-28, Class S, IF, 18.715%, 04/16/34	42,320
500,000	Series 2006-38, Class OH, 6.500%, 08/20/36	620,484
148,130	Series 2007-45, Class QA, IF, IO, 6.238%, 07/20/37	28,649
114,305	Series 2007-76, Class SA, IF, IO, 6.128%, 11/20/37	20,666
114,388	Series 2008-2, Class MS, IF, IO, 6.815%, 01/16/38	25,664
76,627	Series 2008-55, Class SA, IF, IO, 5.798%, 06/20/38	11,984
52,123	Series 2009-6, Class SA, IF, IO, 5.756%, 02/16/39	7,748
162,373	Series 2009-6, Class SH, IF, IO, 5.638%, 02/20/39	21,515
116,708	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	27,204
83,439	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	19,437
238,099	Series 2009-22, Class SA, IF, IO, 5.868%, 04/20/39	32,685
214,185	Series 2009-31, Class TS, IF, IO, 5.898%, 03/20/39	25,850
211,020	Series 2009-64, Class SN, IF, IO, 5.756%, 07/16/39	24,587
91,410	Series 2009-79, Class OK, PO, 11/16/37	78,443
92,512	Series 2009-102, Class SM, IF, IO, 6.056%, 06/16/39	8,248
378,971	Series 2009-106, Class ST, IF, IO, 5.598%, 02/20/38	64,013
128,072	Series 2010-130, Class CP, 7.000%, 10/16/40	150,305
240,663	Series 2011-75, Class SM, IF, IO, 6.198%, 05/20/41	53,257
764,650	Series 2011-H19, Class FA, VAR, 0.662%, 08/20/61	757,340
789,435	Series 2012-H23, Class SA, VAR, 0.722%, 10/20/62	788,448
784,508	Series 2013-H08, Class FC, VAR, 0.642%, 02/20/63	780,158
466,256	Series 2013-H09, Class HA, 1.650%, 04/20/63	460,426
400,264	Series 2014-H17, Class FC, VAR, 0.692%, 07/20/64	395,883

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
633,285	Series 2015-137, Class WA, VAR, 5.481%, 01/20/38	708,011
950,286	Series 2015-H16, Class FG, VAR, 0.632%, 07/20/65	937,251
994,081	Series 2015-H30, Class FE, VAR, 1.002%, 11/20/65	982,901
	Vendee Mortgage Trust,
48,281	Series 1994-1, Class 1, VAR, 5.569%, 02/15/24	52,378
117,520	Series 1996-1, Class 1Z, 6.750%, 02/15/26	134,398
63,366	Series 1996-2, Class 1Z, 6.750%, 06/15/26	71,939
231,031	Series 1997-1, Class 2Z, 7.500%, 02/15/27	267,957
62,785	Series 1998-1, Class 2E, 7.000%, 03/15/28	74,151

		31,737,189

	Non-Agency CMO — 4.7%
101,374	Ajax Mortgage Loan Trust, Series 2015-B, Class A, SUB, 3.875%, 07/25/60 (e)	100,980
	Alternative Loan Trust,
1,778,581	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,791,575
468,507	Series 2005-20CB, Class 3A8, IF, IO, 4.328%, 07/25/35	56,434
663,994	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	646,645
315,615	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	289,893
657,175	Series 2005-22T1, Class A2, IF, IO, 4.648%, 06/25/35	98,244
370,903	Series 2005-J1, Class 1A4, IF, IO, 4.678%, 02/25/35	25,863
187,000	Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, SUB, 4.500%, 11/25/45 (e)	186,671
	Banc of America Alternative Loan Trust,
214,041	Series 2004-5, Class 3A3, PO, 06/25/34	183,111
22,133	Series 2004-6, Class 15PO, PO, 07/25/19	21,505
	Banc of America Funding Trust,
33,244	Series 2004-1, Class PO, PO, 03/25/34	27,456
225,389	Series 2005-6, Class 2A7, 5.500%, 10/25/35	221,304
34,369	Series 2005-7, Class 30PO, PO, 11/25/35	27,639
121,244	Series 2005-E, Class 4A1, VAR, 2.835%, 03/20/35	120,644
	Banc of America Mortgage Trust,
9,050	Series 2003-8, Class APO, PO, 11/25/33	7,530

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
22,772	Series 2004-3, Class 1A26, 5.500%, 04/25/34	23,127
7,248	Series 2004-4, Class APO, PO, 05/25/34	6,317
121,597	Series 2004-5, Class 2A2, 5.500%, 06/25/34	123,852
76,571	Series 2004-6, Class 2A5, PO, 07/25/34	67,430
21,359	Series 2004-6, Class APO, PO, 07/25/34	19,032
80,100	Series 2004-J, Class 3A1, VAR, 3.125%, 11/25/34	78,782
48,534	BCAP LLC Trust, Series 2011-RR5, Class 11A3, VAR, 0.371%, 05/28/36 (e)	48,077
	Bear Stearns ARM Trust,
52,927	Series 2003-7, Class 3A, VAR, 2.543%, 10/25/33	53,030
80,228	Series 2005-5, Class A1, VAR, 2.320%, 08/25/35	80,947
281,301	Series 2006-1, Class A1, VAR, 2.580%, 02/25/36	278,639
	CHL Mortgage Pass-Through Trust,
56,966	Series 2004-7, Class 2A1, VAR, 2.511%, 06/25/34	55,832
35,005	Series 2004-HYB1, Class 2A, VAR, 2.616%, 05/20/34	33,313
50,422	Series 2004-HYB3, Class 2A, VAR, 2.320%, 06/20/34	47,923
41,315	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	42,180
4,630	Series 2004-J8, Class POA, PO, 11/25/19	4,607
115,787	Series 2005-16, Class A23, 5.500%, 09/25/35	113,147
271,715	Series 2005-22, Class 2A1, VAR, 2.706%, 11/25/35	231,570
	Citigroup Global Markets Mortgage Securities VII, Inc.,
52,881	Series 2003-HYB1, Class A, VAR, 2.740%, 09/25/33	52,816
708	Series 2003-UP2, Class PO1, PO, 12/25/18	651
98,716	Citigroup Mortgage Loan Trust, Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	100,062
	Citigroup Mortgage Loan Trust, Inc.,
3,638	Series 2003-UP3, Class A3, 7.000%, 09/25/33	3,749
8,532	Series 2003-UST1, Class A1, 5.500%, 12/25/18	8,554
2,441	Series 2003-UST1, Class PO1, PO, 12/25/18	2,347

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
1,880	Series 2003-UST1, Class PO3, PO, 12/25/18	1,827
84,706	Series 2005-1, Class 2A1A, VAR, 2.734%, 04/25/35	68,158
3,603	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	3,580
131,853	CSMC, Series 2010-11R, Class A6, VAR, 1.424%, 06/28/47 (e)	127,613
11,637	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/18 (e)	11,645
179,066	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	153,062
	First Horizon Mortgage Pass-Through Trust,
162,027	Series 2004-AR7, Class 2A2, VAR, 2.681%, 02/25/35	161,845
120,945	Series 2005-AR1, Class 2A2, VAR, 2.608%, 04/25/35	120,104
	GMACM Mortgage Loan Trust,
85,802	Series 2003-AR1, Class A4, VAR, 3.136%, 10/19/33	84,888
75,196	Series 2004-J5, Class A7, 6.500%, 01/25/35	79,444
438,723	Series 2005-AR3, Class 3A4, VAR, 2.976%, 06/19/35	431,643
	GSR Mortgage Loan Trust,
65,805	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	66,845
298,087	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	318,421
94,225	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	97,546
51,729	Impac Secured Assets Trust, Series 2006-1, Class 2A1, VAR, 0.772%, 05/25/36	47,171
88,165	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, VAR, 2.677%, 11/25/33	88,430
56,083	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.775%, 04/21/34	56,354
	MASTR Alternative Loan Trust,
73,069	Series 2003-9, Class 8A1, 6.000%, 01/25/34	73,945
142,381	Series 2004-4, Class 10A1, 5.000%, 05/25/24	150,003
169,793	Series 2004-6, Class 7A1, 6.000%, 07/25/34	172,697
19,799	Series 2004-7, Class 30PO, PO, 08/25/34	15,323
68,927	Series 2004-8, Class 6A1, 5.500%, 09/25/19	70,786

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
58,188	Series 2004-10, Class 1A1, 4.500%, 09/25/19	58,969
	MASTR Asset Securitization Trust,
214,863	Series 2003-11, Class 9A6, 5.250%, 12/25/33	225,857
6,137	Series 2003-12, Class 15PO, PO, 12/25/18	6,110
16,932	Series 2004-6, Class 15PO, PO, 07/25/19	16,912
9,836	Series 2004-8, Class PO, PO, 08/25/19	9,251
29,553	Series 2004-10, Class 15PO, PO, 10/25/19	28,116
79,429	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	62,577
49,306	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 1.062%, 02/25/35	48,079
44,244	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	43,959
330,414	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	83,925
	RALI Trust,
15,281	Series 2002-QS8, Class A5, 6.250%, 06/25/17	15,365
660,967	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	695,608
5,193	Series 2003-QS3, Class A2, IF, 15.572%, 02/25/18	5,482
36,445	Series 2003-QS9, Class A3, IF, IO, 7.128%, 05/25/18	1,980
57,889	Series 2003-QS14, Class A1, 5.000%, 07/25/18	58,546
17,979	Series 2003-QS18, Class A1, 5.000%, 09/25/18	18,231
4,299	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	4,377
108,542	RFMSI Trust, Series 2005-SA4, Class 1A1, VAR, 2.832%, 09/25/35	90,230
4,662	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	4,692
	Springleaf Mortgage Loan Trust,
111,951	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	111,497
124,000	Series 2013-1A, Class M1, VAR, 2.310%, 06/25/58 (e)	124,170
108,000	Series 2013-1A, Class M2, VAR, 3.140%, 06/25/58 (e)	108,132

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
114,739	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	114,642
125,000	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	125,781
61,287	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 2.455%, 06/25/34	61,086
87,001	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-33H, Class 1A1, 5.500%, 10/25/33	88,740
	WaMu Mortgage Pass-Through Certificates Trust,
15,954	Series 2003-AR8, Class A, VAR, 2.484%, 08/25/33	16,336
74,397	Series 2003-AR9, Class 1A6, VAR, 2.522%, 09/25/33	75,214
965	Series 2003-S4, Class 3A, 5.500%, 06/25/33	965
27,887	Series 2004-AR3, Class A2, VAR, 2.460%, 06/25/34	28,186
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
1,096,135	Series 2005-2, Class 1A4, IF, IO, 4.628%, 04/25/35	156,624
364,915	Series 2005-2, Class 2A3, IF, IO, 4.578%, 04/25/35	44,485
307,378	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	62,824
282,521	Series 2005-4, Class CB7, 5.500%, 06/25/35	266,890
13,848	Series 2005-4, Class DP, PO, 06/25/20	12,620
90,436	Series 2005-6, Class 2A4, 5.500%, 08/25/35	86,231
	Wells Fargo Mortgage-Backed Securities Trust,
22,332	Series 2003-K, Class 1A1, VAR, 2.615%, 11/25/33	22,445
44,663	Series 2003-K, Class 1A2, VAR, 2.615%, 11/25/33	45,415
51,722	Series 2004-EE, Class 3A1, VAR, 2.709%, 12/25/34	52,155
131,639	Series 2004-P, Class 2A1, VAR, 2.740%, 09/25/34	132,065
238,950	Series 2005-AR3, Class 1A1, VAR, 2.746%, 03/25/35	240,431
69,395	Series 2005-AR8, Class 2A1, VAR, 2.728%, 06/25/35	69,694

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
60,552	Series 2005-AR16, Class 2A1, VAR, 2.753%, 02/25/34	61,165

		11,268,867

	Total Collateralized Mortgage Obligations (Cost $40,386,419)	43,006,056

Commercial Mortgage-Backed Securities — 2.0%
	A10 Securitization LLC,
48,980	Series 2013-1, Class A, 2.400%, 11/15/25 (e)	48,990
250,000	Series 2015-1, Class A1, 2.100%, 04/15/34 (e)	247,582
182,107	A10 Term Asset Financing LLC, Series 2013-2, Class A, 2.620%, 11/15/27 (e)	182,479
200,470	Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 07/10/46	202,098
19,562	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	19,531
	BB-UBS Trust,
100,000	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	99,481
100,000	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	98,880
9,292,649	CD Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.367%, 12/11/49 (e)	29,105
91,448	Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class A, 2.110%, 01/12/30 (e)	91,571
	COMM Mortgage Trust,
125,000	Series 2013-SFS, Class A2, VAR, 2.987%, 04/12/35 (e)	124,256
200,000	Series 2014-CR19, Class A5, 3.796%, 08/10/47	206,104
156,000	Series 2015-CR25, Class A4, 3.759%, 08/10/48	159,095
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
229,000	Series K038, Class A2, 3.389%, 03/25/24	237,229
424,000	Series KF12, Class A, VAR, 0.943%, 09/25/22	422,491
55,000	Series KJ02, Class A2, 2.597%, 09/25/20	55,713
250,000	Series KPLB, Class A, 2.770%, 05/25/25	245,861

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

563,000	Federal National Mortgage Association - ACES, Series 2015-M17, Class FA, VAR, 1.129%, 11/25/22	562,542
122,000	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	122,812
3,076,493	Morgan Stanley Capital I Trust, Series 2006-IQ12, Class X1, IO, VAR, 0.446%, 12/15/43 (e)	8,928
310,816	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	311,386
173,000	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, VAR, 1.767%, 07/14/34 (e)	173,072
	RAIT Trust,
250,000	Series 2014-FL2, Class B, VAR, 2.481%, 05/13/31 (e)	244,603
250,000	Series 2015-FL5, Class B, VAR, 4.260%, 01/15/31 (e)	250,000
120,000	Resource Capital Corp., Ltd., (Cayman Islands), Series 2015-CRE4, Class A, VAR, 1.730%, 08/15/32 (e)	118,806
116,000	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	116,849
104,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.525%, 05/10/63	106,401
200,000	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	207,581
13,072	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, VAR, 5.169%, 01/15/41	13,067
110,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	117,822

	Total Commercial Mortgage-Backed Securities (Cost $4,805,123)	4,824,335

Corporate Bonds — 15.7%
	Consumer Discretionary — 1.2%
	Auto Components — 0.0% (g)
7,000	Johnson Controls, Inc., 4.950%, 07/02/64	5,686

	Automobiles — 0.1%
150,000	Daimler Finance North America LLC, 1.875%, 01/11/18 (e)	149,408
65,000	Hyundai Capital America, 2.400%, 10/30/18 (e)	64,245

		213,653

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Hotels, Restaurants & Leisure — 0.0% (g)
28,000	Starbucks Corp., 2.700%, 06/15/22	28,009

	Internet & Catalog Retail — 0.1%
	Amazon.com, Inc.,
66,000	3.800%, 12/05/24	68,657
65,000	4.800%, 12/05/34	68,437

		137,094

	Media — 0.9%
	21st Century Fox America, Inc.,
50,000	6.650%, 11/15/37	58,103
50,000	7.250%, 05/18/18	55,779
150,000	7.300%, 04/30/28	179,656
	CBS Corp.,
99,000	3.700%, 08/15/24	96,278
42,000	4.000%, 01/15/26	40,956
94,000	CCO Safari II LLC, 4.464%, 07/23/22 (e)	93,672
75,000	Comcast Cable Holdings LLC, 10.125%, 04/15/22	99,483
	Comcast Corp.,
39,000	4.200%, 08/15/34	38,633
87,000	4.250%, 01/15/33	85,488
50,000	6.450%, 03/15/37	62,229
30,000	6.500%, 01/15/17	31,578
35,000	6.500%, 11/15/35	43,866
20,000	Cox Communications, Inc., 8.375%, 03/01/39 (e)	22,039
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
67,000	3.800%, 03/15/22	67,424
125,000	4.600%, 02/15/21	132,396
125,000	6.000%, 08/15/40	127,916
	Discovery Communications LLC,
78,000	4.375%, 06/15/21	79,934
30,000	4.950%, 05/15/42	25,134
100,000	Historic TW, Inc., 9.150%, 02/01/23	129,744
75,000	NBCUniversal Media LLC, 5.950%, 04/01/41	89,693
	Thomson Reuters Corp., (Canada),
25,000	3.850%, 09/29/24	24,500
84,000	3.950%, 09/30/21	86,735
	Time Warner Cable, Inc.,
50,000	6.550%, 05/01/37	50,599
50,000	6.750%, 07/01/18	54,553
50,000	7.300%, 07/01/38	54,208
75,000	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	88,478

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
	Time Warner, Inc.,
35,000	4.750%, 03/29/21	37,621
75,000	6.200%, 03/15/40	82,362
7,000	6.250%, 03/29/41	7,774
15,000	6.500%, 11/15/36	16,941
	Viacom, Inc.,
15,000	2.750%, 12/15/19	14,797
22,000	3.250%, 03/15/23	20,087
43,000	3.875%, 12/15/21	42,274
20,000	4.500%, 02/27/42	14,998
16,000	4.850%, 12/15/34	13,067
2,000	6.250%, 04/30/16	2,031

		2,171,026

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
18,000	4.375%, 09/01/23	17,929
26,000	4.500%, 12/15/34	21,731
9,000	5.125%, 01/15/42	7,736

		47,396

	Specialty Retail — 0.1%
28,000	Gap, Inc. (The), 5.950%, 04/12/21	29,621
	Home Depot, Inc. (The),
34,000	4.250%, 04/01/46	34,758
70,000	5.400%, 03/01/16	70,492
	Lowe’s Cos., Inc.,
72,000	3.375%, 09/15/25	73,101
75,000	7.110%, 05/15/37	96,823

		304,795

	Total Consumer Discretionary	2,907,659

	Consumer Staples — 0.6%
	Beverages — 0.1%
23,000	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19	26,586
38,000	Brown-Forman Corp., 4.500%, 07/15/45	39,299
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	101,996

		167,881

	Food & Staples Retailing — 0.2%
21,000	Costco Wholesale Corp., 2.250%, 02/15/22	20,609
	CVS Health Corp.,
80,000	3.500%, 07/20/22	81,404
36,000	4.000%, 12/05/23	37,412
109,000	4.875%, 07/20/35	112,542
16,000	5.300%, 12/05/43	17,185

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Food & Staples Retailing — continued
	Kroger Co. (The),
67,000	4.000%, 02/01/24	69,439
18,000	5.400%, 07/15/40	19,043
25,000	7.500%, 04/01/31	31,843
	Walgreens Boots Alliance, Inc.,
36,000	3.300%, 11/18/21	35,306
47,000	3.800%, 11/18/24	45,598
23,000	4.500%, 11/18/34	21,004
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	90,415

		581,800

	Food Products — 0.3%
55,000	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	63,656
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	28,149
8,000	ConAgra Foods, Inc., 2.100%, 03/15/18	7,976
13,000	Kellogg Co., 1.750%, 05/17/17	13,006
	Kraft Foods Group, Inc.,
35,000	3.500%, 06/06/22	35,383
31,000	5.375%, 02/10/20	33,943
122,000	6.125%, 08/23/18	133,949
133,000	6.875%, 01/26/39	157,631
27,000	Mead Johnson Nutrition Co., 4.125%, 11/15/25	27,203
75,000	Mondelez International, Inc., 4.000%, 02/01/24	77,310
49,000	Tyson Foods, Inc., 3.950%, 08/15/24	50,309

		628,515

	Household Products — 0.0% (g)
53,620	Procter & Gamble - ESOP, Series A, 9.360%, 01/01/21	63,998

	Total Consumer Staples	1,442,194

	Energy — 1.7%
	Energy Equipment & Services — 0.1%
21,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/43	12,749
9,000	Ensco plc, (United Kingdom), 5.200%, 03/15/25	6,405
	Halliburton Co.,
54,000	3.500%, 08/01/23	52,997
37,000	4.850%, 11/15/35	36,347
	Nabors Industries, Inc.,
15,000	4.625%, 09/15/21	12,326
15,000	5.000%, 09/15/20	13,161

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
	Noble Holding International Ltd., (Cayman Islands),
5,000	3.950%, 03/15/22	3,307
6,000	4.000%, 03/16/18	5,433
25,000	6.050%, 03/01/41	14,948
18,000	6.950%, 04/01/45	11,518
	Transocean, Inc., (Cayman Islands),
42,000	6.500%, 11/15/20	28,980
51,000	7.125%, 12/15/21	32,959
14,000	8.100%, 12/15/41	7,980

		239,110

	Oil, Gas & Consumable Fuels — 1.6%
50,000	Apache Corp., 6.900%, 09/15/18	54,931
18,000	Boardwalk Pipelines LP, 4.950%, 12/15/24	15,651
	BP Capital Markets plc, (United Kingdom),
121,000	2.750%, 05/10/23	113,617
15,000	3.506%, 03/17/25	14,526
150,000	3.814%, 02/10/24	149,922
	Buckeye Partners LP,
30,000	4.350%, 10/15/24	25,230
15,000	4.875%, 02/01/21	14,590
	Canadian Natural Resources Ltd., (Canada),
65,000	3.900%, 02/01/25	56,712
100,000	5.900%, 02/01/18	104,112
	Cenovus Energy, Inc., (Canada),
13,000	3.000%, 08/15/22	11,530
23,000	4.450%, 09/15/42	16,768
8,000	6.750%, 11/15/39	7,607
20,000	Chevron Corp., 2.355%, 12/05/22	19,098
200,000	CNOOC Nexen Finance ULC, (Canada), 4.250%, 04/30/24	202,135
	ConocoPhillips,
25,000	5.750%, 02/01/19	27,059
120,000	6.000%, 01/15/20	133,693
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	77,465
43,000	ConocoPhillips Co., 3.350%, 11/15/24	39,324
	Devon Energy Corp.,
47,000	3.250%, 05/15/22	39,952
21,000	4.750%, 05/15/42	14,909
	Ecopetrol S.A., (Colombia),
33,000	4.125%, 01/16/25	26,400
39,000	5.375%, 06/26/26	33,150
	Energy Transfer Partners LP,
27,000	3.600%, 02/01/23	22,225

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
45,000	4.750%, 01/15/26	37,849
17,000	5.150%, 03/15/45	12,016
	EnLink Midstream Partners LP,
22,000	4.150%, 06/01/25	16,921
65,000	5.050%, 04/01/45	40,305
	Enterprise Products Operating LLC,
38,000	3.700%, 02/15/26	34,086
25,000	3.750%, 02/15/25	22,868
25,000	3.900%, 02/15/24	23,325
6,000	4.950%, 10/15/54	4,694
16,000	5.100%, 02/15/45	13,402
15,000	EOG Resources, Inc., 2.625%, 03/15/23	14,210
55,000	Gulf South Pipeline Co. LP, 4.000%, 06/15/22	49,119
50,000	Kerr-McGee Corp., 7.875%, 09/15/31	53,944
	Magellan Midstream Partners LP,
14,000	3.200%, 03/15/25	12,222
76,000	5.150%, 10/15/43	65,169
150,000	Marathon Oil Corp., 6.000%, 10/01/17	152,899
29,000	Marathon Petroleum Corp., 3.625%, 09/15/24	27,023
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	93,000
	Noble Energy, Inc.,
14,000	5.050%, 11/15/44	11,304
28,000	5.625%, 05/01/21	27,389
22,000	5.875%, 06/01/22	20,928
45,000	Occidental Petroleum Corp., 3.500%, 06/15/25	43,951
	ONEOK Partners LP,
25,000	3.375%, 10/01/22	20,278
25,000	3.800%, 03/15/20	23,763
100,000	4.900%, 03/15/25	84,224
15,000	6.650%, 10/01/36	12,400
	Petrobras Global Finance B.V., (Netherlands),
56,000	4.375%, 05/20/23	36,907
45,000	5.375%, 01/27/21	33,366
147,000	6.250%, 03/17/24	104,880
15,000	6.850%, 06/05/15[1]	9,687
25,000	7.875%, 03/15/19	22,085
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	65,603
	Petroleos Mexicanos, (Mexico),
30,000	4.250%, 01/15/25 (e)	26,325
20,000	4.875%, 01/18/24	18,468
33,000	5.500%, 06/27/44 (e)	24,827
42,000	6.375%, 01/23/45	35,595
50,000	6.625%, 06/15/35	44,625

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
	Plains All American Pipeline LP/PAA Finance Corp.,
15,000	2.600%, 12/15/19	13,302
50,000	3.600%, 11/01/24	40,112
130,000	4.650%, 10/15/25	113,483
50,000	4.900%, 02/15/45	35,959
	Spectra Energy Capital LLC,
47,000	3.300%, 03/15/23	40,211
50,000	5.650%, 03/01/20	52,533
45,000	7.500%, 09/15/38	44,577
50,000	8.000%, 10/01/19	56,865
	Spectra Energy Partners LP,
34,000	2.950%, 09/25/18	33,407
19,000	3.500%, 03/15/25	16,619
7,000	4.500%, 03/15/45	5,380
25,000	5.950%, 09/25/43	23,872
	Statoil ASA, (Norway),
143,000	2.650%, 01/15/24	133,760
50,000	3.125%, 08/17/17	51,285
23,000	3.250%, 11/10/24	22,558
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	49,584
	Sunoco Logistics Partners Operations LP,
13,000	4.250%, 04/01/24	11,244
141,000	4.400%, 04/01/21	136,639
53,000	5.350%, 05/15/45	39,357
40,000	Talisman Energy, Inc., (Canada), 7.750%, 06/01/19	43,104
	Total Capital International S.A., (France),
28,000	1.550%, 06/28/17	28,072
50,000	2.750%, 06/19/21	49,807
150,000	Total Capital S.A., (France), 2.300%, 03/15/16	150,417
	TransCanada PipeLines Ltd., (Canada),
50,000	6.500%, 08/15/18	54,550
50,000	7.125%, 01/15/19	55,697

		3,862,657

	Total Energy	4,101,767

	Financials — 6.8%
	Banks — 2.3%
	Bank of America Corp.,
50,000	2.000%, 01/11/18	49,936
50,000	3.300%, 01/11/23	49,216
388,000	3.875%, 08/01/25	393,870
92,000	Series L, 3.950%, 04/21/25	89,587

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
295,000	Series L, 5.650%, 05/01/18	317,216
245,000	5.750%, 12/01/17	262,089
135,000	6.400%, 08/28/17	144,612
50,000	6.500%, 08/01/16	51,458
90,000	6.875%, 04/25/18	99,293
25,000	7.625%, 06/01/19	28,958
	Bank of Nova Scotia (The), (Canada),
100,000	1.450%, 04/25/18	99,219
100,000	1.700%, 06/11/18	99,621
150,000	Barclays Bank plc, (United Kingdom), 6.050%, 12/04/17 (e)	160,000
	BB&T Corp.,
100,000	3.950%, 04/29/16	101,017
50,000	5.250%, 11/01/19	54,660
	Citigroup, Inc.,
100,000	1.700%, 04/27/18	99,009
40,000	1.850%, 11/24/17	39,941
137,000	2.150%, 07/30/18	136,898
50,000	2.400%, 02/18/20	49,415
22,000	3.875%, 10/25/23	22,735
50,000	4.300%, 11/20/26	49,753
20,000	4.400%, 06/10/25	20,200
210,000	4.450%, 09/29/27	208,610
69,000	4.650%, 07/30/45	70,021
58,000	5.500%, 09/13/25	62,959
56,000	8.125%, 07/15/39	80,320
10,000	Comerica, Inc., 3.800%, 07/22/26	9,847
250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands), 4.375%, 08/04/25	254,263
83,000	Fifth Third Bancorp, 2.875%, 07/27/20	82,908
350,000	Glitnir Banki HF, (Iceland), 0.000%, 10/15/08 (d) (e)	108,500
111,000	HSBC Bank plc, (United Kingdom), 4.125%, 08/12/20 (e)	118,201
56,000	KeyCorp, 2.900%, 09/15/20	55,789
9,000	MUFG Americas Holdings Corp., 2.250%, 02/10/20	8,849
	PNC Funding Corp.,
150,000	5.125%, 02/08/20	164,956
25,000	5.625%, 02/01/17	25,991
25,000	6.700%, 06/10/19	28,575
	Royal Bank of Canada, (Canada),
50,000	1.875%, 02/05/20	49,088
80,000	2.000%, 10/01/18	80,171

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
229,000	Toronto-Dominion Bank (The), (Canada), 1.750%, 07/23/18	228,662
100,000	U.S. Bancorp, 7.500%, 06/01/26	128,857
50,000	Wachovia Corp., 5.750%, 02/01/18	54,005
	Wells Fargo & Co.,
65,000	2.600%, 07/22/20	64,833
31,000	4.300%, 07/22/27	31,668
284,000	5.606%, 01/15/44	315,495
200,000	SUB, 3.676%, 06/15/16	202,500
	Wells Fargo Bank N.A.,
250,000	6.000%, 11/15/17	269,631
250,000	VAR, 0.842%, 03/15/16	249,937
121,000	Westpac Banking Corp., (Australia), 4.875%, 11/19/19	131,802

		5,505,141

	Capital Markets — 1.7%
60,000	Ameriprise Financial, Inc., 4.000%, 10/15/23	62,329
	Bank of New York Mellon Corp. (The),
100,000	3.250%, 09/11/24	100,657
83,000	Series 0012, 3.650%, 02/04/24	86,180
55,000	4.600%, 01/15/20	59,578
	BlackRock, Inc.,
130,000	Series 2, 5.000%, 12/10/19	143,741
65,000	6.250%, 09/15/17	70,243
	Blackstone Holdings Finance Co. LLC,
21,000	4.450%, 07/15/45 (e)	19,710
100,000	5.875%, 03/15/21 (e)	114,373
200,000	Deutsche Bank AG, (Germany), 2.950%, 08/20/20	200,295
	Goldman Sachs Group, Inc. (The),
36,000	2.600%, 04/23/20	35,727
55,000	2.625%, 01/31/19	55,393
188,000	2.750%, 09/15/20	187,876
75,000	3.625%, 02/07/16	75,190
30,000	4.250%, 10/21/25	29,771
23,000	5.250%, 07/27/21	25,429
156,000	5.375%, 03/15/20	171,373
200,000	5.950%, 01/18/18	215,395
75,000	5.950%, 01/15/27	83,426
50,000	6.150%, 04/01/18	54,296
80,000	6.750%, 10/01/37	93,515
125,000	7.500%, 02/15/19	143,033
	Invesco Finance plc, (United Kingdom),
36,000	3.750%, 01/15/26	36,255
29,000	4.000%, 01/30/24	29,981

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
	Jefferies Group LLC,
110,000	6.450%, 06/08/27	116,254
100,000	6.875%, 04/15/21	111,868
	Macquarie Bank Ltd., (Australia),
100,000	2.850%, 07/29/20 (e)	100,432
100,000	4.000%, 07/29/25 (e)	101,316
285,000	5.000%, 02/22/17 (e)	294,763
	Morgan Stanley,
25,000	2.650%, 01/27/20	24,932
142,000	2.800%, 06/16/20	142,452
69,000	3.700%, 10/23/24	69,332
198,000	4.000%, 07/23/25	203,895
20,000	4.350%, 09/08/26	20,065
35,000	5.500%, 07/28/21	39,213
200,000	5.625%, 09/23/19	220,720
130,000	5.950%, 12/28/17	139,792
65,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	74,955
	State Street Corp.,
24,000	3.100%, 05/15/23	23,717
147,000	3.550%, 08/18/25	151,620
77,000	3.700%, 11/20/23	80,120
17,000	TD Ameritrade Holding Corp., 2.950%, 04/01/22	16,839

		4,026,051

	Consumer Finance — 1.0%
50,000	American Express Co., 7.000%, 03/19/18	55,450
	American Express Credit Corp.,
130,000	1.800%, 07/31/18	129,767
71,000	Series F, 2.600%, 09/14/20	71,164
	American Honda Finance Corp.,
200,000	1.600%, 02/16/18 (e)	198,482
33,000	2.250%, 08/15/19	33,081
	Capital One Financial Corp.,
110,000	3.500%, 06/15/23	109,328
86,000	4.200%, 10/29/25	84,912
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	86,531
100,000	7.050%, 10/01/18	113,408
50,000	7.150%, 02/15/19	57,296
	Ford Motor Credit Co. LLC,
200,000	3.984%, 06/15/16	202,220
200,000	4.250%, 02/03/17	204,342
114,000	General Motors Financial Co., Inc., 3.200%, 07/13/20	112,245

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — continued
50,000	HSBC Finance Corp., 7.350%, 11/27/32	61,775
	HSBC USA, Inc.,
100,000	1.625%, 01/16/18	99,505
135,000	2.350%, 03/05/20	133,430
168,000	2.750%, 08/07/20	168,017
	John Deere Capital Corp.,
39,000	1.200%, 10/10/17	38,858
44,000	1.600%, 07/13/18	43,801
42,000	3.150%, 10/15/21	42,742
82,000	3.400%, 09/11/25	83,124
	Toyota Motor Credit Corp.,
100,000	2.000%, 09/15/16	100,807
60,000	2.800%, 07/13/22	59,722

		2,290,007

	Diversified Financial Services — 0.8%
	CME Group, Inc.,
97,000	3.000%, 03/15/25	95,162
16,000	5.300%, 09/15/43	18,319
75,000	Countrywide Financial Corp., 6.250%, 05/15/16	76,264
	GE Capital International Funding Co., (Ireland),
389,000	0.964%, 04/15/16 (e)	389,175
251,000	2.342%, 11/15/20 (e)	248,907
	General Electric Capital Corp.,
100,000	3.100%, 01/09/23	101,501
88,000	5.500%, 01/08/20	98,699
100,000	5.875%, 01/14/38	122,356
200,000	6.750%, 03/15/32	261,321
	Intercontinental Exchange, Inc.,
23,000	2.500%, 10/15/18	23,201
59,000	4.000%, 10/15/23	60,766
50,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	61,000
	Shell International Finance B.V., (Netherlands),
42,000	1.125%, 08/21/17	41,706
70,000	2.125%, 05/11/20	68,863
47,000	4.125%, 05/11/35	44,863
60,000	6.375%, 12/15/38	70,932

		1,783,035

	Insurance — 0.7%
	ACE INA Holdings, Inc.,
120,000	2.700%, 03/13/23	117,220
42,000	2.875%, 11/03/22	41,681

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Insurance — continued
31,000	Allstate Corp. (The), 3.150%, 06/15/23	30,976
	American International Group, Inc.,
24,000	3.750%, 07/10/25	23,785
59,000	4.125%, 02/15/24	60,588
60,000	4.700%, 07/10/35	59,636
	Aon Corp.,
40,000	3.125%, 05/27/16	40,310
18,000	6.250%, 09/30/40	21,528
	Berkshire Hathaway Finance Corp.,
62,000	4.300%, 05/15/43	60,802
50,000	5.400%, 05/15/18	54,271
100,000	5.750%, 01/15/40	116,706
75,000	CNA Financial Corp., 3.950%, 05/15/24	74,662
97,000	Jackson National Life Global Funding, 1.875%, 10/15/18 (e)	96,316
27,000	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	28,877
20,000	Lincoln National Corp., 4.850%, 06/24/21	21,539
100,000	MassMutual Global Funding II, 3.125%, 04/14/16 (e)	100,579
	MetLife, Inc.,
87,000	3.600%, 11/13/25	87,611
28,000	4.050%, 03/01/45	25,984
	Metropolitan Life Global Funding I,
100,000	1.500%, 01/10/18 (e)	99,475
175,000	3.650%, 06/14/18 (e)	182,164
75,000	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	108,858
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	103,698
150,000	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	191,342
25,000	Travelers Cos., Inc. (The), 5.800%, 05/15/18	27,300

		1,775,908

	Real Estate Investment Trusts (REITs) — 0.3%
	American Tower Corp.,
40,000	3.500%, 01/31/23	39,096
38,000	5.000%, 02/15/24	40,224
80,000	American Tower Trust I, 3.070%, 03/15/23 (e)	78,335
	Equity Commonwealth,
75,000	5.875%, 09/15/20	80,602
100,000	6.650%, 01/15/18	105,837
115,000	HCP, Inc., 3.875%, 08/15/24	111,461

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
	Prologis LP,
24,000	3.750%, 11/01/25	23,808
27,000	4.250%, 08/15/23	28,409
20,000	Realty Income Corp., 3.875%, 07/15/24	19,620
70,000	Simon Property Group LP, 4.375%, 03/01/21	75,896
	Ventas Realty LP,
9,000	3.500%, 02/01/25	8,618
29,000	3.750%, 05/01/24	28,418
34,000	4.125%, 01/15/26	33,892
37,000	Welltower Inc., 4.500%, 01/15/24	37,852

		712,068

	Total Financials	16,092,210

	Health Care — 0.6%
	Biotechnology — 0.2%
	Amgen, Inc.,
25,000	2.125%, 05/01/20	24,659
100,000	5.150%, 11/15/41	101,523
40,000	5.700%, 02/01/19	44,099
82,000	5.750%, 03/15/40	88,709
	Baxalta, Inc.,
22,000	3.600%, 06/23/22 (e)	21,994
8,000	5.250%, 06/23/45 (e)	8,027
79,000	Biogen, Inc., 2.900%, 09/15/20	78,793
	Celgene Corp.,
49,000	3.250%, 08/15/22	48,611
41,000	3.625%, 05/15/24	40,324
53,000	5.000%, 08/15/45	53,206
	Gilead Sciences, Inc.,
54,000	3.250%, 09/01/22	54,374
29,000	3.500%, 02/01/25	29,242

		593,561

	Health Care Providers & Services — 0.2%
	Anthem, Inc.,
47,000	2.300%, 07/15/18	46,911
18,000	3.300%, 01/15/23	17,493
18,000	4.650%, 01/15/43	17,128
65,000	4.650%, 08/15/44	61,951
	Cardinal Health, Inc.,
23,000	2.400%, 11/15/19	22,991
28,000	3.750%, 09/15/25	28,426
48,000	Express Scripts Holding Co., 3.500%, 06/15/24	47,289

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Health Care Providers & Services — continued
	UnitedHealth Group, Inc.,
36,000	1.900%, 07/16/18	36,108
42,000	3.350%, 07/15/22	42,959
34,000	4.625%, 07/15/35	35,296
50,000	6.625%, 11/15/37	63,739

		420,291

	Pharmaceuticals — 0.2%
	AbbVie, Inc.,
45,000	1.750%, 11/06/17	44,913
22,000	2.900%, 11/06/22	21,283
29,000	4.500%, 05/14/35	28,408
	Actavis Funding SCS, (Luxembourg),
43,000	3.000%, 03/12/20	42,966
42,000	3.450%, 03/15/22	42,046
42,000	4.550%, 03/15/35	40,818
52,000	Forest Laboratories LLC, 5.000%, 12/15/21 (e)	56,503
	Merck & Co., Inc.,
21,000	2.350%, 02/10/22	20,619
63,000	2.800%, 05/18/23	62,688
10,000	3.700%, 02/10/45	9,235
	Zoetis, Inc.,
14,000	1.875%, 02/01/18	13,813
9,000	4.700%, 02/01/43	7,857

		391,149

	Total Health Care	1,405,001

	Industrials — 0.9%
	Aerospace & Defense — 0.1%
32,000	Airbus Group Finance B.V., (Netherlands), 2.700%, 04/17/23 (e)	30,832
45,000	BAE Systems Holdings, Inc., 3.800%, 10/07/24 (e)	44,746
51,000	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	56,632
	Lockheed Martin Corp.,
33,000	2.125%, 09/15/16	33,225
22,000	4.500%, 05/15/36	22,273
30,000	4.850%, 09/15/41	30,889
45,000	Precision Castparts Corp., 3.250%, 06/15/25	44,706
25,000	United Technologies Corp., 4.150%, 05/15/45	23,887

		287,190

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.0% (g)
16,000	FedEx Corp., 3.900%, 02/01/35	14,565
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	43,399

		57,964

	Airlines — 0.0% (g)
23,520	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	23,491
21,755	American Airlines 2011-1 Class A Pass-Through Trust, Series A, 5.250%, 01/31/21	23,060
32,029	Delta Air Lines 2010-2 Class A Pass-Through Trust, Series 2A, 4.950%, 05/23/19	33,630

		80,181

	Commercial Services & Supplies — 0.1%
	ADT Corp. (The),
35,000	3.500%, 07/15/22	31,325
28,000	4.875%, 07/15/42	20,020
21,000	Republic Services, Inc., 3.550%, 06/01/22	21,445
	Waste Management, Inc.,
8,000	3.900%, 03/01/35	7,450
43,000	4.750%, 06/30/20	46,607

		126,847

	Construction & Engineering — 0.0% (g)
23,000	ABB Finance USA, Inc., 2.875%, 05/08/22	22,669
44,000	Fluor Corp., 3.375%, 09/15/21	44,955

		67,624

	Industrial Conglomerates — 0.1%
	Danaher Corp.,
123,000	3.350%, 09/15/25	124,869
44,000	3.900%, 06/23/21	46,766
22,000	Koninklijke Philips N.V., (Netherlands), 5.750%, 03/11/18	23,542
114,000	Pentair Finance S.A., (Luxembourg), 2.900%, 09/15/18	113,490
26,000	Tyco International Finance S.A., (Luxembourg), 3.900%, 02/14/26	26,058

		334,725

	Machinery — 0.1%
80,000	Illinois Tool Works, Inc., 3.900%, 09/01/42	75,846
	Parker-Hannifin Corp.,
30,000	4.450%, 11/21/44	31,179
25,000	5.500%, 05/15/18	27,017

		134,042

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Road & Rail — 0.5%
	Burlington Northern Santa Fe LLC,
50,000	3.000%, 03/15/23	49,274
25,000	3.600%, 09/01/20	26,057
25,000	4.375%, 09/01/42	23,637
35,000	4.700%, 09/01/45	34,924
77,000	5.150%, 09/01/43	81,210
126,000	5.400%, 06/01/41	136,983
100,000	5.650%, 05/01/17	105,167
85,000	5.750%, 05/01/40	95,150
	Canadian Pacific Railway Co., (Canada),
35,000	4.500%, 01/15/22	37,224
127,000	6.125%, 09/15/15[1]	128,647
	CSX Corp.,
19,000	3.950%, 05/01/50	16,070
33,000	4.250%, 06/01/21	34,899
50,000	5.500%, 04/15/41	55,077
25,000	7.375%, 02/01/19	28,616
	ERAC USA Finance LLC,
45,000	4.500%, 08/16/21 (e)	47,614
12,000	5.625%, 03/15/42 (e)	12,879
	Norfolk Southern Corp.,
70,000	3.950%, 10/01/42	60,252
66,000	6.000%, 05/23/11[2]	69,063
27,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 07/17/18 (e)	27,170
35,000	Ryder System, Inc., 3.600%, 03/01/16	35,137

		1,105,050

	Trading Companies & Distributors — 0.0% (g)
27,000	WW Grainger, Inc., 4.600%, 06/15/45	28,269

	Total Industrials	2,221,892

	Information Technology — 1.0%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
11,000	2.900%, 03/04/21	11,307
56,000	3.000%, 06/15/22	56,954
80,000	5.500%, 02/22/16	80,510
75,000	5.900%, 02/15/39	91,483

		240,254

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
13,000	3.000%, 03/01/18	12,990
8,000	4.500%, 03/01/23	8,082
25,000	6.000%, 04/01/20	27,171

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
80,000	6.875%, 06/01/18	87,102
7,000	7.500%, 01/15/27	8,249

		143,594

	Internet Software & Services — 0.1%
	eBay, Inc.,
50,000	2.600%, 07/15/22	46,541
100,000	3.450%, 08/01/24	95,597

		142,138

	IT Services — 0.2%
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	57,990
	International Business Machines Corp.,
174,000	1.625%, 05/15/20	169,676
169,000	4.000%, 06/20/42	158,081
50,000	6.220%, 08/01/27	61,343
	Xerox Corp.,
17,000	4.500%, 05/15/21	17,158
35,000	5.625%, 12/15/19	37,233
50,000	6.750%, 02/01/17	52,396

		553,877

	Semiconductors & Semiconductor Equipment — 0.0% (g)
	Intel Corp.,
49,000	3.700%, 07/29/25	50,683
60,000	4.000%, 12/15/32	59,717
24,000	4.900%, 07/29/45	25,367

		135,767

	Software — 0.3%
	Microsoft Corp.,
30,000	2.375%, 02/12/22	29,612
143,000	2.375%, 05/01/23	138,818
160,000	2.650%, 11/03/22	159,838
18,000	3.500%, 02/12/35	16,636
19,000	4.000%, 02/12/55	17,067
	Oracle Corp.,
52,000	Series notes, 2.800%, 07/08/21	52,671
51,000	4.300%, 07/08/34	50,735
50,000	5.250%, 01/15/16	50,074
50,000	5.750%, 04/15/18	54,557
100,000	6.500%, 04/15/38	125,409

		695,417

	Technology Hardware, Storage & Peripherals — 0.2%
	Apple, Inc.,
55,000	2.150%, 02/09/22	53,384

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Technology Hardware, Storage & Peripherals — continued
142,000	2.400%, 05/03/23	138,360
126,000	2.850%, 05/06/21	129,037
32,000	3.200%, 05/13/25	32,387
31,000	3.450%, 02/09/45	26,690
69,000	VAR, 0.584%, 05/03/18	68,856
25,000	Dell, Inc., 7.100%, 04/15/28	24,062
	HP, Inc.,
24,000	4.300%, 06/01/21	23,767
20,000	4.650%, 12/09/21	19,924
71,000	6.000%, 09/15/41	61,993

		578,460

	Total Information Technology	2,489,507

	Materials — 0.5%
	Chemicals — 0.3%
	Agrium, Inc., (Canada),
22,000	3.375%, 03/15/25	20,072
10,000	4.125%, 03/15/35	8,506
38,000	5.250%, 01/15/45	35,422
80,000	CF Industries, Inc., 7.125%, 05/01/20	90,273
30,000	Dow Chemical Co. (The), 7.375%, 11/01/29	37,051
25,000	E.I. du Pont de Nemours & Co., 4.900%, 01/15/41	23,925
9,000	Monsanto Co., 4.700%, 07/15/64	6,834
	Mosaic Co. (The),
24,000	3.750%, 11/15/21	24,064
71,000	4.250%, 11/15/23	70,320
8,000	4.875%, 11/15/41	6,964
36,000	5.450%, 11/15/33	36,384
22,000	5.625%, 11/15/43	21,087
10,000	Potash Corp. of Saskatchewan, Inc., (Canada), 3.250%, 12/01/17	10,217
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	15,588
50,000	9.000%, 05/01/21	63,539
16,000	Praxair, Inc., 2.650%, 02/05/25	15,325
	Union Carbide Corp.,
100,000	7.500%, 06/01/25	118,932
80,000	7.750%, 10/01/96	95,622

		700,125

	Metals & Mining — 0.2%
	BHP Billiton Finance USA Ltd., (Australia),
44,000	3.850%, 09/30/23	41,660
40,000	5.400%, 03/29/17	41,669
80,000	6.500%, 04/01/19	88,123

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
	Freeport-McMoRan, Inc.,
55,000	3.875%, 03/15/23	31,350
125,000	5.400%, 11/14/34	66,250
48,000	5.450%, 03/15/43	24,960
13,000	Nucor Corp., 4.000%, 08/01/23	12,605
29,000	Rio Tinto Finance USA plc, (United Kingdom), 1.625%, 08/21/17	28,584
	Teck Resources Ltd., (Canada),
26,000	3.750%, 02/01/23	12,025
42,000	4.750%, 01/15/22	20,370

		367,596

	Total Materials	1,067,721

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.9%
	AT&T, Inc.,
33,000	2.450%, 06/30/20	32,499
69,000	3.000%, 06/30/22	67,345
14,000	3.400%, 05/15/25	13,455
140,000	3.875%, 08/15/21	144,434
10,000	4.300%, 12/15/42	8,545
23,000	4.500%, 05/15/35	21,272
26,000	4.750%, 05/15/46	23,806
205,000	5.350%, 09/01/40	202,482
100,000	5.500%, 02/01/18	106,899
45,000	6.300%, 01/15/38	49,244
50,000	Centel Capital Corp., 9.000%, 10/15/19	57,260
70,000	Deutsche Telekom International Finance B.V., (Netherlands), 8.750%, 06/15/30	97,051
	GTP Acquisition Partners I LLC,
58,000	2.350%, 06/15/20 (e)	56,245
67,000	3.482%, 06/16/25 (e)	65,961
35,000	Orange S.A., (France), 2.750%, 09/14/16	35,393
	Telefonica Emisiones S.A.U., (Spain),
25,000	5.134%, 04/27/20	27,296
19,000	5.462%, 02/16/21	21,235
	Verizon Communications, Inc.,
16,000	2.625%, 02/21/20	16,056
45,000	3.000%, 11/01/21	44,874
89,000	3.500%, 11/01/24	87,905
72,000	4.400%, 11/01/34	66,429
106,000	4.500%, 09/15/20	113,887
89,000	4.522%, 09/15/48	79,592
81,000	4.672%, 03/15/55	70,324

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Telecommunication Services — continued
323,000	4.862%, 08/21/46	305,793
104,000	6.400%, 09/15/33	118,485
	Verizon Pennsylvania LLC,
100,000	8.350%, 12/15/30	119,441
50,000	8.750%, 08/15/31	60,286

		2,113,494

	Wireless Telecommunication Services — 0.1%
42,000	Crown Castle Towers LLC, 3.222%, 05/15/22 (e)	41,440
	Rogers Communications, Inc., (Canada),
80,000	4.100%, 10/01/23	82,430
50,000	6.800%, 08/15/18	55,806
25,000	8.750%, 05/01/32	33,797
	Vodafone Group plc, (United Kingdom),
50,000	1.500%, 02/19/18	49,444
50,000	1.625%, 03/20/17	49,925

		312,842

	Total Telecommunication Services	2,426,336

	Utilities — 1.4%
	Electric Utilities — 1.0%
62,000	Alabama Power Co., 6.125%, 05/15/38	75,416
9,000	Arizona Public Service Co., 4.500%, 04/01/42	9,230
	Duke Energy Carolinas LLC,
39,000	4.300%, 06/15/20	42,211
75,000	5.100%, 04/15/18	80,385
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	76,532
25,000	Duke Energy Progress LLC, 5.300%, 01/15/19	27,462
	Electricite de France S.A., (France),
40,000	2.150%, 01/22/19 (e)	39,810
75,000	6.000%, 01/22/14[3] (e)	73,386
30,000	Florida Power & Light Co., 5.950%, 02/01/38	37,367
25,000	Georgia Power Co., 5.950%, 02/01/39	28,410
18,000	Great Plains Energy, Inc., 4.850%, 06/01/21	19,332
100,000	Hydro-Quebec, (Canada), Series IO, 8.050%, 07/07/24	134,582
	Kansas City Power & Light Co.,
24,000	3.150%, 03/15/23	23,520
50,000	5.300%, 10/01/41	54,324
59,000	MidAmerican Energy Co., 3.500%, 10/15/24	60,296

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
	Niagara Mohawk Power Corp.,
19,000	3.508%, 10/01/24 (e)	19,073
40,000	4.881%, 08/15/19 (e)	42,685
25,000	Northern States Power Co., 6.250%, 06/01/36	31,726
40,000	Ohio Power Co., 6.050%, 05/01/18	43,450
	Oncor Electric Delivery Co. LLC,
30,000	6.800%, 09/01/18	33,343
25,000	7.000%, 09/01/22	30,019
	Pacific Gas & Electric Co.,
16,000	3.500%, 06/15/25	16,178
24,000	4.500%, 12/15/41	23,920
75,000	5.625%, 11/30/17	80,169
100,000	6.050%, 03/01/34	117,824
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	96,374
35,000	Progress Energy, Inc., 4.400%, 01/15/21	37,020
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	18,587
175,000	Public Service Co. of Oklahoma, Series G, 6.625%, 11/15/37	210,707
	Public Service Electric & Gas Co.,
83,000	3.000%, 05/15/25	81,953
28,000	5.375%, 11/01/39	32,297
	Southern California Edison Co.,
17,643	1.845%, 02/01/22	17,480
53,000	Series C, 3.500%, 10/01/23	54,680
50,000	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	58,882
200,000	State Grid Overseas Investment Ltd., (United Kingdom), 1.750%, 05/22/18 (e)	198,023
	Virginia Electric & Power Co.,
50,000	5.400%, 04/30/18	54,055
70,000	5.950%, 09/15/17	75,236
70,000	6.350%, 11/30/37	89,545
20,000	Xcel Energy, Inc., 6.500%, 07/01/36	24,155

		2,269,644

	Gas Utilities — 0.1%
50,000	Atmos Energy Corp., 4.125%, 10/15/44	47,916
22,000	Boston Gas Co., 4.487%, 02/15/42 (e)	21,395
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	26,900
49,000	Dominion Gas Holdings LLC, 2.800%, 11/15/20	49,160

		145,371

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Independent Power & Renewable Electricity Producers — 0.1%
	Exelon Generation Co. LLC,
15,000	2.950%, 01/15/20	14,946
78,000	4.000%, 10/01/20	80,387
29,000	5.750%, 10/01/41	28,036
37,000	PSEG Power LLC, 4.150%, 09/15/21	37,640
86,000	Southern Power Co., 1.850%, 12/01/17	85,963

		246,972

	Multi-Utilities — 0.2%
	AGL Capital Corp.,
37,000	3.500%, 09/15/21	37,094
42,000	4.400%, 06/01/43	37,766
96,000	5.875%, 03/15/41	105,262
38,000	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	44,520
30,000	DTE Energy Co., 3.300%, 06/15/22 (e)	30,090
	Sempra Energy,
47,000	3.550%, 06/15/24	46,741
62,000	4.050%, 12/01/23	63,865
100,000	6.500%, 06/01/16	101,816
43,000	WEC Energy Group, Inc., 3.550%, 06/15/25	43,242

		510,396

	Water Utilities — 0.0% (g)
34,000	American Water Capital Corp., 3.400%, 03/01/25	34,542

	Total Utilities	3,206,925

	Total Corporate Bonds (Cost $37,084,053)	37,361,212

Foreign Government Securities — 0.3%
7,000	Republic of Peru, (Peru), 5.625%, 11/18/50	7,122
50,000	Republic of Poland, (Poland), 4.000%, 01/22/24	52,307
200,000	Republic of Turkey, (Turkey), 5.750%, 03/22/24	211,200
	United Mexican States, (Mexico),
203,000	3.500%, 01/21/21	206,045
200,000	3.600%, 01/30/25	194,800
58,000	4.000%, 10/02/23	58,754
48,000	5.550%, 01/21/45	49,080

	Total Foreign Government Securities (Cost $761,335)	779,308

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — 9.9%
	Federal Home Loan Mortgage Corp.,
73,442	ARM, 2.209%, 03/01/35	77,319
85,988	ARM, 2.385%, 04/01/34	90,932
49,599	ARM, 2.390%, 01/01/27	52,058
16,287	ARM, 2.457%, 04/01/30	17,095
25,430	ARM, 2.497%, 01/01/37	27,078
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
6,741	4.500%, 08/01/18	6,959
25,900	6.500%, 10/01/17 - 02/01/19	26,479
14,990	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 6.000%, 12/01/22	16,832
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
68,558	5.500%, 10/01/33	77,477
132,214	6.000%, 04/01/26 - 02/01/39	148,924
142,869	6.500%, 11/01/25 - 11/01/34	163,780
63,922	7.000%, 04/01/35	76,656
3,657	8.500%, 07/01/28	4,467
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
1,614,618	3.500%, 04/01/33 - 06/01/42	1,675,649
403,905	4.000%, 06/01/42	430,234
41,654	7.000%, 07/01/29	46,087
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
9,496	10.000%, 01/01/20 - 09/01/20	9,620
	Federal National Mortgage Association,
478	ARM, 1.979%, 03/01/19	489
259,909	ARM, 1.980%, 01/01/35	271,573
62,666	ARM, 2.331%, 10/01/34	66,355
54,966	ARM, 2.345%, 05/01/35	58,163
70,341	ARM, 2.381%, 01/01/34	74,133
7,417	ARM, 2.387%, 04/01/34	7,588
37,309	ARM, 2.402%, 07/01/33	39,416
90,557	ARM, 2.409%, 08/01/34	95,568
66,113	ARM, 2.500%, 04/01/33	69,862
1,921	ARM, 3.736%, 03/01/29	2,041
	Federal National Mortgage Association, 15 Year, Single Family,
22,101	3.500%, 05/01/19	23,154
65,072	4.500%, 03/01/23 - 05/01/23	68,973
5,399	5.000%, 06/01/18	5,610
25,512	5.500%, 04/01/22	26,639
42,188	6.000%, 03/01/18 - 09/01/22	43,987
17,149	6.500%, 08/01/20	18,105

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
	Federal National Mortgage Association, 20 Year, Single Family,
28,086	4.500%, 01/01/25	30,334
203,746	5.000%, 11/01/23	224,091
47,026	6.500%, 03/01/19 - 12/01/22	53,744
	Federal National Mortgage Association, 30 Year, FHA/VA,
24,701	8.500%, 10/01/26 - 06/01/30	25,844
43,545	9.000%, 04/01/25	49,284
	Federal National Mortgage Association, 30 Year, Single Family,
206,004	3.000%, 09/01/31	206,220
23,545	4.500%, 04/01/38 - 05/01/39	25,439
63,919	5.000%, 09/01/35	70,474
21,794	5.500%, 01/01/38 - 06/01/38	24,330
93,188	6.000%, 01/01/29 - 03/01/33	106,932
226,693	6.500%, 09/01/25 - 11/01/36	261,366
1,494	7.000%, 08/01/32	1,590
14,228	7.500%, 03/01/30	15,018
74,311	8.000%, 03/01/27 - 11/01/28	86,007
	Federal National Mortgage Association, Other,
489,000	VAR, 1.003%, 12/01/25	489,062
1,000,000	2.010%, 06/01/20	995,717
285,523	2.340%, 12/01/22	282,619
1,000,000	2.400%, 12/01/22 - 02/01/23	989,006
500,000	2.450%, 11/01/22	496,121
500,000	2.500%, 04/01/23	498,355
1,000,000	2.520%, 05/01/23	986,229
1,000,000	3.020%, 07/01/23	1,016,801
500,000	3.080%, 04/01/30	488,439
1,000,000	3.100%, 09/01/25	1,009,630
1,000,000	3.120%, 11/01/26	1,005,101
1,925,000	3.290%, 08/01/26	1,959,132
1,000,000	3.340%, 02/01/27	1,027,537
874,083	3.500%, 05/01/43	903,230
687,576	3.690%, 10/01/29	711,654
300,000	3.765%, 12/01/25	317,259
2,000,000	3.980%, 08/01/25	2,146,249
1,188,424	4.000%, 07/01/42	1,265,086
458,647	4.130%, 07/01/20	493,087
122,822	5.500%, 09/01/33 - 04/01/38	135,792
283,835	5.894%, 10/01/17	302,956
55,760	6.000%, 09/01/28	63,221
156,622	6.500%, 10/01/35	176,115

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	1.002%II, 30 Year, Single Family,
2,280	7.500%, 12/20/26	2,687
45,954	8.000%, 11/20/26 - 01/20/27	54,345
2,130	8.500%, 05/20/25	2,422
	Government National Mortgage Association II, Other,
306,079	VAR, 2.375%, 07/20/34 - 09/20/34	314,696
	Government National Mortgage Association, 30 Year, Single Family,
105,466	6.000%, 05/15/37 - 10/15/38	118,489
59,827	6.500%, 03/15/28 - 12/15/38	68,449
21,969	7.000%, 12/15/25 - 06/15/33	25,446
14,052	7.500%, 05/15/23 - 09/15/28	15,191
9,800	8.000%, 09/15/22 - 10/15/27	10,936
2,689	9.000%, 11/15/24	3,006
59,079	9.500%, 10/15/24	64,578

	Total Mortgage Pass-Through Securities (Cost $23,251,292)	23,438,618

Municipal Bonds — 0.2% (t)
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	151,368

	New York — 0.1%
30,000	New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	36,272
130,000	Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	153,828

		190,100

	Ohio — 0.0% (g)
98,000	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11[2]	94,486

	Total Municipal Bonds (Cost $416,174)	435,954

U.S. Government Agency Securities — 12.4%
125,000	Federal Home Loan Mortgage Corp., 5.125%, 10/18/16	129,243
	Federal National Mortgage Association,
30,000	0.875%, 05/21/18	29,719
3,000,000	12.318%, 10/09/19 (n)	2,778,048
630,000	Federal National Mortgage Association STRIPS, 13.108%, 03/23/28 (n)	414,558
	Financing Corp.,
100,000	5.836%, 09/26/19 (n)	92,715
8,000,000	10.926%, 12/06/18 (n)	7,643,848
2,000,000	13.950%, 11/02/18 (n)	1,915,180

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — continued
	Residual Funding Corp. STRIPS,
6,000,000	2.041%, 10/15/20 (n)	5,429,394
4,100,000	11.121%, 07/15/20 (n)	3,745,047
2,000,000	Resolution Funding Corp. STRIPS, 15.138%, 01/15/20 (n)	1,849,542
	Tennessee Valley Authority,
161,000	4.250%, 09/15/65	157,292
33,000	4.625%, 09/15/60	34,497
100,000	5.250%, 09/15/39	120,189
5,000,000	Tennessee Valley Authority STRIPS, 10.888%, 07/15/16 (n)	4,978,000

	Total U.S. Government Agency Securities (Cost $26,536,768)	29,317,272

U.S. Treasury Obligations — 29.0%
	U.S. Treasury Bonds,
180,000	3.500%, 02/15/39	199,097
2,565,000	4.375%, 02/15/38	3,236,910
815,000	4.375%, 11/15/39	1,024,767
150,000	4.500%, 02/15/36	192,234
175,000	4.500%, 05/15/38	224,697
50,000	5.250%, 02/15/29	65,504
300,000	5.375%, 02/15/31	406,817
200,000	6.125%, 11/15/27	276,867
50,000	6.250%, 05/15/30	72,498
338,000	8.000%, 11/15/21	451,322
	U.S. Treasury Coupon STRIPS,
1,000,000	1.569%, 11/15/19 (n)	937,530
310,000	1.737%, 02/15/20 (n)	288,680
1,790,000	1.890%, 05/15/21 (n)	1,607,019
1,800,000	1.988%, 08/15/21 (n)	1,604,988
1,660,000	2.032%, 08/15/23 (n)	1,396,872
12,173,000	2.064%, 05/15/20 (n)	11,237,432
730,000	2.166%, 05/15/19 (n)	693,887
500,000	2.275%, 11/15/23 (n)	416,823
710,000	2.327%, 02/15/21 (n)	641,767
2,650,000	2.401%, 05/15/23 (n)	2,242,857
760,000	2.469%, 05/15/22 (n)	662,085
970,000	2.507%, 02/15/22 (n)	851,576
3,540,000	2.509%, 08/15/16 (n)	3,525,479
150,000	2.528%, 02/15/18 (n)	146,452
500,000	2.575%, 11/15/22 (n)	429,194
200,000	2.676%, 05/15/25 (n)	158,910
140,000	2.683%, 05/15/28 (n)	100,603
2,690,000	2.696%, 02/15/23 (n)	2,296,501
300,000	2.759%, 08/15/32 (n)	185,835
27,000	2.783%, 02/15/28 (n)	19,604

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

200,000	2.787%, 08/15/22 (n)	172,901
350,000	2.796%, 08/15/20 (n)	321,526
110,000	2.950%, 11/15/24 (n)	88,888
760,000	2.953%, 11/15/31 (n)	483,618
250,000	2.954%, 08/15/27 (n)	184,353
65,000	2.954%, 02/15/35 (n)	36,693
615,000	3.008%, 11/15/21 (n)	544,203
50,000	3.014%, 11/15/34 (n)	28,457
23,000	3.131%, 08/15/26 (n)	17,581
2,250,000	3.195%, 05/15/32 (n)	1,403,903
400,000	3.200%, 08/15/19 (n)	377,423
250,000	3.213%, 05/15/35 (n)	139,921
250,000	3.256%, 11/15/26 (n)	189,338
825,000	3.306%, 02/15/17 (n)	816,991
50,000	3.306%, 02/15/25 (n)	40,081
350,000	3.334%, 02/15/32 (n)	220,532
400,000	3.340%, 02/15/33 (n)	243,104
700,000	3.342%, 02/15/27 (n)	525,562
1,175,000	3.449%, 05/15/33 (n)	707,640
350,000	3.449%, 05/15/34 (n)	202,600
200,000	3.479%, 11/15/29 (n)	136,288
300,000	3.481%, 08/15/30 (n)	199,175
275,000	3.485%, 05/15/31 (n)	178,043
300,000	3.512%, 08/15/29 (n)	206,770
300,000	3.529%, 11/15/30 (n)	197,300
710,000	3.551%, 11/15/27 (n)	519,766
3,625,000	3.588%, 08/15/17 (n)	3,569,708
658,000	3.606%, 02/15/29 (n)	460,770
400,000	3.684%, 08/15/31 (n)	256,483
800,000	3.733%, 11/15/32 (n)	489,861
550,000	3.789%, 02/15/31 (n)	360,019
975,000	3.877%, 11/15/33 (n)	575,732
300,000	4.135%, 05/15/30 (n)	201,167
100,000	4.415%, 05/15/26 (n)	76,982
975,000	4.565%, 02/15/30 (n)	658,466
325,000	4.944%, 02/15/34 (n)	190,000
100,000	5.332%, 08/15/33 (n)	59,654
100,000	5.984%, 11/15/28 (n)	70,622
125,000	6.028%, 05/15/27 (n)	92,953
50,000	6.106%, 08/15/28 (n)	35,656
2,800,000	7.633%, 02/15/16 (n)	2,799,303
700,000	7.738%, 11/15/17 (n)	686,204
	U.S. Treasury Inflation Indexed Bonds,
100,000	2.500%, 01/15/29	131,233
300,000	3.625%, 04/15/28	576,689
170,000	U.S. Treasury Inflation Indexed Notes, 1.375%, 07/15/18	194,118

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — continued
	U.S. Treasury Notes,
1,915,000	0.625%, 09/30/17	1,901,760
545,000	0.875%, 10/15/17	543,361
150,000	1.250%, 10/31/18	149,789
125,000	1.250%, 11/30/18	124,790
400,000	1.375%, 12/31/18	400,297
400,000	1.500%, 08/31/18	402,656
2,900,000	1.750%, 05/15/23	2,825,348
100,000	2.000%, 10/31/21	100,277
150,000	2.000%, 11/30/22	149,180
200,000	2.125%, 08/31/20	203,227
1,200,000	2.125%, 08/15/21	1,214,203
300,000	2.125%, 12/31/21	302,648
400,000	2.250%, 07/31/18	410,438
115,000	2.250%, 04/30/21	117,282
200,000	2.375%, 08/15/24	202,086
200,000	2.625%, 11/15/20	207,797
200,000	2.750%, 02/15/19	208,398
1,742,000	3.125%, 05/15/19	1,837,742
600,000	3.125%, 05/15/21	638,110
200,000	3.250%, 12/31/16	204,734
300,000	3.500%, 02/15/18	314,977
450,000	3.500%, 05/15/20	483,785
650,000	3.625%, 02/15/21	706,545

	Total U.S. Treasury Obligations (Cost $67,379,981)	68,912,514

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
4,939,645	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $4,939,645)	4,939,645

	Total Investments — 97.4% (Cost $224,049,242)	231,378,592
	Other Assets in Excess of Liabilities — 2.6%	6,162,015

	NET ASSETS — 100.0%	$237,540,607

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	29

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015

ACES	— Alternative Credit Enhancement Securities
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2015.
CMO	— Collateralized Mortgage Obligation
CSMC	— Credit Suisse Mortgage Trust
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2015. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2015.
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2015.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2015.
(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
[1]	— Security matures in 2115.
[2]	— Security matures in 2111.
[3]	— Security matures in 2114.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$226,438,947
Investments in affiliates, at value	4,939,645

Total investment securities, at value	231,378,592
Cash	3,722
Receivables:
Investment securities sold	10,404
Portfolio shares sold	5,929,258
Interest from non-affiliates	854,731
Dividends from affiliates	741

Total Assets	238,177,448

LIABILITIES:
Payables:
Investment securities purchased	350,780
Portfolio shares redeemed	108,717
Accrued liabilities:
Investment advisory fees	71,525
Administration fees	12,060
Distribution fees	12,752
Custodian and accounting fees	29,611
Audit fees	47,708
Other	3,688

Total Liabilities	636,841

Net Assets	$237,540,607

NET ASSETS:
Paid-in-Capital	$226,418,193
Accumulated undistributed net investment income	6,236,132
Accumulated net realized gains (losses)	(2,443,068)
Net unrealized appreciation (depreciation)	7,329,350

Total Net Assets	$237,540,607

Net Assets:
Class 1	$178,547,019
Class 2	58,993,588

Total	$237,540,607

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	16,364,207
Class 2	5,458,039

Net Asset Value, offering and redemption price per share (a):
Class 1	$10.91
Class 2	10.81

Cost of investments in non-affiliates	$219,109,597
Cost of investments in affiliates	4,939,645

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	31

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$8,048,963
Dividend income from affiliates	8,526

Total investment income	8,057,489

EXPENSES:
Investment advisory fees	877,525
Administration fees	179,699
Distribution fees — Class 2	135,804
Custodian and accounting fees	120,509
Professional fees	91,272
Trustees’ and Chief Compliance Officer’s fees	1,590
Printing and mailing costs	45,244
Transfer agent fees	3,263
Other	22,131

Total expenses	1,477,037

Less fees waived	(41,387)
Less expense reimbursements	(650)

Net expenses	1,435,000

Net investment income (loss)	6,622,489

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from Investments in non-affiliates	1,895,039
Change in net unrealized appreciation/depreciation on Investments in non-affiliates	(6,474,169)

Net realized/unrealized gains (losses)	(4,579,130)

Change in net assets resulting from operations	$2,043,359

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,622,489	$6,827,454
Net realized gain (loss)	1,895,039	1,861,927
Change in net unrealized appreciation/depreciation	(6,474,169)	965,342

Change in net assets resulting from operations	2,043,359	9,654,723

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(5,713,322)	(6,598,583)
Class 2
From net investment income	(1,784,807)	(1,166,426)

Total distributions to shareholders	(7,498,129)	(7,765,009)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	43,878,624	(4,689,370)

NET ASSETS:
Change in net assets	38,423,854	(2,799,656)
Beginning of period	199,116,753	201,916,409

End of period	$237,540,607	$199,116,753

Accumulated undistributed net investment income	$6,236,132	$7,111,772

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$62,992,136	$12,525,120
Distributions reinvested	5,713,322	6,598,583
Cost of shares redeemed	(38,720,632)	(44,797,923)

Change in net assets resulting from Class 1 capital transactions	$29,984,826	$(25,674,220)

Class 2
Proceeds from shares issued	$28,235,123	$26,732,189
Distributions reinvested	1,784,807	1,166,426
Cost of shares redeemed	(16,126,132)	(6,913,765)

Change in net assets resulting from Class 2 capital transactions	$13,893,798	$20,984,850

Total change in net assets resulting from capital transactions	$43,878,624	$(4,689,370)

SHARE TRANSACTIONS:
Class 1
Issued	5,693,602	1,124,732
Reinvested	522,719	600,964
Redeemed	(3,493,251)	(4,024,440)

Change in Class 1 Shares	2,723,070	(2,298,744)

Class 2
Issued	2,579,613	2,420,332
Reinvested	164,650	107,011
Redeemed	(1,476,856)	(624,319)

Change in Class 2 Shares	1,267,407	1,903,024

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Portfolio
Class 1
Year Ended December 31, 2015	$11.19	$0.34	(d)	$(0.21)	$0.13	$(0.41)
Year Ended December 31, 2014	11.09	0.38	(d)	0.16	0.54	(0.44)
Year Ended December 31, 2013	11.78	0.44	(d)	(0.60)	(0.16)	(0.53)
Year Ended December 31, 2012	11.71	0.51	(d)	0.10	0.61	(0.54)
Year Ended December 31, 2011	11.54	0.54	(d)	0.28	0.82	(0.65)

Class 2
Year Ended December 31, 2015	11.10	0.31	(d)	(0.21)	0.10	(0.39)
Year Ended December 31, 2014	11.01	0.35	(d)	0.16	0.51	(0.42)
Year Ended December 31, 2013	11.72	0.40	(d)	(0.59)	(0.19)	(0.52)
Year Ended December 31, 2012	11.68	0.47	(d)	0.11	0.58	(0.54)
Year Ended December 31, 2011	11.51	0.50	(d)	0.29	0.79	(0.62)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.91	1.12%	$178,547,019	0.59%	3.08%	0.61%	20%
11.19	4.92	152,618,612	0.59	3.40	0.64	18
11.09	(1.47)	176,728,891	0.59	3.86	0.60	13
11.78	5.33	208,061,368	0.60	4.36	0.62	8
11.71	7.46	225,138,765	0.59	4.74	0.61	9

10.81	0.86	58,993,588	0.84	2.83	0.86	20
11.10	4.71	46,498,141	0.84	3.14	0.88	18
11.01	(1.74)	25,187,518	0.84	3.58	0.85	13
11.72	5.07	9,330,945	0.85	4.00	0.87	8
11.68	7.21	1,800,570	0.84	4.33	0.84	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Portfolio at December 31, 2015.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$14,183,822	$4,179,856	$18,363,678
Collateralized Mortgage Obligations
Agency CMO	—	31,737,189	—	31,737,189
Non-Agency CMO	—	9,856,464	1,412,403	11,268,867

Total Collateralized Mortgage Obligations	—	41,593,653	1,412,403	43,006,056

Commercial Mortgage-Backed Securities	—	4,786,302	38,033	4,824,335
Corporate Bonds
Consumer Discretionary	—	2,907,659	—	2,907,659
Consumer Staples	—	1,442,194	—	1,442,194
Energy	—	4,101,767	—	4,101,767
Financials	—	15,983,710	108,500	16,092,210
Health Care	—	1,405,001	—	1,405,001
Industrials	—	2,221,892	—	2,221,892
Information Technology	—	2,489,507	—	2,489,507
Materials	—	1,067,721	—	1,067,721
Telecommunication Services	—	2,426,336	—	2,426,336
Utilities	—	3,206,925	—	3,206,925

Total Corporate Bonds	—	37,252,712	108,500	37,361,212

Foreign Government Securities	—	779,308	—	779,308
Mortgage Pass-Through Securities	—	23,438,618	—	23,438,618
Municipal Bonds	—	435,954	—	435,954
U.S. Government Agency Securities	—	29,317,272	—	29,317,272
U.S. Treasury Obligations	—	68,912,514	—	68,912,514
Short-Term Investment
Investment Company	4,939,645	—	—	4,939,645

Total Investments in Securities	$4,939,645	$220,700,155	$5,738,792	$231,378,592

There were no transfers between Levels 1 and 2 during the year ended December 31, 2015.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were in used in determining fair value:

	Balance as of December 31, 2014	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015
Investments in Securities
Asset-Backed Securities	$2,726,882	$2	$(20,966)	$228	$4,014,598	$(1,457,118)	$—	$(1,083,770)	$4,179,856
Collateralized Mortgage Obligations — Non-Agency CMO	1,872,949	—	(60,583)	1,004	—	(400,967)	—	—	1,412,403
Commercial Mortgage-Backed Securities	94,580	—	4,236	(60,783)	—	—	—	—	38,033
Corporate Bonds — Financials	103,250	—	5,250	—	—	—	—	—	108,500
Corporate Bonds — Industrials	91,372	—	—	—	—	—	—	(91,372)	—
Corporate Bonds — Telecommunication Services	127,314	—	(2,314)	—	—	(125,000)	—	—	—

Total	$5,016,347	$2	$(74,377)	$(59,551)	$4,014,598	$(1,983,085)	$—	$(1,175,142)	$5,738,792

(¹)	Purchases include all purchases of securities and securities received in corporate actions.
(²)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2015, which were valued using significant unobservable inputs (Level 3) amounted to $(74,813). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$2,771,750	Discounted Cash Flow	Constant Prepayment Rate	0% - 10.00% (1.61%)
			Constant Default Rate	0.00% - 50.00% (21.44%)
			Yield (Discount Rate of Cash Flows)	1.89% - 5.19% (4.23%)

Asset-Backed Securities	2,771,750

	1,337,207	Discounted Cash Flow	Constant Prepayment Rate	4.00% - 30.00% (12.64%)
			Constant Default Rate	0.00% - 9.29% (3.83%)
			Yield (Discount Rate of Cash Flows)	0.36% - 44.55% (5.18%)

Collateralized Mortgage Obligations	1,337,207

	38,033	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Constant Default Rate	0.00% (0.00%)
			Yield (Discount Rate of Cash Flows)	1.18% - 1.26% (1.24%)

Commercial Mortgage-Backed Securities	38,033

Total	$4,146,990

#	The table above does not include certain Level 3 securities that are valued by brokers and pricing services. At December 31, 2015, the value of these securities was $1,591,802. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio.

As of December 31, 2015, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$—	$—	$—

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2015, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2015 and is in place until at least April 30, 2016.

For the year ended December 31, 2015, the Portfolio’s service providers waived/reimbursed fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$14,610	$9,740	$24,350	$650

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2015 was $17,037.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2015, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2015, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$49,981,374	$30,686,944	$21,069,472	$10,417,465

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$224,050,862	$9,410,837	$2,083,107	$7,327,730

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$7,498,129	$7,498,129

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$7,765,009	$7,765,009

As of December 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$6,248,274	$(2,441,448)	$7,327,730

The cumulative timing differences primarily consist of trustee deferred compensation.

During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards of $1,892,773.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2015, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$2,441,448	*

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the year then ended.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2015, the Portfolio has four shareholders who collectively own shares representing 59.6% of the Portfolio’s net assets. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Core Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Core Bond Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 16, 2016

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	43

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	148	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	148	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	148	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	148	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	148	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (148 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	45

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,004.60	$2.98	0.59%
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class 2
Actual	1,000.00	1,003.70	4.24	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”)
which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the fourth, third and second quintiles for Class 1 shares for the one-, three-, and five-year periods ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion, the Adviser’s analysis and various other factors, concluded that the Portfolio’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	AN-JPMITCBP-1215

Annual Report

JPMorgan Insurance Trust

December 31, 2015

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

Over the past year, key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies were essentially cemented in place. While the U.S. economy improved sufficiently by the end of the year to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates, slowing economic growth in China, an anemic recovery in Europe and weak commodities prices drove volatility in financial markets.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

U.S. equity and bond markets posted small positive returns for 2015, even as the broader U.S. economy continued to gain strength amid low interest rates, low inflation and low energy prices. Unemployment fell steadily during the year to 5.0% in October — the lowest level since April 2008 — and remained there for the remainder of the year. U.S. wage growth, which had averaged 2% for most of the post financial crisis recovery, rose by 2.5% year-over-year in both October and December. The improving economy, along with cheap gasoline and easy credit, helped the U.S. auto industry to sell a record 17.5 million vehicles in 2015.

Throughout the year, the Fed signaled its intent to raise interest rates for the first time since the 2008 financial crisis. However, U.S. gross domestic product (GDP) fluctuated from 0.6% in the first quarter of 2015 to 3.9% in the second quarter, 2.0% in the third quarter and an estimated 0.7% for the fourth quarter. By the second half of the year, it became clear that slow or negative growth in developed and emerging markets provided a significant drag on the U.S. economy. Already weak global demand and a stronger U.S. dollar combined to curb U.S. export growth.

Meanwhile, demand for petroleum and most other commodities decreased. Prices for energy, metals, food, and precious metals fell to lows not seen since the 1990s. While a global oversupply of oil and natural gas has hurt global energy prices, slowing demand from China put pressure on prices for a range of other raw materials. The consequences of China’s shrinking appetite for commodities are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October as the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks, particularly those of large cap technology companies, while a large number of stocks underperformed and the median stock was flat for the year. Notably, mergers and acquisitions activity reached a record estimated total value of $4.7 billion in 2015. Also, the S&P 500 reached an all-time high on May 21st, and ended the year just 4.08% below that mark, with December marking the 82nd consecutive month of the bull market for U.S. equities. For the year ended December 31, 2015, the S&P 500 returned 1.38%.

Investors endured a sharp increase in financial market volatility in the second half of 2015. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fed market gyrations. The Fed removed a key uncertainty in December when it lifted interest rates for the first time in ten years. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(5.87)%
Russell Midcap Index	(2.44)%

Net Assets as of 12/31/2015	$40,740,793

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

HOW DID THE MARKET PERFORM?

U.S. equities financial markets provided a small but positive return for the year 2015. After reaching consecutive record highs in the first half of the year, peaking on May 24, stock prices in the U.S. came under pressure from global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and lackluster corporate earnings.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in Shanghai/Shenzhen equity markets. A global sell-off followed on August 24, 2015, dragging down the Standard & Poor’s 500 Index (S&P 500) by 3.9% for the day.

However, U.S. equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011. Notably, the rally in U.S. equities extended to 82 months in December, far longer than the 59 month historical average of U.S. bull markets. Also notable is that U.S. mergers and acquisitions hit a record estimated $4.7 trillion in 2015.

In general, the U.S. equities market in the second half of 2015 was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. Large cap stocks generally outperformed mid cap and small cap stocks, and growth stocks generally outperformed value stocks. For the twelve month ended December 31, 2015, the S&P 500 returned 1.38%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended December 31, 2015. The Portfolio’s security selection in the health care and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Portfolio’s security selection in the financial services and producer durables sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Macy’s Inc., Community Health Systems Inc. and Lexmark Inc. Shares of Macy’s, a department store retail chain, fell on weakness in earnings and a lowered profit forecast. Shares of Community Health Systems, an owner/operator of hospitals, declined on lower-than-expected earnings amid declining hospital admissions. Shares of Lexmark, a maker of printers and imaging technology, fell on lower-than-expected earnings and revenue.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Leidos Holdings Inc., Huntington Ingalls Industries Inc. and Equinix Inc. Shares of Leidos, a data technology company, rose on better-than-expected earnings and a $4.34 billion contract to build a health records system for the U.S. military. Shares of Huntington Ingalls, a maker and repairer of military ships, rose on better-than-expected earnings and healthy contract growth. Shares of Equinix, an information technology network provider, rose on growth in so-called cloud computing and data center traffic.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team employed a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aimed to capitalize on these market inefficiencies by targeting what it believed were attractively valued stocks with strong fundamentals and momentum characteristics, and sought to sell these stocks when they no longer exhibited these criteria. A disciplined quantitative ranking methodology was utilized to identify attractive stocks in each sector, a process that was combined with qualitative research and value-added trading. The Portfolio was constructed with limited sector bets so that stock selection was typically the primary driver of relative performance. During the year, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	AmerisourceBergen Corp.	2.3%
2.	Equinix, Inc.	2.3
3.	Huntington Ingalls Industries, Inc.	2.1
4.	AECOM	1.9
5.	Computer Sciences Corp.	1.9
6.	Lear Corp.	1.8
7.	Jones Lang LaSalle, Inc.	1.7
8.	United Continental Holdings, Inc.	1.7
9.	Ross Stores, Inc.	1.7
10.	Zimmer Biomet Holdings, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.9%
Consumer Discretionary	14.8
Information Technology	14.6
Industrials	13.2
Health Care	10.5
Consumer Staples	6.2
Utilities	5.5
Materials	5.0
Energy	4.9
Telecommunication Services	0.8
Short-Term Investment	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Portfolio’s composition is subject to change.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	(5.87)%	11.89%	7.40%
CLASS 2 SHARES	August 16, 2006	(6.12)	11.60	7.15

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Consumer Discretionary — 14.8%
	Auto Components — 1.8%
6,000	Lear Corp.	736,980

	Diversified Consumer Services — 2.6%
875	Graham Holdings Co., Class B	424,349
15,650	ServiceMaster Global Holdings, Inc. (a)	614,106

		1,038,455

	Hotels, Restaurants & Leisure — 0.7%
4,175	Darden Restaurants, Inc.	265,697

	Internet & Catalog Retail — 1.2%
17,700	Groupon, Inc. (a)	54,339
9,550	Liberty Ventures, Series A (a)	430,801

		485,140

	Leisure Products — 0.3%
2,350	Brunswick Corp.	118,698

	Media — 1.7%
1,650	Discovery Communications, Inc., Class C (a)	41,613
2,800	Interpublic Group of Cos., Inc. (The)	65,184
2,375	John Wiley & Sons, Inc., Class A	106,946
35,175	News Corp., Class A	469,938

		683,681

	Multiline Retail — 1.2%
1,200	Dollar Tree, Inc. (a)	92,664
11,825	Macy’s, Inc.	413,638

		506,302

	Specialty Retail — 4.8%
17,900	Best Buy Co., Inc.	545,055
750	GameStop Corp., Class A	21,030
4,950	Murphy USA, Inc. (a)	300,663
4,775	Penske Automotive Group, Inc.	202,174
12,500	Ross Stores, Inc.	672,625
23,975	Staples, Inc.	227,043

		1,968,590

	Textiles, Apparel & Luxury Goods — 0.5%
6,875	Skechers U.S.A., Inc., Class A (a)	207,694

	Total Consumer Discretionary	6,011,237

	Consumer Staples — 6.2%
	Food & Staples Retailing — 0.8%
8,300	Kroger Co. (The)	347,189

	Food Products — 4.2%
9,575	Bunge Ltd.	653,781
6,850	Ingredion, Inc.	656,504

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
7,750	Tyson Foods, Inc., Class A	413,307

		1,723,592

	Personal Products — 0.6%
4,300	Herbalife Ltd. (a)	230,566

	Tobacco — 0.6%
4,944	Reynolds American, Inc.	228,166

	Total Consumer Staples	2,529,513

	Energy — 4.9%
	Energy Equipment & Services — 1.0%
426	Baker Hughes, Inc.	19,660
2,275	Cameron International Corp. (a)	143,780
14,100	Nabors Industries Ltd., (United States)	119,991
5,175	Rowan Cos. plc, Class A	87,716
9,275	Seadrill Ltd., (United Kingdom) (a)	31,442

		402,589

	Oil, Gas & Consumable Fuels — 3.9%
1,525	Cimarex Energy Co.	136,304
6,100	EQT Corp.	317,993
7,550	Gulfport Energy Corp. (a)	185,503
17,250	Marathon Oil Corp.	217,178
1,800	Marathon Petroleum Corp.	93,312
2,700	Murphy Oil Corp.	60,615
390	Noble Energy, Inc.	12,843
3,475	PBF Energy, Inc., Class A	127,915
1,100	QEP Resources, Inc.	14,740
1,700	Valero Energy Corp.	120,207
6,200	World Fuel Services Corp.	238,452
9,425	WPX Energy, Inc. (a)	54,100

		1,579,162

	Total Energy	1,981,751

	Financials — 22.8%
	Banks — 2.9%
2,050	Citizens Financial Group, Inc.	53,689
3,075	East West Bancorp, Inc.	127,797
1,375	Fifth Third Bancorp	27,637
4,800	Huntington Bancshares, Inc.	53,088
15,825	KeyCorp	208,732
3,450	PacWest Bancorp	148,695
17,000	Regions Financial Corp.	163,200
675	Signature Bank (a)	103,525
2,575	SVB Financial Group (a)	306,168

		1,192,531

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — 0.9%
950	Affiliated Managers Group, Inc. (a)	151,772
4,175	Lazard Ltd., (Bermuda), Class A	187,917
500	Raymond James Financial, Inc.	28,985

		368,674

	Consumer Finance — 2.1%
9,425	Discover Financial Services	505,368
11,250	Synchrony Financial (a)	342,113

		847,481

	Diversified Financial Services — 1.2%
550	Intercontinental Exchange, Inc.	140,943
3,900	MSCI, Inc.	281,307
750	Nasdaq, Inc.	43,627

		465,877

	Insurance — 4.7%
3,450	Allied World Assurance Co. Holdings AG, (Switzerland)	128,305
3,525	American Financial Group, Inc.	254,082
200	American National Insurance Co.	20,454
1,075	Aon plc, (United Kingdom)	99,126
800	Arch Capital Group Ltd., (Bermuda) (a)	55,800
1,675	Aspen Insurance Holdings Ltd., (Bermuda)	80,902
1,700	Assurant, Inc.	136,918
2,500	Assured Guaranty Ltd., (Bermuda)	66,075
850	Axis Capital Holdings Ltd., (Bermuda)	47,787
1,025	Endurance Specialty Holdings Ltd., (Bermuda)	65,590
400	Everest Re Group Ltd., (Bermuda)	73,236
697	FNF Group	24,165
3,675	Hanover Insurance Group, Inc. (The)	298,924
2,300	Hartford Financial Services Group, Inc. (The)	99,958
1,575	Lincoln National Corp.	79,160
2,100	Principal Financial Group, Inc.	94,458
1,075	Torchmark Corp.	61,447
4,850	Unum Group	161,457
1,625	Validus Holdings Ltd., (Bermuda)	75,221

		1,923,065

	Real Estate Investment Trusts (REITs) — 9.3%
4,000	Annaly Capital Management, Inc.	37,520
3,875	Apartment Investment & Management Co., Class A	155,116
400	AvalonBay Communities, Inc.	73,652
425	Boston Properties, Inc.	54,204
3,725	Brandywine Realty Trust	50,883
6,375	Brixmor Property Group, Inc.	164,603

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
461	Care Capital Properties, Inc.	14,093
975	Crown Castle International Corp.	84,289
1,575	Douglas Emmett, Inc.	49,109
3,071	Equinix, Inc.	928,670
6,650	Equity Commonwealth (a)	184,405
2,350	Equity LifeStyle Properties, Inc.	156,675
500	Equity Residential	40,795
2,700	Extra Space Storage, Inc.	238,167
1,391	Four Corners Property Trust, Inc. (a)	33,607
725	Mid-America Apartment Communities, Inc.	65,837
529	NorthStar Realty Europe Corp.	6,247
6,800	Paramount Group, Inc.	123,080
2,825	Post Properties, Inc.	167,127
875	Regency Centers Corp.	59,605
400	SL Green Realty Corp.	45,192
1,700	Taubman Centers, Inc.	130,424
9,850	Two Harbors Investment Corp.	79,785
147	Ventas, Inc.	8,295
2,325	Vornado Realty Trust	232,407
700	Welltower, Inc.	47,621
15,600	Weyerhaeuser Co.	467,688
1,750	WP Carey, Inc.	103,250

		3,802,346

	Real Estate Management & Development — 1.7%
4,425	Jones Lang LaSalle, Inc.	707,381

	Total Financials	9,307,355

	Health Care — 10.4%
	Biotechnology — 2.1%
1,700	Alnylam Pharmaceuticals, Inc. (a)	160,038
2,300	BioMarin Pharmaceutical, Inc. (a)	240,948
775	Incyte Corp. (a)	84,048
725	Intercept Pharmaceuticals, Inc. (a)	108,279
3,200	Medivation, Inc. (a)	154,688
1,125	Puma Biotechnology, Inc. (a)	88,200

		836,201

	Health Care Equipment & Supplies — 3.2%
275	C.R. Bard, Inc.	52,096
15,675	Hologic, Inc. (a)	606,466
6,475	Zimmer Biomet Holdings, Inc.	664,270

		1,322,832

	Health Care Providers & Services — 3.7%
9,025	AmerisourceBergen Corp.	935,983
150	Centene Corp. (a)	9,871
475	Cigna Corp.	69,507

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
5,875	Community Health Systems, Inc. (a)	155,864
1,600	Health Net, Inc. (a)	109,536
150	Humana, Inc.	26,776
4,150	Premier, Inc., Class A (a)	146,370
2,075	Tenet Healthcare Corp. (a)	62,873

		1,516,780

	Pharmaceuticals — 1.4%
3,500	Endo International plc, (Ireland) (a)	214,270
300	Jazz Pharmaceuticals plc, (Ireland) (a)	42,168
1,175	Mallinckrodt plc (a)	87,690
1,625	Perrigo Co. plc, (Ireland)	235,138

		579,266

	Total Health Care	4,255,079

	Industrials — 13.1%
	Aerospace & Defense — 2.9%
1,525	BWX Technologies, Inc.	48,449
6,616	Huntington Ingalls Industries, Inc.	839,240
175	Northrop Grumman Corp.	33,042
875	Orbital ATK, Inc.	78,172
3,825	Spirit AeroSystems Holdings, Inc., Class A (a)	191,518

		1,190,421

	Airlines — 3.3%
5,425	Delta Air Lines, Inc.	274,993
16,525	JetBlue Airways Corp. (a)	374,291
12,175	United Continental Holdings, Inc. (a)	697,628

		1,346,912

	Commercial Services & Supplies — 1.6%
17,775	KAR Auction Services, Inc.	658,208

	Construction & Engineering — 2.5%
25,750	AECOM (a)	773,273
1,600	Fluor Corp.	75,552
4,100	Jacobs Engineering Group, Inc. (a)	171,995

		1,020,820

	Electrical Equipment — 0.0% (g)
762	Babcock & Wilcox Enterprises, Inc. (a)	15,903

	Machinery — 2.0%
7,375	Crane Co.	352,820
2,225	Ingersoll-Rand plc	123,020
3,395	Parker-Hannifin Corp.	329,247

		805,087

	Professional Services — 0.7%
3,125	ManpowerGroup, Inc.	263,406

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.1%
900	Landstar System, Inc.	52,785

	Total Industrials	5,353,542

	Information Technology — 14.6%
	Communications Equipment — 1.4%
4,775	Harris Corp.	414,948
5,075	Juniper Networks, Inc.	140,070

		555,018

	Electronic Equipment, Instruments & Components — 1.0%
3,800	Avnet, Inc.	162,792
8,800	Ingram Micro, Inc., Class A	267,344

		430,136

	Internet Software & Services — 0.3%
600	LinkedIn Corp., Class A (a)	135,048

	IT Services — 3.7%
23,125	Computer Sciences Corp.	755,725
12,700	Vantiv, Inc., Class A (a)	602,234
12,975	Xerox Corp.	137,924

		1,495,883

	Semiconductors & Semiconductor Equipment — 3.8%
22,700	Applied Materials, Inc.	423,809
2,900	First Solar, Inc. (a)	191,371
1,300	Lam Research Corp.	103,246
70,200	Marvell Technology Group Ltd., (Bermuda)	619,164
7,800	Micron Technology, Inc. (a)	110,448
10,000	ON Semiconductor Corp. (a)	98,000

		1,546,038

	Software — 3.1%
3,350	Cadence Design Systems, Inc. (a)	69,713
7,750	Citrix Systems, Inc. (a)	586,287
3,450	Nuance Communications, Inc. (a)	68,621
11,575	Synopsys, Inc. (a)	527,936

		1,252,557

	Technology Hardware, Storage & Peripherals — 1.3%
7,100	Lexmark International, Inc., Class A	230,395
11,700	NCR Corp. (a)	286,182

		516,577

	Total Information Technology	5,931,257

	Materials — 5.0%
	Chemicals — 1.7%
600	Ashland, Inc.	61,620
7,200	Cabot Corp.	294,336
625	Huntsman Corp.	7,106

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Chemicals — continued
3,457	PPG Industries, Inc.	341,621

		704,683

	Containers & Packaging — 1.4%
1,750	Avery Dennison Corp.	109,655
4,025	Crown Holdings, Inc. (a)	204,067
2,450	Sealed Air Corp.	109,270
3,025	WestRock Co.	138,001

		560,993

	Metals & Mining — 1.2%
425	Nucor Corp.	17,127
3,200	Reliance Steel & Aluminum Co.	185,312
16,425	Steel Dynamics, Inc.	293,515

		495,954

	Paper & Forest Products — 0.7%
2,350	Domtar Corp., (Canada)	86,832
4,575	International Paper Co.	172,478

		259,310

	Total Materials	2,020,940

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
73,950	Frontier Communications Corp.	345,347

	Utilities — 5.5%
	Electric Utilities — 0.7%
3,650	Entergy Corp.	249,514
375	Pinnacle West Capital Corp.	24,180

		273,694

	Gas Utilities — 0.9%
11,512	UGI Corp.	388,645

	Independent Power & Renewable Electricity Producers — 0.4%
18,350	AES Corp.	175,609

	Multi-Utilities — 3.5%
1,825	Alliant Energy Corp.	113,972
2,275	Ameren Corp.	98,348
5,880	CenterPoint Energy, Inc.	107,957
5,475	CMS Energy Corp.	197,538
1,675	Consolidated Edison, Inc.	107,652
2,925	DTE Energy Co.	234,556
4,400	Public Service Enterprise Group, Inc.	170,236
2,700	Sempra Energy	253,827

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
4,825	TECO Energy, Inc.	128,586

		1,412,672

	Total Utilities	2,250,620

	Total Common Stocks (Cost $36,863,245)	39,986,641

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
6,425	Safeway, Inc., Casa Ley CVR, expiring 01/30/18 (a)	418
6,425	Safeway, Inc., PDC CVR, expiring 01/30/17 (a)	321

	Total Rights (Cost $—)	739

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
630,864	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $630,864)	630,864

	Total Investments — 99.7% (Cost $37,494,109)	40,618,244
	Other Assets in Excess of Liabilities — 0.3% (c)	122,549

	NET ASSETS — 100.0%	$40,740,793

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	S&P Mid Cap 400	03/18/16	USD	$696,750	$2,665

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

CVR	— Contingent Value Rights
PDC	— Property Development Center
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$39,987,380
Investments in affiliates, at value	630,864

Total investment securities, at value	40,618,244
Deposits at broker for futures contracts	90,000
Receivables:
Portfolio shares sold	57,632
Dividends from non-affiliates	47,971
Dividends from affiliates	97

Total Assets	40,813,944

LIABILITIES:
Payables:	3,870
Portfolio shares redeemed	6,500
Variation margin on futures contracts
Accrued liabilities:
Investment advisory fees	17,944
Administration fees	42
Distribution fees	1,257
Custodian and accounting fees	9,891
Audit fees	29,792
Other	3,855

Total Liabilities	73,151

Net Assets	$40,740,793

NET ASSETS:
Paid-in-Capital	$32,985,526
Accumulated undistributed net investment income	288,283
Accumulated net realized gains (losses)	4,340,184
Net unrealized appreciation (depreciation)	3,126,800

Total Net Assets	$40,740,793

Net Assets:
Class 1	$34,702,004
Class 2	6,038,789

Total	$40,740,793

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	1,777,660
Class 2	311,879

Net Asset Value, offering and redemption price per share (a):
Class 1	$19.52
Class 2	19.36

Cost of investments in non-affiliates	$36,863,245
Cost of investments in affiliates	630,864

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$694,855
Dividend income from affiliates	839

Total investment income	695,694

EXPENSES:
Investment advisory fees	275,866
Administration fees	34,769
Distribution fees — Class 2	10,694
Custodian and accounting fees	29,232
Professional fees	45,812
Trustees’ and Chief Compliance Officer’s fees	325
Printing and mailing costs	24,771
Transfer agent fees	1,408
Other	7,072

Total expenses	429,949

Less fees waived	(38,800)
Less expense reimbursements	(380)

Net expenses	390,769

Net investment income (loss)	304,925

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,395,549
Futures	(9,098)

Net realized gain (loss)	4,386,451

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(7,224,166)
Futures	(4,861)

Change in net unrealized appreciation/depreciation	(7,229,027)

Net realized/unrealized gains (losses)	(2,842,576)

Change in net assets resulting from operations	$(2,537,651)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$304,925	$302,957
Net realized gain (loss)	4,386,451	6,157,184
Change in net unrealized appreciation/depreciation	(7,229,027)	(488,694)

Change in net assets resulting from operations	(2,537,651)	5,971,447

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(249,528)	(249,380)
From net realized gains	(5,576,903)	(5,234,029)
Class 2
From net investment income	(23,958)	(630)
From net realized gains	(562,099)	(14,491)

Total distributions to shareholders	(6,412,488)	(5,498,530)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,508,813	2,530,865

NET ASSETS:
Change in net assets	(2,441,326)	3,003,782
Beginning of period	43,182,119	40,178,337

End of period	$40,740,793	$43,182,119

Accumulated undistributed net investment income	$288,283	$285,368

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,707,913	$2,964,094
Distributions reinvested	5,826,431	5,483,409
Cost of shares redeemed	(7,125,530)	(7,717,357)

Change in net assets resulting from Class 1 capital transactions	$1,408,814	$730,146

Class 2
Proceeds from shares issued	$5,540,394	$1,855,713
Distributions reinvested	586,057	15,121
Cost of shares redeemed	(1,026,452)	(70,115)

Change in net assets resulting from Class 2 capital transactions	$5,099,999	$1,800,719

Total change in net assets resulting from capital transactions	$6,508,813	$2,530,865

SHARE TRANSACTIONS:
Class 1
Issued	126,069	126,740
Reinvested	273,029	256,233
Redeemed	(319,033)	(327,192)

Change in Class 1 Shares	80,065	55,781

Class 2
Issued	251,009	80,051
Reinvested	27,644	709
Redeemed	(46,484)	(3,068)

Change in Class 2 Shares	232,169	77,692

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Year Ended December 31, 2015	$24.30	$0.16	(d)	$(1.27)	$(1.11)	$(0.16)	$(3.51)	$(3.67)
Year Ended December 31, 2014	24.44	0.18	(d)(e)(f)	3.22	3.40	(0.16)	(3.38)	(3.54)
Year Ended December 31, 2013	17.58	0.13	(d)	6.95	7.08	(0.22)	—	(0.22)
Year Ended December 31, 2012	15.26	0.21	(d)(g)	2.24	2.45	(0.13)	—	(0.13)
Year Ended December 31, 2011	15.62	0.12	(d)	(0.34)	(0.22)	(0.14)	—	(0.14)

Class 2
Year Ended December 31, 2015	24.18	0.13	(d)	(1.29)	(1.16)	(0.15)	(3.51)	(3.66)
Year Ended December 31, 2014	24.38	0.19	(d)(e)(f)	3.14	3.33	(0.15)	(3.38)	(3.53)
Year Ended December 31, 2013	17.54	0.09	(d)	6.93	7.02	(0.18)	—	(0.18)
Year Ended December 31, 2012	15.23	0.17	(d)(g)	2.23	2.40	(0.09)	—	(0.09)
Year Ended December 31, 2011	15.60	0.08	(d)	(0.35)	(0.27)	(0.10)	—	(0.10)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.11 and $0.12 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.49% and 0.53% for Class 1 and Class 2 Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.16 and $0.11 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.93% and 0.66% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.52	(5.87)%	$34,702,004	0.90%	0.73%		0.99%	79%
24.30	15.86	41,254,648	0.90	0.76	(e)(f)	1.03	54
24.44	40.59	40,129,143	0.89	0.62		1.00	57
17.58	16.13	36,038,129	0.90	1.28	(g)	1.02	54
15.26	(1.52)	31,581,775	0.90	0.75		1.08	47

19.36	(6.12)	6,038,789	1.15	0.62		1.25	79
24.18	15.56	1,927,471	1.14	0.81	(e)(f)	1.28	54
24.38	40.27	49,194	1.14	0.41		1.24	57
17.54	15.82	18,799	1.15	1.00	(g)	1.27	54
15.23	(1.79)	16,232	1.15	0.52		1.33	47

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$6,011,237	$—	$—	$6,011,237
Consumer Staples	2,529,513	—	—	2,529,513
Energy	1,981,751	—	—	1,981,751
Financials	9,307,355	—	—	9,307,355
Health Care	4,255,079	—	—	4,255,079
Industrials	5,353,542	—	—	5,353,542
Information Technology	5,931,257	—	—	5,931,257
Materials	2,020,940	—	—	2,020,940
Telecommunication Services	345,347	—	—	345,347
Utilities	2,250,620	—	—	2,250,620

Total Common Stocks	39,986,641	—	—	39,986,641

Rights
Consumer Staples	—	—	739	739
Short-Term Investment
Investment Company	630,864	—	—	630,864

Total Investments in Securities	$40,617,505	$—	$739	$40,618,244

Appreciation in Other Financial Instruments
Futures Contracts	$2,665	$—	$—	$2,665

There were no transfers among any levels during the year ended December 31, 2015.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2015:

Futures Contracts:
Average Notional Balance Long	$998,645
Ending Notional Balance Long	696,750

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(1)	$(28,524)	$28,525

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2015, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreement was in effect for the year ended December 31, 2015 and is in place until at least April 30, 2016.

For the year ended December 31, 2015, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursement
$22,148	$14,759	$36,907	$380

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2015 was $1,893.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2015, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2015, the Portfolio did incurred $41 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$32,473,280	$32,453,899

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$37,538,707	$6,334,404	$3,254,867	$3,079,537

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,796,987	$4,615,501	$6,412,488

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$250,016	$5,248,514	$5,498,530

As of December 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$526,474	$4,147,207	$3,079,537

The cumulative timing differences primarily consist of wash sale loss deferrals.

At December 31, 2015, the Portfolio did not have any net capital loss carry forwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2015, the Portfolio has three shareholders who collectively own shares representing 56.3% of the Portfolio’s net assets. Investment activities of these shareholders could have a material impact on the Portfolio.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 16, 2016

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	148	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	148	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	148	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	148	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	148	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (148 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	23

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Mid Cap Portfolio
Class 1
Actual	$1,000.00	$946.20	$4.41	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class 2
Actual	1,000.00	944.90	5.64	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”)

which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the first quintile for Class 1 shares for each of the one-, three-, and five-year periods ended December 31, 2014. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and fifth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Tax Letter

(Unaudited)

Dividend Received Deductions (DRD)

The Portfolio had 30.46% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2015.

Long Term Capital Gain

The Portfolio distributed $4,615,501, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2015.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	AN-JPMITIMCP-1215

Annual Report

JPMorgan Insurance Trust

December 31, 2015

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

Over the past year, key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies were essentially cemented in place. While the U.S. economy improved sufficiently by the end of the year to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates, slowing economic growth in China, an anemic recovery in Europe and weak commodities prices drove volatility in financial markets.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

U.S. equity and bond markets posted small positive returns for 2015, even as the broader U.S. economy continued to gain strength amid low interest rates, low inflation and low energy prices. Unemployment fell steadily during the year to 5.0% in October — the lowest level since April 2008 — and remained there for the remainder of the year. U.S. wage growth, which had averaged 2% for most of the post financial crisis recovery, rose by 2.5% year-over-year in both October and December. The improving economy, along with cheap gasoline and easy credit, helped the U.S. auto industry to sell a record 17.5 million vehicles in 2015.

Throughout the year, the Fed signaled its intent to raise interest rates for the first time since the 2008 financial crisis. However, U.S. gross domestic product (GDP) fluctuated from 0.6% in the first quarter of 2015 to 3.9% in the second quarter, 2.0% in the third quarter and an estimated 0.7% for the fourth quarter. By the second half of the year, it became clear that slow or negative growth in developed and emerging markets provided a significant drag on the U.S. economy. Already weak global demand and a stronger U.S. dollar combined to curb U.S. export growth.

Meanwhile, demand for petroleum and most other commodities decreased. Prices for energy, metals, food, and precious metals fell to lows not seen since the 1990s. While a global oversupply of oil and natural gas has hurt global energy prices, slowing demand from China put pressure on prices for a range of other raw materials. The consequences of China’s shrinking appetite for commodities are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October as the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks, particularly those of large cap technology companies, while a large number of stocks underperformed and the median stock was flat for the year. Notably, mergers and acquisitions activity reached a record estimated total value of $4.7 billion in 2015. Also, the S&P 500 reached an all-time high on May 21st, and ended the year just 4.08% below that mark, with December marking the 82nd consecutive month of the bull market for U.S. equities. For the year ended December 31, 2015, the S&P 500 returned 1.38%.

Investors endured a sharp increase in financial market volatility in the second half of 2015. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fed market gyrations. The Fed removed a key uncertainty in December when it lifted interest rates for the first time in ten years. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	-2.66%
Russell Midcap Value Index	-4.78%

Net Assets as of 12/31/2015	$436,189,204

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

U.S. equities financial markets provided a small but positive return for the year 2015. After reaching consecutive record highs in the first half of the year, peaking on May 24, stock prices in the U.S. came under pressure from global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and lackluster corporate earnings.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in Shanghai/Shenzhen equity markets. A global sell-off followed on August 24, 2015, dragging down the Standard & Poor’s 500 Index (“S&P 500”) by 3.9% for the day.

However, U.S. equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011. Notably, the rally in U.S. equities extended to 82 months in December, far longer than the 59 month historical average for bull markets. Also notable is that U.S. mergers and acquisitions hit a record estimated annual total value of $4.7 trillion in 2015.

In general, the U.S. equities market in the second half of 2015 was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. Large cap stocks generally outperformed mid cap and small cap stocks, and growth stocks generally outperformed value stocks. For the twelve months ended December 31, 2015, the S&P 500 returned 1.38%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended

December 31, 2015. The Portfolio’s security selection in the materials sector and its underweight position in the energy sector were leading contributors to performance relative to the Benchmark. The combination of the Portfolio’s security selection and its overweight position in the consumer discretionary sector along with security selection in the financials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Expedia Inc. and Jack Henry & Associates Inc. and its underweight position in Freeport-McMoRan Corp. Shares of Expedia, an online travel company, rose on expectation that its acquisition of vacation rental company HomeAway will improve Expedia’s cash flow and competitive position. Shares of Jack Henry, a provider of data processing systems to the financial services sector, rose on better than expected earnings and revenue amid increased market share. Shares of Freeport-McMoRan, a copper mining and petroleum producer, fell on weak global commodities prices, particularly for copper and oil.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Southwestern Energy Co., Energen Corp. and Gap Inc. Shares of Southwestern Energy and Energen, both oil and gas exploration companies, fell amid low energy prices and general weakness in the energy sector. Shares of Gap, an apparel retailer not held in the Benchmark, fell on sales weakness due to the relative strength of the U.S. dollar and disappointing holiday season sales at its Old Navy brand.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained a large overweight position in the consumer discretionary sector, while the energy sector was the largest underweight sector position. The Portfolio had no position in the telecommunication services sector during the twelve month reporting period.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Jack Henry & Associates, Inc.	1.9%
2.	Mohawk Industries, Inc.	1.7
3.	M&T Bank Corp.	1.7
4.	Loews Corp.	1.6
5.	Fifth Third Bancorp	1.5
6.	Energen Corp.	1.5
7.	Arrow Electronics, Inc.	1.5
8.	SunTrust Banks, Inc.	1.4
9.	Synopsys, Inc.	1.4
10.	Kroger Co. (The)	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.5%
Consumer Discretionary	17.1
Industrials	9.0
Information Technology	8.9
Utilities	8.9
Consumer Staples	6.0
Health Care	5.3
Materials	5.2
Energy	4.9
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Portfolio’s composition is subject to change.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	(2.66)%	12.76%	8.59%

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009 is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from December 31, 2005 to December 31, 2015. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.8%
	Consumer Discretionary — 17.1%
	Distributors — 1.0%
50,900	Genuine Parts Co.	4,371,801

	Hotels, Restaurants & Leisure — 0.8%
44,856	Marriott International, Inc., Class A	3,007,146
8,290	Starwood Hotels & Resorts Worldwide, Inc.	574,331

		3,581,477

	Household Durables — 3.1%
101,620	Jarden Corp. (a)	5,804,534
39,830	Mohawk Industries, Inc. (a)	7,543,404

		13,347,938

	Internet & Catalog Retail — 1.4%
48,480	Expedia, Inc.	6,026,064

	Media — 2.6%
54,302	CBS Corp. (Non-Voting), Class B	2,559,253
72,490	DISH Network Corp., Class A (a)	4,144,978
130,465	TEGNA, Inc.	3,329,467
95,950	Time, Inc.	1,503,537

		11,537,235

	Multiline Retail — 2.1%
127,980	Kohl’s Corp.	6,095,688
57,920	Nordstrom, Inc.	2,884,995

		8,980,683

	Specialty Retail — 4.9%
6,798	AutoZone, Inc. (a)	5,043,504
75,770	Bed Bath & Beyond, Inc. (a)	3,655,903
144,720	Best Buy Co., Inc.	4,406,724
158,030	Gap, Inc. (The)	3,903,341
59,610	Tiffany & Co.	4,547,647

		21,557,119

	Textiles, Apparel & Luxury Goods — 1.2%
45,100	PVH Corp.	3,321,615
29,730	V.F. Corp.	1,850,692

		5,172,307

	Total Consumer Discretionary	74,574,624

	Consumer Staples — 6.0%
	Beverages — 2.0%
27,160	Constellation Brands, Inc., Class A	3,868,670
53,291	Dr. Pepper Snapple Group, Inc.	4,966,721

		8,835,391

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.2%
147,294	Kroger Co. (The)	6,161,308
448,890	Rite Aid Corp. (a)	3,519,298

		9,680,606

	Food Products — 0.7%
33,500	Hershey Co. (The)	2,990,545

	Household Products — 0.3%
44,620	Energizer Holdings, Inc.	1,519,757

	Personal Products — 0.8%
42,600	Edgewell Personal Care Co.	3,338,562

	Total Consumer Staples	26,364,861

	Energy — 4.9%
	Oil, Gas & Consumable Fuels — 4.9%
261,510	Columbia Pipeline Group, Inc.	5,230,200
160,453	Energen Corp.	6,576,968
109,890	EQT Corp.	5,728,566
70,730	PBF Energy, Inc., Class A	2,603,571
200,150	Southwestern Energy Co. (a)	1,423,067

	Total Energy	21,562,372

	Financials — 31.5%
	Banks — 7.0%
137,990	Citizens Financial Group, Inc.	3,613,958
331,800	Fifth Third Bancorp	6,669,180
55,780	First Republic Bank	3,684,827
150,930	Huntington Bancshares, Inc.	1,669,286
62,168	M&T Bank Corp.	7,533,518
147,160	SunTrust Banks, Inc.	6,304,334
46,070	Zions Bancorporation	1,257,711

		30,732,814

	Capital Markets — 4.3%
47,900	Ameriprise Financial, Inc.	5,097,518
113,690	Invesco Ltd.	3,806,341
49,500	Legg Mason, Inc.	1,941,885
41,230	Northern Trust Corp.	2,972,271
66,670	T. Rowe Price Group, Inc.	4,766,238

		18,584,253

	Consumer Finance — 0.7%
170,690	Ally Financial, Inc. (a)	3,181,662

	Insurance — 8.7%
6,008	Alleghany Corp. (a)	2,871,404
34,530	Chubb Corp. (The)	4,580,059
116,520	Hartford Financial Services Group, Inc. (The)	5,063,959
177,210	Loews Corp.	6,804,864

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
106,460	Marsh & McLennan Cos., Inc.	5,903,207
58,530	Progressive Corp. (The)	1,861,254
121,230	Unum Group	4,035,747
32,770	W.R. Berkley Corp.	1,794,158
126,480	XL Group plc, (Ireland)	4,955,486

		37,870,138

	Real Estate Investment Trusts (REITs) — 10.8%
74,630	American Campus Communities, Inc.	3,085,204
108,890	American Homes 4 Rent, Class A	1,814,107
28,970	AvalonBay Communities, Inc.	5,334,246
25,280	Boston Properties, Inc.	3,224,211
151,030	Brixmor Property Group, Inc.	3,899,595
145,230	General Growth Properties, Inc.	3,951,708
63,670	HCP, Inc.	2,434,741
189,350	Kimco Realty Corp.	5,010,201
48,730	LaSalle Hotel Properties	1,226,047
101,797	Outfront Media, Inc.	2,222,228
106,875	Rayonier, Inc.	2,372,625
43,340	Regency Centers Corp.	2,952,321
48,474	Vornado Realty Trust	4,845,461
112,520	Weyerhaeuser Co.	3,373,350
20,900	WP Carey, Inc.	1,233,100

		46,979,145

	Total Financials	137,348,012

	Health Care — 5.3%
	Health Care Providers & Services — 5.3%
52,420	AmerisourceBergen Corp.	5,436,478
39,930	Cigna Corp.	5,842,957
20,920	Henry Schein, Inc. (a)	3,309,335
32,380	Humana, Inc.	5,780,154
22,151	Universal Health Services, Inc., Class B	2,646,823

	Total Health Care	23,015,747

	Industrials — 9.0%
	Building Products — 0.9%
74,600	Fortune Brands Home & Security, Inc.	4,140,300

	Electrical Equipment — 2.7%
74,160	AMETEK, Inc.	3,974,234
48,890	Hubbell, Inc.	4,939,846
46,420	Regal Beloit Corp.	2,716,498

		11,630,578

	Industrial Conglomerates — 1.1%
53,910	Carlisle Cos., Inc.	4,781,278

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.5%
62,580	IDEX Corp.	4,794,254
111,490	Rexnord Corp. (a)	2,020,199
24,530	Snap-on, Inc.	4,205,178

		11,019,631

	Professional Services — 0.9%
33,910	Equifax, Inc.	3,776,557

	Trading Companies & Distributors — 0.9%
67,430	MSC Industrial Direct Co., Inc., Class A	3,794,286

	Total Industrials	39,142,630

	Information Technology — 8.9%
	Communications Equipment — 0.5%
86,540	CommScope Holding Co., Inc. (a)	2,240,521

	Electronic Equipment, Instruments & Components — 2.4%
78,970	Amphenol Corp., Class A	4,124,603
118,610	Arrow Electronics, Inc. (a)	6,426,290

		10,550,893

	Internet Software & Services — 0.1%
19,345	Match Group, Inc. (a)	262,125

	IT Services — 1.9%
105,980	Jack Henry & Associates, Inc.	8,272,799

	Semiconductors & Semiconductor Equipment — 2.6%
71,340	Analog Devices, Inc.	3,946,529
39,650	KLA-Tencor Corp.	2,749,727
99,990	Xilinx, Inc.	4,696,530

		11,392,786

	Software — 1.4%
136,300	Synopsys, Inc. (a)	6,216,643

	Total Information Technology	38,935,767

	Materials — 5.2%
	Chemicals — 2.2%
25,670	Airgas, Inc.	3,550,674
46,746	Albemarle Corp.	2,618,244
12,380	Sherwin-Williams Co. (The)	3,213,848

		9,382,766

	Containers & Packaging — 3.0%
53,120	Ball Corp.	3,863,418
99,020	Silgan Holdings, Inc.	5,319,354
90,020	WestRock Co.	4,106,712

		13,289,484

	Total Materials	22,672,250

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 8.9%
	Electric Utilities — 3.2%
63,980	Edison International	3,788,256
123,750	Westar Energy, Inc.	5,248,238
136,840	Xcel Energy, Inc.	4,913,924

		13,950,418

	Gas Utilities — 1.8%
54,210	National Fuel Gas Co.	2,317,477
282,900	Questar Corp.	5,510,892

		7,828,369

	Multi-Utilities — 3.9%
299,570	CenterPoint Energy, Inc.	5,500,105
133,830	CMS Energy Corp.	4,828,586
27,450	Sempra Energy	2,580,575
79,290	WEC Energy Group, Inc.	4,068,370

		16,977,636

	Total Utilities	38,756,423

	Total Common Stocks (Cost $294,987,518)	422,372,686

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
13,864,196	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $13,864,196)	13,864,196

	Total Investments — 100.0% (Cost $308,851,714)	436,236,882
	Liabilities in Excess of Other Assets — 0.0% (g)	(47,678)

	NET ASSETS — 100.0%	$436,189,204

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$422,372,686
Investments in affiliates, at value	13,864,196

Total investment securities, at value	436,236,882
Receivables:
Portfolio shares sold	283,945
Dividends from non-affiliates	636,626
Dividends from affiliates	1,931

Total Assets	437,159,384

LIABILITIES:
Payables:
Investment securities purchased	35,977
Portfolio shares redeemed	618,481
Accrued liabilities:
Investment advisory fees	240,448
Administration fees	30,615
Custodian and accounting fees	9,674
Trustees’ and Chief Compliance Officer’s fees	222
Other	34,763

Total Liabilities	970,180

Net Assets	$436,189,204

NET ASSETS:
Paid-in-Capital	$286,465,467
Accumulated undistributed net investment income	3,786,965
Accumulated net realized gains (losses)	18,551,604
Net unrealized appreciation (depreciation)	127,385,168

Total Net Assets	$436,189,204

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value)	42,794,911

Net asset value, offering and redemption price per share (a):	$10.19

Cost of investments in non-affiliates	$294,987,518
Cost of investments in affiliates	13,864,196

(a)	Per share amounts may not recalculate due to rounding of net assets and/or share outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,548,946
Dividend income from affiliates	9,534

Total investment income	7,558,480

EXPENSES:
Investment advisory fees	3,002,119
Administration fees	378,380
Custodian and accounting fees	26,888
Professional fees	54,338
Trustees’ and Chief Compliance Officer’s fees	3,877
Printing and mailing costs	43,202
Transfer agent fees	7,731
Other	47,216

Total expenses	3,563,751

Less fees waived	(29,855)

Net expenses	3,533,896

Net investment income (loss)	4,024,584

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	24,032,286
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(39,858,481)

Net realized/unrealized gains (losses)	(15,826,195)

Change in net assets resulting from operations	$(11,801,611)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,024,584	$4,454,989
Net realized gain (loss)	24,032,286	36,999,492
Change in net unrealized appreciation/depreciation	(39,858,481)	19,922,426

Change in net assets resulting from operations	(11,801,611)	61,376,907

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,610,994)	(3,343,737)
From net realized gains	(35,231,833)	(22,810,374)

Total distributions to shareholders	(39,842,827)	(26,154,111)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	21,567,779	22,260,831

NET ASSETS:
Change in net assets	(30,076,659)	57,483,627
Beginning of period	466,265,863	408,782,236

End of period	$436,189,204	$466,265,863

Accumulated undistributed net investment income	$3,786,965	$4,408,126

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$83,854,688	$88,783,914
Distributions reinvested	39,842,827	26,154,111
Cost of shares redeemed	(102,129,736)	(92,677,194)

Change in net assets resulting from capital transactions	$21,567,779	$22,260,831

SHARE TRANSACTIONS:
Issued	7,684,304	8,267,766
Reinvested	3,675,538	2,564,129
Redeemed	(9,423,227)	(8,631,878)

Change in Shares	1,936,615	2,200,017

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio
Year Ended December 31, 2015	$11.41	$0.09	(d)	$(0.34)	$(0.25)	$(0.11)	$(0.86)	$(0.97)
Year Ended December 31, 2014	10.57	0.11	(e)	1.41	1.52	(0.09)	(0.59)	(0.68)
Year Ended December 31, 2013	8.17	0.09		2.51	2.60	(0.10)	(0.10)	(0.20)
Year Ended December 31, 2012	6.86	0.10		1.29	1.39	(0.08)	—	(0.08)
Year Ended December 31, 2011	6.80	0.09		0.06	0.15	(0.09)	—	(0.09)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.08 and the net investment income (loss) ratio would have been 0.77%.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

	Ratios/Supplemental data

			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.19	(2.66)%	$436,189,204	0.77%	0.87%		0.77%	17%
11.41	15.11	466,265,863	0.79	1.03	(e)	0.79	25
10.57	32.30	408,782,236	0.77	0.95		0.78	26
8.17	20.38	297,394,886	0.78	1.30		0.79	30
6.86	2.16	254,378,785	0.80	1.22		0.80	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Effective as of the close of business on May 1, 2013, the Portfolio is offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$436,236,882	$—	$—	$436,236,882

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2015.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(2)	$(34,751)	$34,753

The reclassifications for the Portfolio relates primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2015, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the year ended December 31, 2015 and is in place until at least April 30, 2016.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser and the Administrator waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2015 was $29,855.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2015, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2015, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$77,015,379	$86,001,159

During the year ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$310,983,222	$148,517,979	$23,264,319	$125,253,660

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$6,491,740	$33,351,087	$39,842,827

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$6,533,385	$19,620,726	$26,154,111

As of December 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
$3,749,710	$23,389,680	$(2,706,566)	$125,253,660

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2015, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$2,706,566	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2015, the Portfolio utilized pre-enactment capital loss carryforwards in the amount of $1,353,283.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the year then ended.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2015, the Portfolio has two shareholders who collectively own shares representing 70.1% of the Portfolio’s net assets. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Mid Cap Value Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 16, 2016

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	148	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	148	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	148	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	148	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	148	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (148 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$957.70	$3.80	0.77%
Hypothetical	1,000.00	1,021.32	3.92	0.77

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the first quintile for Class 1 shares for each of the one-, three-, and five-year periods ended December 31, 2014. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the fourth quintile, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

TAX LETTER

(Unaudited)

Dividend Received Deductions (DRD)

The Portfolio had 100.00% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2015.

Long Term Capital Gain

The Portfolio distributed $33,351,087, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2015.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	AN-JPMITMCVP-1215

Annual Report

JPMorgan Insurance Trust

December 31, 2015

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

Over the past year, key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies were essentially cemented in place. While the U.S. economy improved sufficiently by the end of the year to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates, slowing economic growth in China, an anemic recovery in Europe and weak commodities prices drove volatility in financial markets.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

U.S. equity and bond markets posted small positive returns for 2015, even as the broader U.S. economy continued to gain strength amid low interest rates, low inflation and low energy prices. Unemployment fell steadily during the year to 5.0% in October — the lowest level since April 2008 — and remained there for the remainder of the year. U.S. wage growth, which had averaged 2% for most of the post financial crisis recovery, rose by 2.5% year-over-year in both October and December. The improving economy, along with cheap gasoline and easy credit, helped the U.S. auto industry to sell a record 17.5 million vehicles in 2015.

Throughout the year, the Fed signaled its intent to raise interest rates for the first time since the 2008 financial crisis. However, U.S. gross domestic product (GDP) fluctuated from 0.6% in the first quarter of 2015 to 3.9% in the second quarter, 2.0% in the third quarter and an estimated 0.7% for the fourth quarter. By the second half of the year, it became clear that slow or negative growth in developed and emerging markets provided a significant drag on the U.S. economy. Already weak global demand and a stronger U.S. dollar combined to curb U.S. export growth.

Meanwhile, demand for petroleum and most other commodities decreased. Prices for energy, metals, food, and precious metals fell to lows not seen since the 1990s. While a global oversupply of oil and natural gas has hurt global energy prices, slowing demand from China put pressure on prices for a range of other raw materials. The consequences of China’s shrinking appetite for commodities are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October as the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks, particularly those of large cap technology companies, while a large number of stocks underperformed and the median stock was flat for the year. Notably, mergers and acquisitions activity reached a record estimated total value of $4.7 billion in 2015. Also, the S&P 500 reached an all-time high on May 21st, and ended the year just 4.08% below that mark, with December marking the 82nd consecutive month of the bull market for U.S. equities. For the year ended December 31, 2015, the S&P 500 returned 1.38%.

Investors endured a sharp increase in financial market volatility in the second half of 2015. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fed market gyrations. The Fed removed a key uncertainty in December when it lifted interest rates for the first time in ten years. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	-5.28%
Russell 2000 Index	-4.41%

Net Assets as of 12/31/2015	$124,086,027

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

U.S. equities financial markets provided a small but positive return for the year 2015. After leading equity indexes reached several consecutive record highs in the first half of the year, with the Standard & Poor’s 500 Index peaking on May 24th, stock prices in the U.S. came under pressure from global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and lackluster corporate earnings.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in Shanghai/Shenzhen equity markets. A global sell-off followed on August 24th, dragging down the Standard & Poor’s 500 Index (S&P 500) by 3.9% for the day.

However, U.S. equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011. Notably, the rally in the U.S. equities extended to 82 months in December, far longer than the 59 month historical average for U.S. bull markets. Also notable is that U.S. mergers and acquisitions hit a record estimated $4.7 trillion in 2015.

In general, the U.S. equities market in the second half of 2015 was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. Large cap stocks generally outperformed mid cap and small cap stocks, and growth stocks generally outperformed value stocks.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended December 31, 2015. The Portfolio’s security selection in the consumer staples and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Portfolio’s security selection in the consumer discretionary and producer durables sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Dynegy Inc., Triangle Petroleum Corp. and SunEdison Inc. Shares of Dynegy, an energy utility, fell on general weakness in energy prices and the company’s downward revision to its earnings forecast. Shares of Triangle Petroleum, an oil and gas extraction and oil field services company, fell on continued weakness in global oil prices. Shares of SunEdison, a solar energy company not held in the Benchmark, declined on investor concerns about the company’s high debt levels and its pending acquisition of Vivint Solar Inc.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Hawaiian Holdings Inc., Rovi Corp. and American Woodmark Co. Shares of Hawaiian Holdings, owner and operator of Hawaiian Airlines, rose on low fuel prices, traffic growth and overall improvement in the airline sector. Shares of Rovi, a provider of pay-TV programing guides, rose after several large entertainment providers renewed their contracts for Rovi’s technology. Shares of American Woodmark, a maker of cabinets and other home furnishings, rose on better-than-expected earnings amid a strong U.S. housing market.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Portland General Electric Co.	1.2%
2.	Take-Two Interactive Software, Inc.	1.1
3.	Rovi Corp.	1.1
4.	Helen of Troy Ltd., (Bermuda)	1.0
5.	Hawaiian Holdings, Inc.	1.0
6.	Barrett Business Services, Inc.	1.0
7.	Cooper Tire & Rubber Co.	1.0
8.	Cross Country Healthcare, Inc.	1.0
9.	American Woodmark Corp.	1.0
10.	Huntington Bancshares, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.1%
Information Technology	17.7
Health Care	16.0
Industrials	15.5
Consumer Discretionary	10.5
Utilities	3.5
Materials	3.3
Energy	3.0
Consumer Staples	2.5
Telecommunication Services	1.1
Short-Term Investment	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Portfolio’s composition is subject to change.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	(5.28)%	10.99%	6.83%
CLASS 2 SHARES	April 24, 2009	(5.55)	10.69	6.65

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the

Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Consumer Discretionary — 10.5%
	Auto Components — 2.2%
26,000	American Axle & Manufacturing Holdings, Inc. (a)	492,440
31,900	Cooper Tire & Rubber Co.	1,207,415
2,800	Horizon Global Corp. (a)	29,036
8,600	Stoneridge, Inc. (a)	127,280
29,600	Tower International, Inc.	845,672

		2,701,843

	Diversified Consumer Services — 0.2%
1,400	Capella Education Co.	64,708
16,500	K12, Inc. (a)	145,200

		209,908

	Hotels, Restaurants & Leisure — 1.5%
13,200	Bloomin’ Brands, Inc.	222,948
14,600	Carrols Restaurant Group, Inc. (a)	171,404
2,400	Dave & Buster’s Entertainment, Inc. (a)	100,176
1,200	Fogo De Chao, Inc. (a)	18,192
14,500	Isle of Capri Casinos, Inc. (a)	201,985
9,300	Jack in the Box, Inc.	713,403
31,668	Ruth’s Hospitality Group, Inc.	504,154

		1,932,262

	Household Durables — 1.3%
13,400	Helen of Troy Ltd., (Bermuda) (a)	1,262,950
10,500	KB Home	129,465
2,100	Libbey, Inc.	44,772
6,000	Lifetime Brands, Inc.	79,560
1,500	NACCO Industries, Inc., Class A	63,300
1,945	Skullcandy, Inc. (a)	9,200

		1,589,247

	Leisure Products — 0.1%
10,400	Nautilus, Inc. (a)	173,888

	Media — 1.3%
46,500	Gray Television, Inc. (a)	757,950
3,596	Journal Media Group, Inc.	43,224
7,000	Nexstar Broadcasting Group, Inc., Class A	410,900
12,100	Sinclair Broadcast Group, Inc., Class A	393,734

		1,605,808

	Specialty Retail — 3.9%
4,100	Abercrombie & Fitch Co., Class A	110,700
11,400	Barnes & Noble, Inc.	99,294
16,400	Caleres, Inc.	439,848
19,100	Cato Corp. (The), Class A	703,262
13,800	Children’s Place, Inc. (The)	761,760

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
7,100	Citi Trends, Inc.	150,875
31,600	Express, Inc. (a)	546,048
7,800	Kirkland’s, Inc.	113,100
8,400	Lithia Motors, Inc., Class A	896,028
116,945	Office Depot, Inc. (a)	659,570
7,900	Outerwall, Inc.	288,666
15,300	Tilly’s, Inc., Class A (a)	101,439

		4,870,590

	Total Consumer Discretionary	13,083,546

	Consumer Staples — 2.5%
	Food & Staples Retailing — 1.0%
7,750	Andersons, Inc. (The)	245,133
31,480	SpartanNash Co.	681,227
30,000	SUPERVALU, Inc. (a)	203,400
2,400	Village Super Market, Inc., Class A	63,240

		1,193,000

	Food Products — 1.1%
19,500	Dean Foods Co.	334,425
21,600	Pilgrim’s Pride Corp.	477,144
8,100	Pinnacle Foods, Inc.	343,926
2,600	Sanderson Farms, Inc.	201,552

		1,357,047

	Personal Products — 0.4%
4,200	Revlon, Inc., Class A (a)	116,928
3,300	USANA Health Sciences, Inc. (a)	421,575

		538,503

	Total Consumer Staples	3,088,550

	Energy — 3.0%
	Energy Equipment & Services — 1.1%
24,500	Archrock, Inc.	184,240
45,800	Atwood Oceanics, Inc.	468,534
49,200	Helix Energy Solutions Group, Inc. (a)	258,792
10,500	Matrix Service Co. (a)	215,670
5,100	PHI, Inc. (a)	83,691
2,500	Pioneer Energy Services Corp. (a)	5,425
10,112	Superior Energy Services, Inc.	136,208

		1,352,560

	Oil, Gas & Consumable Fuels — 1.9%
30,300	Abraxas Petroleum Corp. (a)	32,118
24,300	Bill Barrett Corp. (a)	95,499
11,300	Callon Petroleum Co. (a)	94,242
10,900	Carrizo Oil & Gas, Inc. (a)	322,422

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
9,900	Delek U.S. Holdings, Inc.	243,540
4,495	Energy XXI Ltd.	4,540
24,300	Green Plains, Inc.	556,470
7,300	Jones Energy, Inc., Class A (a)	28,105
34,000	Pacific Ethanol, Inc. (a)	162,520
30,900	Renewable Energy Group, Inc. (a)	287,061
900	REX American Resources Corp. (a)	48,663
14,100	Stone Energy Corp. (a)	60,489
7,700	TransAtlantic Petroleum Ltd. (a)	10,703
105,100	Triangle Petroleum Corp. (a)	80,927
7,800	Western Refining, Inc.	277,836
2,300	World Fuel Services Corp.	88,458

		2,393,593

	Total Energy	3,746,153

	Financials — 23.1%
	Banks — 8.6%
11,800	Banc of California, Inc.	172,516
10,500	BBCN Bancorp, Inc.	180,810
2,400	BNC Bancorp	60,912
6,200	Cathay General Bancorp	194,246
1,364	Community Trust Bancorp, Inc.	47,685
14,480	Customers Bancorp, Inc. (a)	394,146
22,855	East West Bancorp, Inc.	949,854
13,844	Fidelity Southern Corp.	308,860
3,800	Financial Institutions, Inc.	106,400
3,800	First Business Financial Services, Inc.	95,038
17,800	First Commonwealth Financial Corp.	161,446
4,500	First Community Bancshares, Inc.	83,835
3,800	First Financial Bancorp	68,666
3,500	First Merchants Corp.	88,970
7,200	First NBC Bank Holding Co. (a)	269,208
26,657	FirstMerit Corp.	497,153
39,200	Fulton Financial Corp.	509,992
25,925	Hanmi Financial Corp.	614,941
10,600	Hilltop Holdings, Inc. (a)	203,732
103,500	Huntington Bancshares, Inc.	1,144,710
875	IBERIABANK Corp.	48,186
3,300	MainSource Financial Group, Inc.	75,504
700	National Bankshares, Inc.	24,878
2,371	NBT Bancorp, Inc.	66,103
19,100	PacWest Bancorp	823,210
7,600	Pinnacle Financial Partners, Inc.	390,336
31,100	Popular, Inc., (Puerto Rico)	881,374
8,200	Preferred Bank	270,764
3,900	PrivateBancorp, Inc.	159,978

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
1,200	Prosperity Bancshares, Inc.	57,432
4,350	Sierra Bancorp	76,778
10,235	Southwest Bancorp, Inc.	178,908
1,700	Stonegate Bank	55,862
1,100	SVB Financial Group (a)	130,790
12,100	TriCo Bancshares	332,024
11,600	TriState Capital Holdings, Inc. (a)	162,284
4,700	Triumph Bancorp, Inc. (a)	77,550
2,100	WesBanco, Inc.	63,042
3,300	West Bancorporation, Inc.	65,175
50,600	Wilshire Bancorp, Inc.	584,430
1,500	Yadkin Financial Corp.	37,755

		10,715,483

	Capital Markets — 1.0%
2,700	Arlington Asset Investment Corp., Class A	35,721
51,400	BGC Partners, Inc., Class A	504,234
2,500	Evercore Partners, Inc., Class A	135,175
3,800	Houlihan Lokey, Inc.	99,598
1,100	INTL. FCStone, Inc. (a)	36,806
6,600	Investment Technology Group, Inc.	112,332
900	Oppenheimer Holdings, Inc., Class A	15,642
3,200	Piper Jaffray Cos. (a)	129,280
3,600	Stifel Financial Corp. (a)	152,496

		1,221,284

	Consumer Finance — 0.6%
13,500	Cash America International, Inc.	404,325
7,500	Encore Capital Group, Inc. (a)	218,100
2,600	Nelnet, Inc., Class A	87,282

		709,707

	Diversified Financial Services — 0.1%
1,400	MarketAxess Holdings, Inc.	156,226

	Insurance — 2.8%
14,500	American Equity Investment Life Holding Co.	348,435
5,725	Aspen Insurance Holdings Ltd., (Bermuda)	276,517
8,800	Atlas Financial Holdings, Inc. (a)	175,120
39,300	CNO Financial Group, Inc.	750,237
2,000	Crawford & Co., Class B	10,620
10,300	eHealth, Inc. (a)	102,794
4,800	HCI Group, Inc.	167,280
1,400	Horace Mann Educators Corp.	46,452
21,800	Maiden Holdings Ltd., (Bermuda)	325,038
2,700	National General Holdings Corp.	59,022
2,800	Selective Insurance Group, Inc.	94,024
9,300	Stewart Information Services Corp.	347,169

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
6,500	Symetra Financial Corp.	206,505
3,100	United Fire Group, Inc.	118,761
18,100	Universal Insurance Holdings, Inc.	419,558
906	Validus Holdings Ltd., (Bermuda)	41,939

		3,489,471

	Real Estate Investment Trusts (REITs) — 8.1%
800	Agree Realty Corp.	27,192
9,200	American Assets Trust, Inc.	352,820
3,483	American Campus Communities, Inc.	143,987
7,600	Armada Hoffler Properties, Inc.	79,648
12,635	Ashford Hospitality Prime, Inc.	183,208
77,800	Ashford Hospitality Trust, Inc.	490,918
15,400	Bluerock Residential Growth REIT, Inc.	182,490
56,900	Capstead Mortgage Corp.	497,306
7,100	Chatham Lodging Trust	145,408
6,100	Chesapeake Lodging Trust	153,476
9,200	CoreSite Realty Corp.	521,824
17,900	Cousins Properties, Inc.	168,797
6,300	CyrusOne, Inc.	235,935
5,743	DCT Industrial Trust, Inc.	214,616
7,500	DDR Corp.	126,300
12,700	DiamondRock Hospitality Co.	122,555
7,500	Easterly Government Properties, Inc.	128,850
6,233	Education Realty Trust, Inc.	236,106
35,800	First Industrial Realty Trust, Inc.	792,254
2,500	Franklin Street Properties Corp.	25,875
15,700	GEO Group, Inc. (The)	453,887
4,200	Government Properties Income Trust	66,654
22,400	Gramercy Property Trust	172,928
4,600	Hudson Pacific Properties, Inc.	129,444
4,900	LaSalle Hotel Properties	123,284
995	Mid-America Apartment Communities, Inc.	90,356
14,800	Orchid Island Capital, Inc.	146,964
2,600	Parkway Properties, Inc.	40,638
6,100	Pebblebrook Hotel Trust	170,922
4,725	Pennsylvania Real Estate Investment Trust	103,336
16,800	Potlatch Corp.	508,032
3,175	PS Business Parks, Inc.	277,590
21,900	RAIT Financial Trust	59,130
2,300	Ramco-Gershenson Properties Trust	38,203
16,700	Redwood Trust, Inc.	220,440
47,100	Retail Opportunity Investments Corp.	843,090
16,500	RLJ Lodging Trust	356,895
7,000	Silver Bay Realty Trust Corp.	109,620
58,400	Summit Hotel Properties, Inc.	697,880

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — continued
1,100		Sun Communities, Inc.	75,383
28,539		Sunstone Hotel Investors, Inc.	356,452
4,700		UMH Properties, Inc.	47,564
1,372		WP Glimcher, Inc.	14,557
3,800		Xenia Hotels & Resorts, Inc.	58,254

			9,991,068

		Real Estate Management & Development — 0.2%
6,800		Alexander & Baldwin, Inc.	240,108
—	(h)	RMR Group, Inc. (The), Class A (a)	5

			240,113

		Thrifts & Mortgage Finance — 1.7%
12,000		BofI Holding, Inc. (a)	252,600
32,000		Flagstar Bancorp, Inc. (a)	739,520
32,000		HomeStreet, Inc. (a)	694,720
1,900		Meta Financial Group, Inc.	87,267
6,700		PennyMac Financial Services, Inc., Class A (a)	102,912
6,700		Walker & Dunlop, Inc. (a)	193,027
1,400		Washington Federal, Inc.	33,362

			2,103,408

		Total Financials	28,626,760

		Health Care — 16.0%
		Biotechnology — 6.8%
2,300		Acceleron Pharma, Inc. (a)	112,148
29,800		Achillion Pharmaceuticals, Inc. (a)	321,542
8,600		Acorda Therapeutics, Inc. (a)	367,908
500		Adamas Pharmaceuticals, Inc. (a)	14,160
6,600		Aduro Biotech, Inc. (a)	185,724
300		Agios Pharmaceuticals, Inc. (a)	19,476
9,600		AMAG Pharmaceuticals, Inc. (a)	289,824
11,900		Amicus Therapeutics, Inc. (a)	115,430
2,300		Anacor Pharmaceuticals, Inc. (a)	259,831
12,100		Applied Genetic Technologies Corp. (a)	246,840
26,200		ARIAD Pharmaceuticals, Inc. (a)	163,750
15,200		aTyr Pharma, Inc. (a)	149,416
800		Avalanche Biotechnologies, Inc. (a)	7,616
11,100		Bellicum Pharmaceuticals, Inc. (a)	224,997
3,600		Bluebird Bio, Inc. (a)	231,192
2,700		Blueprint Medicines Corp. (a)	71,118
16,700		Cara Therapeutics, Inc. (a)	281,562
50,800		Catalyst Pharmaceuticals, Inc. (a)	124,460
15,900		Celldex Therapeutics, Inc. (a)	249,312
6,000		Chiasma, Inc. (a)	117,420
7,500		Clovis Oncology, Inc. (a)	262,500
8,100		Coherus Biosciences, Inc. (a)	185,976

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
4,200	Dicerna Pharmaceuticals, Inc. (a)	49,854
11,600	Dimension Therapeutics, Inc. (a)	130,848
5,800	Dynavax Technologies Corp. (a)	140,128
9,500	Esperion Therapeutics, Inc. (a)	211,470
2,900	FibroGen, Inc. (a)	88,363
12,000	Genocea Biosciences, Inc. (a)	63,240
7,700	Global Blood Therapeutics, Inc. (a)	248,941
2,300	Heron Therapeutics, Inc. (a)	61,410
1,500	Immune Design Corp. (a)	30,120
24,100	Infinity Pharmaceuticals, Inc. (a)	189,185
16,300	Insmed, Inc. (a)	295,845
8,400	Karyopharm Therapeutics, Inc. (a)	111,300
5,600	MacroGenics, Inc. (a)	173,432
2,300	Neurocrine Biosciences, Inc. (a)	130,111
12,000	Nivalis Therapeutics, Inc. (a)	92,880
40,900	Oncothyreon, Inc. (a)	90,798
4,100	Ophthotech Corp. (a)	321,973
2,800	Puma Biotechnology, Inc. (a)	219,520
29,000	Raptor Pharmaceutical Corp. (a)	150,800
600	Sage Therapeutics, Inc. (a)	34,980
1,100	Seres Therapeutics, Inc. (a)	38,599
25,300	Synergy Pharmaceuticals, Inc. (a)	143,451
118,900	Threshold Pharmaceuticals, Inc. (a)	57,060
4,800	Ultragenyx Pharmaceutical, Inc. (a)	538,464
17,100	Vitae Pharmaceuticals, Inc. (a)	309,510
9,400	Voyager Therapeutics, Inc. (a)	205,860
5,300	Xencor, Inc. (a)	77,486
32,000	Zafgen, Inc. (a)	201,280

		8,409,110

	Health Care Equipment & Supplies — 3.0%
6,600	Cynosure, Inc., Class A (a)	294,822
16,400	Greatbatch, Inc. (a)	861,000
8,100	HeartWare International, Inc. (a)	408,240
2,600	ICU Medical, Inc. (a)	293,228
11,800	Inogen, Inc. (a)	473,062
10,800	Insulet Corp. (a)	408,348
9,200	NuVasive, Inc. (a)	497,812
38,900	OraSure Technologies, Inc. (a)	250,516
900	Penumbra, Inc. (a)	48,429
22,200	Sientra, Inc. (a)	131,424

		3,666,881

	Health Care Providers & Services — 4.1%
10,613	Amsurg Corp. (a)	806,588
73,300	Cross Country Healthcare, Inc. (a)	1,201,387

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
21,500	Kindred Healthcare, Inc.	256,065
18,700	Molina Healthcare, Inc. (a)	1,124,431
7,900	Owens & Minor, Inc.	284,242
26,300	PharMerica Corp. (a)	920,500
9,500	Surgical Care Affiliates, Inc. (a)	378,195
4,100	Teladoc, Inc. (a)	73,636
1,000	WellCare Health Plans, Inc. (a)	78,210

		5,123,254

	Life Sciences Tools & Services — 0.9%
24,300	Cambrex Corp. (a)	1,144,287

	Pharmaceuticals — 1.2%
7,500	Amphastar Pharmaceuticals, Inc. (a)	106,725
5,500	Flex Pharma, Inc. (a)	68,475
18,300	Foamix Pharmaceuticals Ltd., (Israel) (a)	148,413
3,000	Intra-Cellular Therapies, Inc. (a)	161,370
8,100	Medicines Co. (The) (a)	302,454
6,900	Pacira Pharmaceuticals, Inc. (a)	529,851
6,500	Revance Therapeutics, Inc. (a)	222,040

		1,539,328

	Total Health Care	19,882,860

	Industrials — 15.5%
	Aerospace & Defense — 1.9%
12,700	AAR Corp.	333,883
13,500	Cubic Corp.	637,875
1,000	Curtiss-Wright Corp.	68,500
10,000	Engility Holdings, Inc.	324,800
46,100	Vectrus, Inc. (a)	963,029

		2,328,087

	Air Freight & Logistics — 0.4%
8,900	Atlas Air Worldwide Holdings, Inc. (a)	367,926
2,900	Park-Ohio Holdings Corp.	106,662

		474,588

	Airlines — 1.5%
8,500	Alaska Air Group, Inc.	684,335
35,100	Hawaiian Holdings, Inc. (a)	1,240,083

		1,924,418

	Building Products — 1.1%
15,000	American Woodmark Corp. (a)	1,199,700
7,275	Gibraltar Industries, Inc. (a)	185,076

		1,384,776

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — 2.5%
26,300	ABM Industries, Inc.	748,761
112,000	ACCO Brands Corp. (a)	798,560
13,100	ARC Document Solutions, Inc. (a)	57,902
3,200	Essendant, Inc.	104,032
2,000	Herman Miller, Inc.	57,400
9,200	Kimball International, Inc., Class B	89,884
59,700	Quad/Graphics, Inc.	555,210
23,000	Steelcase, Inc., Class A	342,700
3,000	Viad Corp.	84,690
12,000	West Corp.	258,840

		3,097,979

	Construction & Engineering — 0.9%
11,600	Argan, Inc.	375,840
11,275	EMCOR Group, Inc.	541,651
10,018	Tutor Perini Corp. (a)	167,701

		1,085,192

	Electrical Equipment — 1.4%
5,600	EnerSys	313,208
60,700	General Cable Corp.	815,201
2,600	Regal Beloit Corp.	152,152
34,700	Sunrun, Inc. (a)	408,419

		1,688,980

	Machinery — 2.2%
4,500	Barnes Group, Inc.	159,255
3,800	Columbus McKinnon Corp.	71,820
12,200	Federal Signal Corp.	193,370
31,600	Global Brass & Copper Holdings, Inc.	673,080
4,000	Greenbrier Cos., Inc. (The)	130,480
1,600	Hurco Cos., Inc.	42,496
3,000	Hyster-Yale Materials Handling, Inc.	157,350
5,800	Kadant, Inc.	235,538
81,400	Meritor, Inc. (a)	679,690
800	Standex International Corp.	66,520
7,500	TriMas Corp. (a)	139,875
14,300	Wabash National Corp. (a)	169,169

		2,718,643

	Marine — 0.6%
18,300	Matson, Inc.	780,129

	Professional Services — 2.3%
28,300	Barrett Business Services, Inc.	1,232,182
3,600	CRA International, Inc. (a)	67,140
2,800	Heidrick & Struggles International, Inc.	76,216
15,400	Insperity, Inc.	741,510

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — continued
1,500	Kelly Services, Inc., Class A	24,225
9,600	RPX Corp. (a)	105,600
19,900	TrueBlue, Inc. (a)	512,624
1,800	VSE Corp.	111,924

		2,871,421

	Road & Rail — 0.7%
19,900	ArcBest Corp.	425,661
2,000	Universal Truckload Services, Inc.	28,080
29,400	YRC Worldwide, Inc. (a)	416,892

		870,633

	Total Industrials	19,224,846

	Information Technology — 17.7%
	Communications Equipment — 1.1%
74,461	EMCORE Corp. (a)	456,446
212,800	Extreme Networks, Inc. (a)	868,224

		1,324,670

	Electronic Equipment, Instruments & Components — 2.9%
26,400	Benchmark Electronics, Inc. (a)	545,688
5,800	Fabrinet, (Thailand) (a)	138,156
33,900	Insight Enterprises, Inc. (a)	851,568
22,125	Kimball Electronics, Inc. (a)	243,154
2,000	Littelfuse, Inc.	214,020
6,500	Methode Electronics, Inc.	206,895
49,700	Sanmina Corp. (a)	1,022,826
5,100	Tech Data Corp. (a)	338,538

		3,560,845

	Internet Software & Services — 2.6%
13,600	Apigee Corp. (a)	109,208
33,100	Blucora, Inc. (a)	324,380
7,200	Carbonite, Inc. (a)	70,560
14,400	Cornerstone OnDemand, Inc. (a)	497,232
27,200	EarthLink Holdings Corp.	202,096
24,300	Five9, Inc. (a)	211,410
1,800	Instructure, Inc. (a)	37,476
1,400	LogMeIn, Inc. (a)	93,940
10,200	Match Group, Inc. (a)	138,210
11,100	Mimecast Ltd., (United Kingdom) (a)	106,560
2,400	Q2 Holdings, Inc. (a)	63,288
31,100	RetailMeNot, Inc. (a)	308,512
5,000	Web.com Group, Inc. (a)	100,050
17,344	WebMD Health Corp. (a)	837,715
23,400	Xactly Corp. (a)	199,602

		3,300,239

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	IT Services — 2.8%
1,400	Blackhawk Network Holdings, Inc. (a)	61,894
8,700	Euronet Worldwide, Inc. (a)	630,141
70,800	Everi Holdings, Inc. (a)	310,812
1,900	EVERTEC, Inc., (Puerto Rico)	31,806
6,700	ExlService Holdings, Inc. (a)	301,031
5,300	Heartland Payment Systems, Inc.	502,546
23,300	Science Applications International Corp.	1,066,674
5,400	Sykes Enterprises, Inc. (a)	166,212
35,800	Unisys Corp. (a)	395,590

		3,466,706

	Semiconductors & Semiconductor Equipment — 3.3%
9,400	Advanced Energy Industries, Inc. (a)	265,362
5,950	Alpha & Omega Semiconductor Ltd. (a)	54,680
51,775	Amkor Technology, Inc. (a)	314,792
5,400	Brooks Automation, Inc.	57,672
76,115	Cypress Semiconductor Corp. (a)	746,688
11,200	First Solar, Inc. (a)	739,088
19,387	IXYS Corp.	244,858
3,500	Nanometrics, Inc. (a)	52,990
12,800	OmniVision Technologies, Inc. (a)	371,456
3,300	Qorvo, Inc. (a)	167,970
47,400	SunEdison, Inc. (a)	241,266
1,600	Synaptics, Inc. (a)	128,544
61,900	Ultra Clean Holdings, Inc. (a)	316,928
61,000	Xcerra Corp. (a)	369,050

		4,071,344

	Software — 5.0%
49,100	AVG Technologies N.V., (Netherlands) (a)	984,455
3,700	Fair Isaac Corp.	348,466
28,900	Pegasystems, Inc.	794,750
6,940	PTC, Inc. (a)	240,332
15,300	Qlik Technologies, Inc. (a)	484,398
6,700	Rapid7, Inc. (a)	101,371
23,400	RingCentral, Inc., Class A (a)	551,772
78,500	Rovi Corp. (a)	1,307,810
40,400	Take-Two Interactive Software, Inc. (a)	1,407,536

		6,220,890

	Total Information Technology	21,944,694

	Materials — 3.3%
	Chemicals — 1.2%
10,900	A Schulman, Inc.	333,976
15,700	FutureFuel Corp.	211,950
900	Innospec, Inc.	48,879
9,800	Minerals Technologies, Inc.	449,428

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
11,100	OMNOVA Solutions, Inc. (a)	68,043
12,400	Trinseo S.A. (a)	349,680

		1,461,956

	Containers & Packaging — 0.8%
37,400	Graphic Packaging Holding Co.	479,842
10,750	WestRock Co.	490,415

		970,257

	Metals & Mining — 0.6%
23,800	Commercial Metals Co.	325,822
2,000	Schnitzer Steel Industries, Inc., Class A	28,740
11,800	Worthington Industries, Inc.	355,652

		710,214

	Paper & Forest Products — 0.7%
10,400	Boise Cascade Co. (a)	265,512
15,100	Schweitzer-Mauduit International, Inc.	634,049

		899,561

	Total Materials	4,041,988

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
22,600	8x8, Inc. (a)	258,770
5,700	IDT Corp., Class B	66,462
49,600	Inteliquent, Inc.	881,392
31,100	Ooma, Inc. (a)	197,485

	Total Telecommunication Services	1,404,109

	Utilities — 3.5%
	Electric Utilities — 1.9%
1,125	El Paso Electric Co.	43,312
3,200	Empire District Electric Co. (The)	89,824
5,100	IDACORP, Inc.	346,800
2,650	MGE Energy, Inc.	122,960
40,375	Portland General Electric Co.	1,468,439
11,800	Spark Energy, Inc., Class A	244,496
1,800	Westar Energy, Inc.	76,338

		2,392,169

	Gas Utilities — 0.9%
419	AGL Resources, Inc.	26,737
1,300	Chesapeake Utilities Corp.	73,775
3,000	Laclede Group, Inc. (The)	178,230
17,700	New Jersey Resources Corp.	583,392
2,500	Southwest Gas Corp.	137,900
1,600	WGL Holdings, Inc.	100,784

		1,100,818

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Independent Power & Renewable Electricity Producers — 0.6%
72,400	Atlantic Power Corp.	142,628
38,700	Dynegy, Inc. (a)	518,580

		661,208

	Water Utilities — 0.1%
3,500	American States Water Co.	146,825

	Total Utilities	4,301,020

	Total Common Stocks (Cost $106,476,600)	119,344,526

NUMBER OF WARRANTS
Warrants — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
355	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (Cost $—) (a)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.8%
	Investment Company — 3.8%
4,759,378	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $4,759,378)	4,759,378

	Total Investments — 100.0% (Cost $111,235,978)	124,103,904
	Liabilities in Excess of Other Assets — 0.0% (g) (c)	(17,877)

	NET ASSETS — 100.0%	$124,086,027

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
41	E-mini Russell 2000	03/18/16	USD	$4,639,150	$48,488

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one (share or dollar).
(l)	— The rate shown is the current yield as of December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$119,344,526
Investments in affiliates, at value	4,759,378

Total investment securities, at value	124,103,904
Cash	152
Deposits at broker for futures contracts	280,000
Receivables:
Investment securities sold	13,435
Portfolio shares sold	84,388
Dividends from non-affiliates	164,027
Dividends from affiliates	603

Total Assets	124,646,509

LIABILITIES:
Payables:
Investment securities purchased	136,460
Portfolio shares redeemed	244,788
Variation margin on futures contracts	47,158
Accrued liabilities:
Investment advisory fees	68,247
Administration fees	8,727
Distribution fees	272
Custodian and accounting fees	20,516
Trustees’ and Chief Compliance Officer’s fees	192
Audit fees	29,764
Other	4,358

Total Liabilities	560,482

Net Assets	$124,086,027

NET ASSETS:
Paid-in-Capital	$100,941,107
Accumulated undistributed net investment income	709,044
Accumulated net realized gains (losses)	9,519,462
Net unrealized appreciation (depreciation)	12,916,414

Total Net Assets	$124,086,027

Net Assets:
Class 1	$122,865,455
Class 2	1,220,572

Total	$124,086,027

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	5,974,524
Class 2	59,880

Net Asset Value, offering and redemption price per share (a):
Class 1	$20.56
Class 2	20.38

Cost of investments in non-affiliates	$106,476,600
Cost of investments in affiliates	4,759,378

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,754,332
Dividend income from affiliates	2,822

Total investment income	1,757,154

EXPENSES:
Investment advisory fees	809,114
Administration fees	101,973
Distribution fees — Class 2	3,718
Custodian and accounting fees	63,887
Professional fees	46,827
Trustees’ and Chief Compliance Officer’s fees	1,271
Printing and mailing costs	30,357
Transfer agent fees	4,212
Other	13,630

Total expenses	1,074,989

Less fees waived	(7,474)
Less expense reimbursements	(28)

Net expenses	1,067,487

Net investment income (loss)	689,667

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	10,637,545
Futures	(86,232)

Net realized gain (losses)	10,551,313

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(18,921,462)
Futures	(9,499)

Change in net unrealized appreciation/depreciation	(18,930,961)

Net realized/unrealized gains (losses)	(8,379,648)

Change in net assets resulting from operations	$(7,689,981)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$689,667	$200,162
Net realized gain (loss)	10,551,313	12,977,151
Change in net unrealized appreciation/depreciation	(18,930,961)	(3,398,065)

Change in net assets resulting from operations	(7,689,981)	9,779,248

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(177,325)	(147,690)
From net realized gains	(12,517,152)	(8,459,332)
Class 2
From net realized gains	(155,628)	(167,241)

Total distributions to shareholders	(12,850,105)	(8,774,263)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	31,849,610	4,387,478

NET ASSETS:
Change in net assets	11,309,524	5,392,463
Beginning of period	112,776,503	107,384,040

End of period	$124,086,027	$112,776,503

Accumulated undistributed net investment income	$709,044	$267,080

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$52,276,467	$29,393,735
Distributions reinvested	12,694,477	8,607,022
Cost of shares redeemed	(32,966,476)	(33,098,168)

Change in net assets resulting from Class 1 capital transactions	$32,004,468	$4,902,589

Class 2
Proceeds from shares issued	$220,990	$96,693
Distributions reinvested	155,628	167,241
Cost of shares redeemed	(531,476)	(779,045)

Change in net assets resulting from Class 2 capital transactions	$(154,858)	$(515,111)

Total change in net assets resulting from capital transactions	$31,849,610	$4,387,478

SHARE TRANSACTIONS:
Class 1
Issued	2,240,673	1,267,829
Reinvested	564,199	407,723
Redeemed	(1,450,348)	(1,434,795)

Change in Class 1 Shares	1,354,524	240,757

Class 2
Issued	9,901	4,210
Reinvested	6,966	7,964
Redeemed	(23,956)	(35,327)

Change in Class 2 Shares	(7,089)	(23,153)

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio
Class 1
Year Ended December 31, 2015	$24.06	$0.13	(d)	$(1.19)	$(1.06)	$(0.03)	$(2.41)	$(2.44)
Year Ended December 31, 2014	24.03	0.04	(d)(e)	1.98	2.02	(0.03)	(1.96)	(1.99)
Year Ended December 31, 2013	16.98	0.05	(d)(f)	7.11	7.16	(0.11)	—	(0.11)
Year Ended December 31, 2012	14.22	0.13	(g)	2.66	2.79	(0.03)	—	(0.03)
Year Ended December 31, 2011	14.95	0.04		(0.75)	(0.71)	(0.02)	—	(0.02)

Class 2
Year Ended December 31, 2015	23.90	0.07	(d)	(1.18)	(1.11)	—	(2.41)	(2.41)
Year Ended December 31, 2014	23.91	(0.02	)(d)(e)	1.97	1.95	—	(1.96)	(1.96)
Year Ended December 31, 2013	16.90	(0.01	)(d)(f)	7.09	7.08	(0.07)	—	(0.07)
Year Ended December 31, 2012	14.16	0.09	(g)	2.65	2.74	—	—	—
Year Ended December 31, 2011	14.91	—	(h)	(0.75)	(0.75)	—	—	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.03 and $(0.03) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.14% and (0.14)% for Class 1 and Class 2 Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.01 and $(0.05) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.03% and (0.24)% for Class 1 and Class 2 Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.04 and less than $0.01 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.28% and 0.02% for Class 1 and Class 2 Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$20.56	(5.28)%	$122,865,455	0.85%	0.56%		0.86%	52%
24.06	9.59	111,175,638	0.87	0.19	(e)	0.87	54
24.03	42.38	105,229,638	0.90	0.24	(f)	0.91	56
16.98	19.66	66,719,964	0.94	0.80	(g)	0.94	44
14.22	(4.77)	58,405,012	0.95	0.23		0.95	46

20.38	(5.55)	1,220,572	1.14	0.30		1.15	52
23.90	9.30	1,600,865	1.12	(0.09	)(e)	1.13	54
23.91	42.02	2,154,402	1.16	(0.03	)(f)	1.16	56
16.90	19.35	1,989,290	1.19	0.54	(g)	1.19	44
14.16	(5.03)	1,765,773	1.20	(0.02)		1.20	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long-term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$13,083,546	$—	$—		$13,083,546
Consumer Staples	3,088,550	—	—		3,088,550
Energy	3,746,153	—	—		3,746,153
Financials	28,626,760	—	—		28,626,760
Health Care	19,882,860	—	—		19,882,860
Industrials	19,224,846	—	—		19,224,846
Information Technology	21,944,694	—	—		21,944,694
Materials	4,041,988	—	—		4,041,988
Telecommunication Services	1,404,109	—	—		1,404,109
Utilities	4,301,020	—	—		4,301,020

Total Common Stocks	119,344,526	—	—		119,344,526

Warrants
Financials	—	—	—	(a)	—	(a)
Short-Term Investment
Investment Company	4,759,378	—	—		4,759,378

Total Investments in Securities	$124,103,904	$—	$—	(a)	$124,103,904

Appreciation in Other Financial Instruments
Futures Contracts	$48,488	$—	$—		$48,488

(a) Value is zero.

There were no transfers among any levels during the year ended December 31, 2015.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2015:

Futures Contracts:
Average Notional Balance Long	$3,919,786
Ending Notional Balance Long	4,639,150

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed net investment income	Accumulated net realized gains (losses)
$—	$(70,378)	$70,378

The reclassifications for the Portfolio relates primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“the Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2015, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreement was in effect for the year ended December 31, 2015 and is in place until at least April 30, 2016.

For the year ended December 31, 2015, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Reimbursements
$28

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2015 was $7,474.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2015, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2015, the Portfolio incurred $80 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

4. Investment Transactions

During the year ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$80,270,303	$62,460,759

During the year ended December 31, 2015, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$112,131,911	$26,557,321	$14,585,328	$11,971,993

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,885,969	$10,964,136	$12,850,105

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$147,739	$8,626,524	$8,774,263

As of December 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
$2,071,792	$9,297,291	$(230,070)	$11,971,993

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio did not have any post-enactment net capital loss carryforwards.

As of December 31, 2015, the Portfolio had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017
$230,070	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended December 31, 2015, the Portfolio utilized pre-enactment capital loss carryforwards of $115,035.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2015, the Portfolio has a shareholder who owns shares representing 36.0% of the Portfolio’s net assets. Investment activities of this shareholder could have a material impact on the Portfolio.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Small Cap Core Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 16, 2016

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	148	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	148	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	148	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	148	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	25

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	148	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (148 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$914.20	$4.15	0.86%
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class 2
Actual	1,000.00	913.10	5.64	1.17
Hypothetical	1,000.00	1,019.31	5.96	1.17

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the first quintile for Class 1 shares for each of the one-, three-, and five-year periods ended December 31, 2014. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	31

TAX LETTER

(Unaudited)

Dividends Received Deductions (DRD)

The Portfolio had 57.31%, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2015.

Long Term Capital Gain

The Portfolio distributed $ 10,964,136 or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2015.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	AN-JPMITSCCP-1215

Annual Report

JPMorgan Insurance Trust

December 31, 2015

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

Over the past year, key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies were essentially cemented in place. While the U.S. economy improved sufficiently by the end of the year to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates, slowing economic growth in China, an anemic recovery in Europe and weak commodities prices drove volatility in financial markets.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

U.S. equity and bond markets posted small positive returns for 2015, even as the broader U.S. economy continued to gain strength amid low interest rates, low inflation and low energy prices. Unemployment fell steadily during the year to 5.0% in October — the lowest level since April 2008 — and remained there for the remainder of the year. U.S. wage growth, which had averaged 2% for most of the post financial crisis recovery, rose by 2.5% year-over-year in both October and December. The improving economy, along with cheap gasoline and easy credit, helped the U.S. auto industry to sell a record 17.5 million vehicles in 2015.

Throughout the year, the Fed signaled its intent to raise interest rates for the first time since the 2008 financial crisis. However, U.S. gross domestic product (GDP) fluctuated from 0.6% in the first quarter of 2015 to 3.9% in the second quarter, 2.0% in the third quarter and an estimated 0.7% for the fourth quarter. By the second half of the year, it became clear that slow or negative growth in developed and emerging markets provided a significant drag on the U.S. economy. Already weak global demand and a stronger U.S. dollar combined to curb U.S. export growth.

Meanwhile, demand for petroleum and most other commodities decreased. Prices for energy, metals, food, and precious metals fell to lows not seen since the 1990s. While a global oversupply of oil and natural gas has hurt global energy prices, slowing demand from China put pressure on prices for a range of other raw materials. The consequences of China’s shrinking appetite for commodities are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October as the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks, particularly those of large cap technology companies, while a large number of stocks underperformed and the median stock was flat for the year. Notably, mergers and acquisitions activity reached a record estimated total value of $4.7 billion in 2015. Also, the S&P 500 reached an all-time high on May 21st, and ended the year just 4.08% below that mark, with December marking the 82nd consecutive month of the bull market for U.S. equities. For the year ended December 31, 2015, the S&P 500 returned 1.38%.

Investors endured a sharp increase in financial market volatility in the second half of 2015. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fed market gyrations. The Fed removed a key uncertainty in December when it lifted interest rates for the first time in ten years. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	0.86%
S&P 500 Index**	1.38%

Net Assets as of 12/31/2015	$97,909,243

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

U.S. equities financial markets provided a small but positive return for the year 2015. After reaching consecutive record highs in the first half of the year, peaking on May 24, stock prices in the U.S. came under pressure from global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and lackluster corporate earnings.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in Shanghai/Shenzhen equity markets. A global sell-off followed on August 24, 2015, dragging down the Standard & Poor’s 500 Index (S&P 500) by 3.9% for the day.

However, U.S. equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011. Notably, the rally in U.S. equities extended to 82 months in December, far longer than the 59 month historical average for U.S. bull markets. Also notable is that U.S. mergers and acquisitions hit a record estimated $4.7 trillion in 2015.

In general, the U.S. equities market in the second half of 2015 was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. Large cap stocks generally outperformed mid cap and small cap stocks, and growth stocks generally outperformed value stocks. For the twelve month ended December 31, 2015, the S&P 500 returned 1.38%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the S&P 500 (the “Benchmark) for the twelve months ended

December 31, 2015. The Portfolio’s security selection in the basic materials and pharmaceutical/medical technology sectors was a leading detractor from performance relative to the Benchmark, while security selection in the semiconductors & hardware sector and the software & services sector was a leading contributor to relative performance for the twelve month reporting period.

Leading individual detractors from relative performance included the Fund’s overweight positions in Time Warner Inc., 21st Century Fox Inc. and U.S. Steel Corp. Shares of media and entertainment companies Time Warner and 21st Century Fox fell on lower-than-expected advertising revenue amid a consumer trend away from cable TV and toward online entertainment providers. Shares of U.S. Steel, a steelmaker, came under pressure from declining global demand for steel and an increase in less expensive steel from China.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Avago Technologies Ltd. and General Motors Corp. and its underweight position in Wal-Mart Stores Inc. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and its $37 billion acquisition of Broadcom Corp. Shares of General Motors, an auto maker, rose on surging demand for cars and trucks in the U.S. Shares of Wal-Mart, a discount retailer, fell amid increased competition in the discount retail sector.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio was overweight compared with the Benchmark in the insurance, banks & brokers and auto & transportation sectors and underweight compared with the Benchmark in the consumer staples, industrial cyclical and real estate investment trust sectors.

2	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	3.4%
2.	Apple, Inc.	3.4
3.	Wells Fargo & Co.	2.8
4.	ACE Ltd., (Switzerland)	2.2
5.	Avago Technologies Ltd., (Singapore)	2.2
6.	Lowe’s Cos., Inc.	2.2
7.	Alphabet, Inc., Class C	2.1
8.	Occidental Petroleum Corp.	2.1
9.	Honeywell International, Inc.	2.0
10.	General Motors Co.	1.9

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	23.3%
Financials	18.7
Consumer Discretionary	15.8
Health Care	15.6
Industrials	9.5
Energy	6.4
Consumer Staples	5.2
Materials	2.1
Utilities	1.6
Telecommunication Services	0.5
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2015. The Portfolio’s composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	0.86%	12.56%	8.66%
CLASS 2 SHARES	August 16, 2006	0.59	12.27	8.39

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any.

The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2015

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 15.8%
	Automobiles — 1.9%
54,110	General Motors Co.	1,840,281

	Hotels, Restaurants & Leisure — 1.0%
195	Chipotle Mexican Grill, Inc. (a)	93,571
6,470	Royal Caribbean Cruises Ltd.	654,829
3,270	Yum! Brands, Inc.	238,873

		987,273

	Household Durables — 1.8%
16,220	D.R. Horton, Inc.	519,527
7,792	Harman International Industries, Inc.	734,084
7,610	PulteGroup, Inc.	135,610
12,560	Toll Brothers, Inc. (a)	418,248

		1,807,469

	Internet & Catalog Retail — 1.8%
2,625	Amazon.com, Inc. (a)	1,774,211

	Media — 5.3%
7,190	CBS Corp. (Non-Voting), Class B	338,865
4,310	Charter Communications, Inc., Class A (a)	789,161
11,095	Comcast Corp., Class A	626,091
9,680	DISH Network Corp., Class A (a)	553,502
570	Time Warner Cable, Inc.	105,786
23,629	Time Warner, Inc.	1,528,088
39,495	Twenty-First Century Fox, Inc., Class A	1,072,684
5,150	Twenty-First Century Fox, Inc., Class B	140,235

		5,154,412

	Specialty Retail — 3.3%
7,330	Best Buy Co., Inc.	223,199
27,880	Lowe’s Cos., Inc.	2,119,995
1,290	Tiffany & Co.	98,414
11,330	TJX Cos., Inc. (The)	803,410

		3,245,018

	Textiles, Apparel & Luxury Goods — 0.7%
1,340	PVH Corp.	98,691
1,960	Ralph Lauren Corp.	218,501
5,300	V.F. Corp.	329,925

		647,117

	Total Consumer Discretionary	15,455,781

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 5.2%
	Beverages — 2.4%
12,590	Coca-Cola Co. (The)	540,866
8,450	Molson Coors Brewing Co., Class B	793,624
10,580	PepsiCo, Inc.	1,057,154

		2,391,644

	Food & Staples Retailing — 0.5%
3,070	Costco Wholesale Corp.	495,805

	Food Products — 0.7%
730	Hershey Co. (The)	65,167
13,099	Mondelez International, Inc., Class A	587,359

		652,526

	Household Products — 1.2%
2,070	Colgate-Palmolive Co.	137,904
2,600	Kimberly-Clark Corp.	330,980
8,437	Procter & Gamble Co. (The)	669,982

		1,138,866

	Tobacco — 0.4%
4,190	Philip Morris International, Inc.	368,343

	Total Consumer Staples	5,047,184

	Energy — 6.4%
	Energy Equipment & Services — 0.3%
1,230	Baker Hughes, Inc.	56,765
3,968	Schlumberger Ltd.	276,768

		333,533

	Oil, Gas & Consumable Fuels — 6.1%
16,560	Cabot Oil & Gas Corp.	292,946
7,630	Chevron Corp.	686,395
21,930	Columbia Pipeline Group, Inc.	438,600
900	Concho Resources, Inc. (a)	83,574
2,300	ConocoPhillips	107,387
2,480	Diamondback Energy, Inc. (a)	165,912
1,320	Energen Corp.	54,107
8,470	EOG Resources, Inc.	599,591
8,949	EQT Corp.	466,511
2,030	Exxon Mobil Corp.	158,239
1,180	Hess Corp.	57,206
2,360	Marathon Petroleum Corp.	122,342
30,019	Occidental Petroleum Corp.	2,029,585
3,920	Pioneer Natural Resources Co.	491,490
2,990	Valero Energy Corp.	211,423

		5,965,308

	Total Energy	6,298,841

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 18.7%
	Banks — 6.8%
104,619	Bank of America Corp.	1,760,738
3,830	BB&T Corp.	144,812
31,864	Citigroup, Inc.	1,648,962
4,560	KeyCorp	60,146
1,840	SVB Financial Group (a)	218,776
51,333	Wells Fargo & Co.	2,790,462

		6,623,896

	Capital Markets — 5.1%
3,700	Ameriprise Financial, Inc.	393,754
2,350	BlackRock, Inc.	800,222
20,000	Charles Schwab Corp. (The)	658,600
5,911	Goldman Sachs Group, Inc. (The)	1,065,340
10,190	Invesco Ltd.	341,161
45,794	Morgan Stanley	1,456,707
3,490	State Street Corp.	231,596
1,565	TD Ameritrade Holding Corp.	54,321

		5,001,701

	Consumer Finance — 0.4%
7,680	Discover Financial Services	411,801

	Diversified Financial Services — 0.7%
2,710	Intercontinental Exchange, Inc.	694,465

	Insurance — 4.7%
18,278	ACE Ltd., (Switzerland)	2,135,784
4,380	American International Group, Inc.	271,429
9,470	Arthur J. Gallagher & Co.	387,702
16,260	Marsh & McLennan Cos., Inc.	901,617
17,420	MetLife, Inc.	839,818
1,610	XL Group plc, (Ireland)	63,080

		4,599,430

	Real Estate Investment Trusts (REITs) — 1.0%
320	Alexandria Real Estate Equities, Inc.	28,915
1,390	AvalonBay Communities, Inc.	255,941
710	Boston Properties, Inc.	90,553
2,130	General Growth Properties, Inc.	57,957
420	Kilroy Realty Corp.	26,578
1,410	Kimco Realty Corp.	37,309
4,860	Prologis, Inc.	208,591
590	Simon Property Group, Inc.	114,720
510	SL Green Realty Corp.	57,620
840	Vornado Realty Trust	83,966

		962,150

	Total Financials	18,293,443

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 15.6%
	Biotechnology — 4.5%
3,310	Alexion Pharmaceuticals, Inc. (a)	631,382
3,256	Biogen, Inc. (a)	997,476
1,940	BioMarin Pharmaceutical, Inc. (a)	203,234
9,568	Celgene Corp. (a)	1,145,864
6,700	Gilead Sciences, Inc.	677,973
260	Incyte Corp. (a)	28,197
5,670	Vertex Pharmaceuticals, Inc. (a)	713,456

		4,397,582

	Health Care Equipment & Supplies — 0.4%
6,000	Abbott Laboratories	269,460
8,860	Boston Scientific Corp. (a)	163,378

		432,838

	Health Care Providers & Services — 4.1%
6,860	Aetna, Inc.	741,703
3,070	Humana, Inc.	548,026
4,256	McKesson Corp.	839,411
15,581	UnitedHealth Group, Inc.	1,832,949

		3,962,089

	Life Sciences Tools & Services — 0.6%
3,080	Illumina, Inc. (a)	591,191

	Pharmaceuticals — 6.0%
4,520	Allergan plc (a)	1,412,500
19,330	Bristol-Myers Squibb Co.	1,329,711
15,390	Eli Lilly & Co.	1,296,761
51,700	Pfizer, Inc.	1,668,876
2,020	Valeant Pharmaceuticals International, Inc. (a)	205,333

		5,913,181

	Total Health Care	15,296,881

	Industrials — 9.5%
	Aerospace & Defense — 3.5%
18,810	Honeywell International, Inc.	1,948,152
1,860	L-3 Communications Holdings, Inc.	222,288
680	Northrop Grumman Corp.	128,391
2,200	Raytheon Co.	273,966
8,655	United Technologies Corp.	831,486

		3,404,283

	Airlines — 1.3%
9,090	Delta Air Lines, Inc.	460,772
14,501	United Continental Holdings, Inc. (a)	830,907

		1,291,679

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Building Products — 0.9%
1,960	Allegion plc, (Ireland)	129,203
3,570	Fortune Brands Home & Security, Inc.	198,135
20,920	Masco Corp.	592,036

		919,374

	Construction & Engineering — 0.3%
6,583	Fluor Corp.	310,849

	Electrical Equipment — 0.1%
2,360	Eaton Corp. plc	122,815

	Industrial Conglomerates — 0.9%
27,218	General Electric Co.	847,841

	Machinery — 1.3%
2,670	Ingersoll-Rand plc	147,624
12,363	PACCAR, Inc.	586,006
610	SPX FLOW, Inc. (a)	17,025
5,220	Stanley Black & Decker, Inc.	557,131

		1,307,786

	Road & Rail — 1.2%
520	Canadian Pacific Railway Ltd., (Canada)	66,352
9,780	CSX Corp.	253,791
1,470	Norfolk Southern Corp.	124,347
8,879	Union Pacific Corp.	694,338

		1,138,828

	Total Industrials	9,343,455

	Information Technology — 23.3%
	Electronic Equipment, Instruments & Components — 0.7%
11,030	TE Connectivity Ltd., (Switzerland)	712,648

	Internet Software & Services — 5.1%
1,492	Alphabet, Inc., Class A (a)	1,160,791
2,745	Alphabet, Inc., Class C (a)	2,083,125
16,860	Facebook, Inc., Class A (a)	1,764,568

		5,008,484

	IT Services — 3.7%
14,040	Accenture plc, (Ireland), Class A	1,467,180
7,800	Cognizant Technology Solutions Corp., Class A (a)	468,156
7,290	Fidelity National Information Services, Inc.	441,774
3,450	MasterCard, Inc., Class A	335,892
11,600	Visa, Inc., Class A	899,580

		3,612,582

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 5.3%
14,700	Avago Technologies Ltd., (Singapore)	2,133,705
2,333	KLA-Tencor Corp.	161,794
19,094	Lam Research Corp.	1,516,445
6,100	Marvell Technology Group Ltd., (Bermuda)	53,802
6,246	NXP Semiconductors N.V., (Netherlands) (a)	526,225
13,710	Texas Instruments, Inc.	751,445

		5,143,416

	Software — 4.5%
8,330	Adobe Systems, Inc. (a)	782,520
60,443	Microsoft Corp.	3,353,378
7,830	Oracle Corp.	286,030

		4,421,928

	Technology Hardware, Storage & Peripherals — 4.0%
31,776	Apple, Inc.	3,344,742
17,610	Hewlett Packard Enterprise Co.	267,672
23,500	HP, Inc.	278,240

		3,890,654

	Total Information Technology	22,789,712

	Materials — 2.1%
	Chemicals — 1.2%
4,214	Axiall Corp.	64,896
3,830	Dow Chemical Co. (The)	197,168
7,870	E.I. du Pont de Nemours & Co.	524,142
12,730	Mosaic Co. (The)	351,221

		1,137,427

	Construction Materials — 0.2%
930	Martin Marietta Materials, Inc.	127,019
630	Vulcan Materials Co.	59,831

		186,850

	Containers & Packaging — 0.4%
8,410	Crown Holdings, Inc. (a)	426,387

	Metals & Mining — 0.3%
1,570	Nucor Corp.	63,271
31,870	United States Steel Corp.	254,323

		317,594

	Total Materials	2,068,258

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.3%
8,250	AT&T, Inc.	283,882

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Wireless Telecommunication Services — 0.2%
6,190	T-Mobile US, Inc. (a)	242,153

	Total Telecommunication Services	526,035

	Utilities — 1.6%
	Electric Utilities — 1.4%
1,200	American Electric Power Co., Inc.	69,924
7,390	Edison International	437,562
2,320	NextEra Energy, Inc.	241,025
12,590	PPL Corp.	429,697
4,730	Xcel Energy, Inc.	169,854

		1,348,062

	Multi-Utilities — 0.2%
4,950	CMS Energy Corp.	178,596

	Total Utilities	1,526,658

	Total Common Stocks (Cost $82,955,196)	96,646,248

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.3%
	Investment Company — 1.3%
1,299,096	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $1,299,096)	1,299,096

	Total Investments — 100.0% (Cost $84,254,292)	97,945,344
	Liabilities in Excess of Other Assets — 0.0% (c) (g)	(36,101)

	NET ASSETS — 100.0%	$97,909,243

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	E-mini S&P 500	03/18/16	USD	$101,770	$(1,907)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2015

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$96,646,248
Investments in affiliates, at value	1,299,096

Total investment securities, at value	97,945,344
Cash	6
Deposits at broker for futures contracts	30,000
Receivables:
Investment securities sold	59,574
Portfolio shares sold	35,343
Dividends from non-affiliates	122,150
Dividends from affiliates	141

Total Assets	98,192,558

LIABILITIES:
Payables:
Investment securities purchased	135,110
Portfolio shares redeemed	43,491
Variation margin on futures contracts	960
Accrued liabilities:
Investment advisory fees	46,665
Administration fees	6,992
Distribution fees	2,664
Custodian and accounting fees	15,592
Trustees’ and Chief Compliance Officer’s fees	4
Audit fees	29,707
Other	2,130

Total Liabilities	283,315

Net Assets	$97,909,243

NET ASSETS:
Paid-in-Capital	$81,773,632
Accumulated undistributed net investment income	883,359
Accumulated net realized gains (losses)	1,563,107
Net unrealized appreciation (depreciation)	13,689,145

Total Net Assets	$97,909,243

Net Assets:
Class 1	$86,524,771
Class 2	11,384,472

Total	$97,909,243

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,393,280
Class 2	451,130
Net Asset Value, offering and redemption price per share (a):
Class 1	$25.50
Class 2	25.24

Cost of investments in non-affiliates	$82,955,196
Cost of investments in affiliates	1,299,096

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,803,011
Dividend income from affiliates	1,156

Total investment income	1,804,167

EXPENSES:
Investment advisory fees	570,082
Administration fees	84,916
Distribution fees – Class 2	34,474
Custodian and accounting fees	44,523
Professional fees	46,654
Trustees’ and Chief Compliance Officer’s fees	881
Printing and mailing costs	28,908
Transfer agent fees	2,227
Other	12,728

Total expenses	825,393

Less fees waived	(2,966)
Less expense reimbursements	(15)

Net expenses	822,412

Net investment income (loss)	981,755

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,755,202
Futures	17,779

Net realized gain (loss)	2,772,981

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,898,799)
Futures	(16,354)

Change in net unrealized appreciation/depreciation	(2,915,153)

Net realized/unrealized gains (losses)	(142,172)

Change in net assets resulting from operations	$839,583

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2015

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$981,755	$1,095,813
Net realized gain (loss)	2,772,981	14,384,159
Change in net unrealized appreciation/depreciation	(2,915,153)	(2,881,516)

Change in net assets resulting from operations	839,583	12,598,456

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,009,932)	(789,786)
From net realized gains	(4,081,063)	—
Class 2
From net investment income	(136,973)	(71,224)
From net realized gains	(646,723)	—

Total distributions to shareholders	(5,874,691)	(861,010)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,213,303)	410,395

NET ASSETS:
Change in net assets	(7,248,411)	12,147,841
Beginning of period	105,157,654	93,009,813

End of period	$97,909,243	$105,157,654

Accumulated undistributed net investment income	$883,359	$1,087,238

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$8,978,042	$6,832,590
Distributions reinvested	5,090,995	789,786
Cost of shares redeemed	(14,584,513)	(14,284,392)

Change in net assets resulting from Class 1 capital transactions	$(515,476)	$(6,662,016)

Class 2
Proceeds from shares issued	$4,222,289	$8,675,407
Distributions reinvested	783,696	71,224
Cost of shares redeemed	(6,703,812)	(1,674,220)

Change in net assets resulting from Class 2 capital transactions	$(1,697,827)	$7,072,411

Total change in net assets resulting from capital transactions	$(2,213,303)	$410,395

SHARE TRANSACTIONS:
Class 1
Issued	345,115	267,597
Reinvested	194,091	33,352
Redeemed	(556,536)	(576,526)

Change in Class 1 Shares	(17,330)	(275,577)

Class 2
Issued	163,590	351,295
Reinvested	30,142	3,031
Redeemed	(268,070)	(67,876)

Change in Class 2 Shares	(74,338)	286,450

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Portfolio
Class 1
Year Ended December 31, 2015	$26.75	0.26	(d)	$0.01	$0.27	$(0.30)	$(1.22)	$(1.52)
Year Ended December 31, 2014	23.71	0.31	(e)	2.96	3.27	(0.23)	—	(0.23)
Year Ended December 31, 2013	17.63	0.21	(d)	6.13	6.34	(0.26)	—	(0.26)
Year Ended December 31, 2012	15.22	0.23	(d)	2.43	2.66	(0.25)	—	(0.25)
Year Ended December 31, 2011	15.69	0.18	(d)	(0.46)	(0.28)	(0.19)	—	(0.19)

Class 2
Year Ended December 31, 2015	26.51	0.19	(d)	0.02	0.21	(0.26)	(1.22)	(1.48)
Year Ended December 31, 2014	23.53	0.27	(e)	2.91	3.18	(0.20)	—	(0.20)
Year Ended December 31, 2013	17.54	0.16	(d)	6.08	6.24	(0.25)	—	(0.25)
Year Ended December 31, 2012	15.18	0.22	(d)	2.39	2.61	(0.25)	—	(0.25)
Year Ended December 31, 2011	15.65	0.14	(d)	(0.46)	(0.32)	(0.15)	—	(0.15)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.25 and $0.20 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.88% and 0.72% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.50	0.86%	$86,524,771	0.76%	0.98%		0.76%	63%
26.75	13.90	91,227,570	0.78	1.16	(e)	0.80	78
23.71	36.29	87,386,499	0.79	1.02		0.80	80
17.63	17.58	75,900,979	0.79	1.40		0.81	71
15.22	(1.87)	77,847,972	0.79	1.15		0.79	70

25.24	0.63	11,384,472	1.01	0.73		1.01	63
26.51	13.61	13,930,084	1.03	1.01	(e)	1.04	78
23.53	35.90	5,623,314	1.02	0.77		1.04	80
17.54	17.28	1,242,672	1.01	1.27		1.05	71
15.18	(2.09)	76,432	1.04	0.94		1.05	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2015

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$97,945,344	$—	$—	$97,945,344

Depreciation in Other Financial Instruments
Futures Contracts	$(1,907)	$—	$—	$(1,907)

(a)	All Portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended December 31, 2015.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2015:

Futures Contracts:
Average Notional Balance Long	$402,235
Ending Notional Balance Long	101,770

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$—	$(38,729)	$38,729

The reclassifications for the Portfolio relates primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2015, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

16	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2015

The expense limitation agreement was in effect for the year ended December 31, 2015 and is in place until at least April 30, 2016.

For the year ended December 31, 2015, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Reimbursements
$15

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2015 was $2,966.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2015, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2015, the Portfolio incurred $18 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$63,753,718	$69,623,988

During the year ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$86,090,390	$16,071,235	$4,216,281	$11,854,954

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,146,905	$4,727,786	$5,874,691

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$861,010	$861,010

As of December 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$886,869	$3,397,426	$11,854,954

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of December 31, 2015, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2015, the Portfolio has three shareholders who collectively own shares representing 65.4% of the Portfolio’s net assets. Investment activities of these shareholders could have a material impact on the Portfolio.

18	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust U.S. Equity Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 16, 2016

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	148	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	148	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	148	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	148	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

20	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2015

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	148	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (148 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	21

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

22	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$989.50	$3.86	0.77%
Hypothetical	1,000.00	1,021.32	3.92	0.77
Class 2
Actual	1,000.00	988.30	5.11	1.02
Hypothetical	1,000.00	1,020.06	5.19	1.02

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Portfolio over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

24	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2015

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM earns fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”)

which allows the Portfolio’s shareholders to share potential economies of scale from the Portfolio’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Portfolio over time, noting the Adviser’s substantial investments in its business in support of the Portfolio, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance was in the first quintile for Class 1 shares for each of the one-, three-, and five-year periods ended December 31, 2014. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

26	J.P. MORGAN INSURANCE TRUST	DECEMBER 31, 2015

TAX LETTER

(Unaudited)

Dividends Received Deductions (DRD)

The Portfolio had 100.00%, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2015.

Long Term Capital Gain

The portfolio distributed $4,727,786, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2015.

DECEMBER 31, 2015	J.P. MORGAN INSURANCE TRUST	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	AN-JPMITUSEP-1215

Annual Report

JPMorgan Insurance Trust

December 31, 2015

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

Over the past year, key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies were essentially cemented in place. While the U.S. economy improved sufficiently by the end of the year to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates, slowing economic growth in China, an anemic recovery in Europe and weak commodities prices drove volatility in financial markets.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

U.S. equity and bond markets posted small positive returns for 2015, even as the broader U.S. economy continued to gain strength amid low interest rates, low inflation and low energy prices. Unemployment fell steadily during the year to 5.0% in October — the lowest level since April 2008 — and remained there for the remainder of the year. U.S. wage growth, which had averaged 2% for most of the post financial crisis recovery, rose by 2.5% year-over-year in both October and December. The improving economy, along with cheap gasoline and easy credit, helped the U.S. auto industry to sell a record 17.5 million vehicles in 2015.

Throughout the year, the Fed signaled its intent to raise interest rates for the first time since the 2008 financial crisis. However, U.S. gross domestic product (GDP) fluctuated from 0.6% in the first quarter of 2015 to 3.9% in the second quarter, 2.0% in the third quarter and an estimated 0.7% for the fourth quarter. By the second half of the year, it became clear that slow or negative growth in developed and emerging markets provided a significant drag on the U.S. economy. Already weak global demand and a stronger U.S. dollar combined to curb U.S. export growth.

Meanwhile, demand for petroleum and most other commodities decreased. Prices for energy, metals, food, and precious metals fell to lows not seen since the 1990s. While a global oversupply of oil and natural gas has hurt global energy prices, slowing demand from China put pressure on prices for a range of other raw materials. The consequences of China’s shrinking appetite for commodities are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October as the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks, particularly those of large cap technology companies, while a large number of stocks underperformed and the median stock was flat for the year. Notably, mergers and acquisitions activity reached a record estimated total value of $4.7 billion in 2015. Also, the S&P 500 reached an all-time high on May 21st, and ended the year just 4.08% below that mark, with December marking the 82nd consecutive month of the bull market for U.S. equities. For the year ended December 31, 2015, the S&P 500 returned 1.38%.

Investors endured a sharp increase in financial market volatility in the second half of 2015. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fed market gyrations. The Fed removed a key uncertainty in December when it lifted interest rates for the first time in ten years. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

Reporting Period Return:
Portfolio (Class 2 Shares)*	(0.50)%
MSCI World Index (net of foreign withholding taxes)	(0.87)%
Income Builder Composite Benchmark	(0.07)%

Net Assets as of 12/31/2015	$30,090,571

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

U.S. equities financial markets provided a small but positive return for the year 2015. After reaching consecutive record highs in the first half of the year, peaking on May 24th, stock prices in the U.S. came under pressure from global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and lackluster corporate earnings.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24th. While equity markets rebounded in October, emerging market equities remained under pressure for the remainder of the year as commodities prices generally declined.

Notably, the market rally in U.S. equities extended to 82 months in December, far longer than the 59 month historical average for U.S. bull markets. Outside the U.S., developed market equities generally ended 2015 with negative returns and emerging market equities were sharply lower.

While high-yield debt, also called “junk bonds”, rebounded to outperform investment grade debt securities in the first half of 2015, investors sought to reduce risk in the second half of the year and high yield bonds generally ended the twelve month reporting period with negative returns. In the final months of 2015, expectations of a December interest rate increase by the

U.S. Federal Reserve drove yields higher on two-year and ten-year Treasury bonds. Investment grade U.S. corporate bonds generally ended the reporting period with a small positive return.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and underperformed the Income Builder Composite Benchmark (the “Composite”), which is made up of 60% Benchmark and 40% Barclays Aggregate Index, for the twelve months ended December 31, 2015. The Portfolio’s allocation to fixed income securities, including non-agency mortgages, helped performance relative to the Benchmark as volatility in the second half of the year hurt global equities prices.

Relative to the Composite, the Portfolio’s allocation to higher dividend yielding global equities detracted from performance as the asset class underperformed the broader market. The Portfolio’s allocation to high yield bonds also detracted from performance relative to the Composite.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s managers positioned the Portfolio to tactically pursue income and implemented a preference for developed market securities over those of emerging markets. In the second half of 2015, the managers reduced their exposure to equities and increased their allocation to high yield bonds as they believed continued growth in the U.S. economy and low expectation of defaults would support the high yield debt sector.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	5.6%
2.	JPMorgan Equity Income Fund, Class R6 Shares	5.0
3.	International Lease Finance Corp., 8.250%, 12/15/20	1.0
4.	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 2.672%, 03/25/33	0.9
5.	Royal Bank of Scotland Group plc, (United Kingdom), 6.125%, 12/15/22	0.7
6.	CIT Group, Inc., 5.375%, 05/15/20	0.7
7.	Goldman Sachs Group, Inc. (The), Series M, VAR, 5.375%, 05/10/20	0.7
8.	T-Mobile USA, Inc., 6.375%, 03/01/25	0.7
9.	Morgan Stanley, Series H, VAR, 5.450%, 07/15/19	0.7
10.	U.S. Treasury Notes, 0.375%, 01/31/16	0.6

PORTFOLIO COMPOSITION***
Corporate Bonds	36.0%
Common Stocks	31.1
Investment Companies	10.6
Preferred Securities	7.4
Asset-Backed Securities	5.4
Collateralized Mortgage Obligations	3.6
Others (each less than 1.0%)	1.0
Short-Term Investment	4.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Portfolio’s composition is subject to change.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	(0.31)%	(0.45)%
CLASS 2 SHARES	December 9, 2014	(0.50)	(0.64)

LIFE OF PORTFOLIO PERFORMANCE (12/09/14 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to December 31, 2015. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices, other than the Lipper Variable Underlying Funds Flexible Funds Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index

(net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 5.3%
	United States — 5.3%
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
87,309	Series 2003-10, Class M1, VAR, 1.472%, 12/25/33	81,231
113,042	Series 2003-10, Class M2, VAR, 2.972%, 12/25/33	108,986
41,446	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.610%, 03/25/27	41,875
51,823	Countrywide Asset-Backed Certificates, Series 2004-2, Class M1, VAR, 1.172%, 05/25/34	49,220
78,834	Credit-Based Asset Servicing and Securitization LLC, Series 2001-CB3, Class M2, VAR, 6.863%, 01/25/39	78,845
109,069	CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-5, Class M3, VAR, 2.147%, 07/25/34	98,384
83,538	First Franklin Mortgage Loan Trust, Series 2004-FF7, Class M1, VAR, 1.292%, 09/25/34	76,317
100,654	Fremont Home Loan Trust, Series 2003-A, Class M1, VAR, 1.397%, 08/25/33	93,099
30,323	GSAMP Trust, Series 2003-SEA, Class A1, VAR, 0.822%, 02/25/33	28,334
100,000	Home Equity Asset Trust, Series 2005-7, Class M1, VAR, 0.872%, 01/25/36	92,601
109,195	MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class M1, VAR, 1.322%, 09/25/34	102,984
	Morgan Stanley ABS Capital I, Inc. Trust,
50,614	Series 2003-NC10, Class M1, VAR, 1.442%, 10/25/33	47,738
275,153	Series 2003-SD1, Class M1, VAR, 2.672%, 03/25/33	256,039
112,321	Series 2004-HE3, Class M1, VAR, 1.277%, 03/25/34	106,333
134,564	Series 2004-NC7, Class M2, VAR, 1.352%, 07/25/34	129,503
33,733	NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C, VAR, 1.281%, 12/25/33	31,690
134,105	Renaissance Home Equity Loan Trust, Series 2003-2, Class A, VAR, 1.302%, 08/25/33	125,420
58,474	Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1, VAR, 1.397%, 10/25/33	56,480

	Total Asset-Backed Securities (Cost $1,604,436)	1,605,079

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — 3.5%
	Non-Agency CMO — 3.5%
	United States — 3.5%
59,665	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, VAR, 2.654%, 06/25/45	58,455
26,877	Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5, 5.500%, 11/25/33	28,365
31,866	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, VAR, 2.650%, 02/25/35	31,480
68,332	CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	69,169
43,772	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, VAR, 2.609%, 02/25/35	43,341
71,465	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, VAR, 0.862%, 05/25/35	65,427
	Impac CMB Trust
121,439	Series 2004-6, Class 1A2, VAR, 1.202%, 10/25/34	113,822
165,463	Series 2004-7, Class 1A2, VAR, 1.342%, 11/25/34	154,207
18,218	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.500%, 01/25/36	16,379
34,658	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, VAR, 5.587%, 01/25/37	34,308
32,789	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, VAR, 2.676%, 07/25/34	31,335
40,774	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	40,819
61,501	RFMSI Trust, Series 2003-S20, Class 2A1, 4.750%, 12/25/18	62,169
	Wells Fargo Mortgage-Backed Securities Trust
115,556	Series 2004-W, Class A1, VAR, 2.754%, 11/25/34	115,592
26,577	Series 2005-16, Class A8, 5.750%, 01/25/36	28,121
91,021	Series 2006-AR2, Class 2A3, VAR, 2.763%, 03/25/36	89,638
67,545	Series 2006-AR3, Class A3, VAR, 2.668%, 03/25/36	66,253

	Total Collateralized Mortgage Obligations (Cost $1,033,246)	1,048,880

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 30.6%
	Australia — 0.9%
3,283	Dexus Property Group	17,807
4,057	Goodman Group	18,384
16,950	Mirvac Group	24,265
10,758	Scentre Group	32,631
5,265	Suncorp Group Ltd.	46,227
6,595	Transurban Group	49,990
11,765	Westfield Corp.	80,942

		270,246

	Belgium — 0.2%
534	Ageas	24,785
371	KBC Groep N.V.	23,197
639	Proximus SADP	20,794

		68,776

	Canada — 0.2%
1,494	Allied Properties Real Estate Investment Trust	34,087
423	Canadian Real Estate Investment Trust	12,858
1,230	RioCan Real Estate Investment Trust	21,058

		68,003

	Denmark — 0.4%
2,966	Danske Bank A/S	79,584
237	Pandora A/S	29,882

		109,466

	Finland — 0.9%
665	Elisa OYJ	25,021
689	Neste OYJ	20,564
4,191	Nokia OYJ	29,649
597	Nokian Renkaat OYJ	21,314
636	Orion OYJ, Class B	22,004
650	Sampo OYJ, Class A	33,008
2,547	Stora Enso OYJ, Class R	23,030
5,239	UPM-Kymmene OYJ	97,264

		271,854

	France — 2.5%
4,556	AXA S.A.	124,486
764	BNP Paribas S.A.	43,225
689	Bouygues S.A.	27,319
2,294	Credit Agricole S.A.	27,033
837	Eutelsat Communications S.A.	25,060
95	Gecina S.A.	11,549
1,292	Klepierre	57,429
717	Lagardere S.C.A.	21,396
3,590	Natixis S.A.	20,309
1,891	Orange S.A.	31,629

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
671	Sanofi	57,184
650	SCOR SE	24,322
776	Societe Generale S.A.	35,760
1,152	Suez Environnement Co.	21,546
671	Unibail-Rodamco SE	170,388
1,144	Veolia Environnement S.A.	27,142
1,540	Vivendi S.A.	33,075

		758,852

	Germany — 1.6%
319	Allianz SE	56,233
1,495	alstria office REIT-AG (a)	19,916
221	Axel Springer SE	12,290
490	Bayer AG	61,196
1,566	Daimler AG	130,845
4,626	Deutsche Telekom AG	83,086
139	Hannover Rueck SE	15,872
185	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	36,859
452	ProSiebenSat.1 Media SE	22,804
1,310	Telefonica Deutschland Holding AG	6,910
973	TUI AG	17,373
533	Vonovia SE	16,466

		479,850

	Hong Kong — 0.1%
3,000	Hongkong Land Holdings Ltd.	20,948
2,500	Link REIT	14,905
5,000	New World Development Co., Ltd.	4,910

		40,763

	Ireland — 0.2%
700	Accenture plc, Class A	73,150

	Italy — 0.7%
1,449	Assicurazioni Generali S.p.A.	26,468
2,341	Atlantia S.p.A.	61,939
23,646	Intesa Sanpaolo S.p.A.	78,528
5,346	Snam S.p.A.	27,901
5,009	Terna Rete Elettrica Nazionale S.p.A.	25,761

		220,597

	Japan — 1.6%
8	GLP J-REIT	7,742
1,500	Japan Airlines Co., Ltd.	53,689
5	Japan Logistics Fund, Inc.	9,703
4	Japan Real Estate Investment Corp.	19,411
4	Japan Retail Fund Investment Corp.	7,695
2,600	Japan Tobacco, Inc.	95,456

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
12,900	Mitsubishi UFJ Financial Group, Inc.	79,906
10	Nippon Prologis REIT, Inc.	18,089
2,700	Nippon Telegraph & Telephone Corp.	107,455
8	Orix JREIT, Inc.	10,369
1,000	Seven & i Holdings Co., Ltd.	45,785
600	Toyota Motor Corp.	36,947

		492,247

	Luxembourg — 0.1%
253	RTL Group S.A.	21,069

	Netherlands — 0.9%
161	Eurocommercial Properties N.V., CVA	6,955
6,172	ING Groep N.V., CVA	83,507
2,487	NN Group N.V.	87,749
2,803	Royal Dutch Shell plc, Class B	63,883
411	Vastned Retail N.V.	18,882
124	Wereldhave N.V.	6,956

		267,932

	Norway — 0.5%
4,487	DNB ASA	55,285
1,470	Gjensidige Forsikring ASA	23,528
3,140	Orkla ASA	24,771
1,597	Telenor ASA	26,620
409	Yara International ASA	17,590

		147,794

	Portugal — 0.2%
7,451	EDP — Energias de Portugal S.A.	26,848
1,993	Galp Energia SGPS S.A.	23,256

		50,104

	Russia — 0.1%
1,931	MMC Norilsk Nickel PJSC, ADR	24,473

	Singapore — 0.1%
3,200	Ascendas Real Estate Investment Trust	5,129
3,200	CapitaLand Commercial Trust	3,036
8,000	Mapletree Logistics Trust	5,574

		13,739

	Spain — 0.8%
770	ACS Actividades de Construccion y Servicios S.A.	22,528
858	Enagas S.A.	24,202
1,207	Endesa S.A.	24,248
787	Ferrovial S.A.	17,797
1,075	Gas Natural SDG S.A.	21,922
5,447	Iberdrola S.A.	38,614

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — continued
9,155	Mapfre S.A.	22,917
310	Red Electrica Corp. S.A.	25,894
3,518	Telefonica S.A.	39,028

		237,150

	Sweden — 0.6%
1,183	Electrolux AB, Series B	28,543
540	ICA Gruppen AB	19,611
2,995	Nordea Bank AB	32,860
2,493	Skandinaviska Enskilda Banken AB, Class A	26,217
2,362	Svenska Handelsbanken AB, Class A	31,371
1,401	Swedbank AB, Class A	30,855

		169,457

	Switzerland — 1.4%
101	Baloise Holding AG	12,801
12	Banque Cantonale Vaudoise	7,613
94	Cembra Money Bank AG (a)	6,044
163	Kuehne + Nagel International AG	22,331
752	Nestle S.A.	55,825
475	Novartis AG	40,859
481	Roche Holding AG	133,289
74	Swiss Prime Site AG (a)	5,779
745	Swiss Re AG	72,761
2,479	UBS Group AG	48,091

		405,393

	Taiwan — 0.1%
17,382	Siliconware Precision Industries Co., Ltd.	27,449

	United Kingdom — 6.5%
1,007	Admiral Group plc	24,607
1,720	AstraZeneca plc	116,181
10,863	Aviva plc	82,455
13,804	BAE Systems plc	101,632
11,856	Barclays plc	38,162
2,592	Barratt Developments plc	23,884
10,922	BP plc	56,758
1,089	British American Tobacco plc	60,476
6,959	British Land Co. plc (The)	80,522
4,356	BT Group plc	30,246
11,963	Centrica plc	38,413
15,252	Direct Line Insurance Group plc	91,422
796	easyJet plc	20,415
8,226	GlaxoSmithKline plc	166,131
6,146	Hammerson plc	54,333
10,724	HSBC Holdings plc	84,658
820	Imperial Tobacco Group plc	43,310

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
1,589	Inmarsat plc	26,639
4,379	Intu Properties plc	20,458
6,941	ITV plc	28,259
8,078	Legal & General Group plc	31,875
94,406	Lloyds Banking Group plc	101,580
3,140	Marks & Spencer Group plc	20,907
3,116	National Grid plc	42,975
252	Next plc	27,057
3,428	Persimmon plc (a)	102,269
1,384	Petrofac Ltd.	16,234
1,064	Rio Tinto plc	30,979
3,516	Royal Mail plc	23,029
4,748	Safestore Holdings plc	24,962
5,911	Segro plc	37,408
767	Severn Trent plc	24,518
1,794	Sky plc	29,409
3,976	Standard Life plc	22,769
2,369	Tate & Lyle plc	20,867
9,527	Taylor Wimpey plc	28,480
1,652	Unilever plc	70,858
1,835	United Utilities Group plc	25,267
29,874	Vodafone Group plc	96,874

		1,967,278

	United States — 10.0%
2,082	Altria Group, Inc.	121,193
1,072	Apartment Investment & Management Co., Class A	42,912
632	Apple, Inc.	66,524
1,873	AT&T, Inc.	64,450
496	AvalonBay Communities, Inc.	91,329
547	Boston Properties, Inc.	69,764
805	Brandywine Realty Trust	10,996
1,107	Bristol-Myers Squibb Co.	76,151
262	Camden Property Trust	20,111
968	CME Group, Inc.	87,701
2,026	DiamondRock Hospitality Co.	19,551
529	Douglas Emmett, Inc.	16,494
851	Duke Realty Corp.	17,888
939	E.I. du Pont de Nemours & Co.	62,537
100	EI du Pont de Nemours & Co.	6,660
1,415	Equity One, Inc.	38,417
410	Extra Space Storage, Inc.	36,166
2,510	General Growth Properties, Inc.	68,297
2,845	General Motors Co.	96,759
2,357	HCP, Inc.	90,132

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
685	Highwoods Properties, Inc.	29,866
1,080	Home Depot, Inc. (The)	142,830
286	Kilroy Realty Corp.	18,098
2,958	Kimco Realty Corp.	78,269
1,047	KLA-Tencor Corp.	72,610
2,391	LaSalle Hotel Properties	60,158
1,369	Liberty Property Trust	42,507
629	Macerich Co. (The)	50,754
3,121	Microsoft Corp.	173,153
98	Mid-America Apartment Communities, Inc.	8,899
2,403	Morgan Stanley	76,439
189	National Health Investors, Inc.	11,504
605	National Retail Properties, Inc.	24,230
682	NextEra Energy, Inc.	70,853
2,162	Occidental Petroleum Corp.	146,173
577	Omega Healthcare Investors, Inc.	20,184
653	Parkway Properties, Inc.	10,206
510	Pebblebrook Hotel Trust	14,290
3,130	Pfizer, Inc.	101,036
465	Philip Morris International, Inc.	40,878
841	PPL Corp.	28,703
2,988	Prologis, Inc.	128,245
235	Public Storage	58,210
778	Regency Centers Corp.	52,997
440	Simon Property Group, Inc.	85,554
354	SL Green Realty Corp.	39,995
4,426	Spirit Realty Capital, Inc.	44,349
629	United Technologies Corp.	60,428
343	UnitedHealth Group, Inc.	40,351
171	Vornado Realty Trust	17,093
2,349	Wells Fargo & Co.	127,692
553	Welltower, Inc.	37,621

		3,018,207

	Total Common Stocks (Cost $9,218,036)	9,203,849

PRINCIPAL AMOUNT($)
Corporate Bonds — 35.4%
	Australia — 0.0% (g)
10,000	BHP Billiton Finance USA Ltd., 5.000%, 09/30/43	8,988

	Bermuda — 0.4%
	Aircastle Ltd.,
47,000	5.125%, 03/15/21	48,293
65,000	6.750%, 04/15/17	67,803

		116,096

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Canada — 0.1%
2,000	Encana Corp., 5.150%, 11/15/41	1,338
45,000	Precision Drilling Corp., 6.625%, 11/15/20	35,100

		36,438

	Finland — 0.2%
47,000	Nokia OYJ, 6.625%, 05/15/39	48,087

	France — 0.0% (g)
9,000	Orange S.A., 5.500%, 02/06/44	9,555

	Liberia — 0.2%
48,000	Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	49,200

	Luxembourg — 0.9%
	Actavis Funding SCS,
25,000	4.750%, 03/15/45	24,376
16,000	4.850%, 06/15/44	15,831
	ArcelorMittal,
145,000	7.250%, 02/25/22	116,725
50,000	10.850%, 06/01/19	46,875
84,000	Intelsat Jackson Holdings S.A., 7.250%, 10/15/20	73,500

		277,307

	Netherlands — 0.0% (g)
12,000	LYB International Finance B.V., 4.875%, 03/15/44	10,958

	Singapore — 0.2%
	Flextronics International Ltd.,
27,000	4.625%, 02/15/20	27,911
13,000	5.000%, 02/15/23	13,179

		41,090

	United Kingdom — 0.7%
194,000	Royal Bank of Scotland Group plc, 6.125%, 12/15/22	211,208

	United States — 32.7%
	21st Century Fox America, Inc.,
10,000	4.750%, 09/15/44	9,619
25,000	4.950%, 10/15/45 (e)	24,620
36,000	AbbVie, Inc., 4.700%, 05/14/45	35,189
97,000	ACCO Brands Corp., 6.750%, 04/30/20	99,910
93,000	ADT Corp. (The), 4.125%, 06/15/23	86,955
	AECOM,
48,000	5.750%, 10/15/22	49,440
48,000	5.875%, 10/15/24	48,960
145,000	AES Corp., 7.375%, 07/01/21	147,900

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	Alcoa, Inc.,
93,000	5.125%, 10/01/24	84,630
48,000	5.400%, 04/15/21	46,680
65,000	5.900%, 02/01/27	59,637
48,000	5.950%, 02/01/37	38,640
80,000	Allstate Corp. (The), VAR, 5.750%, 08/15/53	82,240
	Ally Financial, Inc.,
77,000	3.250%, 02/13/18	76,615
147,000	4.125%, 03/30/20	146,265
48,000	8.000%, 11/01/31	55,440
40,000	Altria Group, Inc., 5.375%, 01/31/44	43,026
8,000	Amazon.com, Inc., 4.950%, 12/05/44	8,519
93,000	AMC Networks, Inc., 4.750%, 12/15/22	93,000
75,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	78,562
22,000	American International Group, Inc., 4.800%, 07/10/45	21,271
196,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	189,630
20,000	Amgen, Inc., 4.400%, 05/01/45	18,530
23,000	Anadarko Petroleum Corp., 4.500%, 07/15/44	17,608
48,000	Anixter, Inc., 5.125%, 10/01/21	48,000
10,000	Anthem, Inc., 5.100%, 01/15/44	10,039
48,000	Ashland, Inc., 4.750%, 08/15/22	46,680
	AT&T, Inc.,
10,000	4.350%, 06/15/45	8,555
29,000	4.750%, 05/15/46	26,552
68,000	Ball Corp., 4.000%, 11/15/23	64,855
13,000	Baxalta, Inc., 5.250%, 06/23/45 (e)	13,044
3,000	Becton, Dickinson and Co., 4.685%, 12/15/44	3,027
10,000	Biogen, Inc., 5.200%, 09/15/45	10,004
25,000	Burlington Northern Santa Fe LLC, 4.700%, 09/01/45	24,946
156,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.625%, 01/31/22	164,385
39,000	CCO Safari II LLC, 6.484%, 10/23/45 (e)	39,064
68,000	Celanese US Holdings LLC, 4.625%, 11/15/22	66,980
15,000	Celgene Corp., 5.000%, 08/15/45	15,058
138,000	CenturyLink, Inc., Series T, 5.800%, 03/15/22	126,477
	CF Industries, Inc.,
2,000	4.950%, 06/01/43	1,701
9,000	5.375%, 03/15/44	7,827

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
103,000	Chesapeake Energy Corp., 8.000%, 12/15/22 (e)	50,470
48,000	Choice Hotels International, Inc., 5.750%, 07/01/22	51,360
	CHS/Community Health Systems, Inc.,
43,000	5.125%, 08/15/18	43,215
49,000	5.125%, 08/01/21	48,755
94,000	Cinemark USA, Inc., 5.125%, 12/15/22	93,295
194,000	CIT Group, Inc., 5.375%, 05/15/20	203,215
48,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22	46,800
44,000	Clearwater Paper Corp., 4.500%, 02/01/23	41,360
93,000	CNO Financial Group, Inc., 5.250%, 05/30/25	94,627
44,000	Commercial Metals Co., 4.875%, 05/15/23	36,520
84,000	Concho Resources, Inc., 5.500%, 04/01/23	77,700
	Constellation Brands, Inc.,
50,000	4.250%, 05/01/23	50,000
111,000	6.000%, 05/01/22	122,100
145,000	Covanta Holding Corp., 6.375%, 10/01/22	144,275
68,000	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	66,470
70,000	Crown Castle International Corp., 5.250%, 01/15/23	73,588
89,000	CSC Holdings LLC, 6.750%, 11/15/21	87,442
48,000	CST Brands, Inc., 5.000%, 05/01/23	47,520
22,000	CVS Health Corp., 5.125%, 07/20/45	23,175
43,000	D.R. Horton, Inc., 4.375%, 09/15/22	42,731
16,000	Devon Energy Corp., 5.000%, 06/15/45	12,126
7,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.150%, 03/15/42	6,526
138,000	DISH DBS Corp., 6.750%, 06/01/21	139,035
3,000	Dominion Gas Holdings LLC, 4.600%, 12/15/44	2,792
5,000	Dominion Resources, Inc., 4.700%, 12/01/44	4,871
49,000	DuPont Fabros Technology LP, 5.875%, 09/15/21	50,960
44,000	E*TRADE Financial Corp., 5.375%, 11/15/22	46,090
185,000	Energy Transfer Equity LP, 5.875%, 01/15/24	150,775
	Energy Transfer Partners LP,
5,000	5.150%, 02/01/43	3,574
8,000	6.125%, 12/15/45	6,509
23,000	Enterprise Products Operating LLC, 4.900%, 05/15/46	18,795
78,000	Equinix, Inc., 4.875%, 04/01/20	81,081
6,000	Exelon Corp., 5.100%, 06/15/45 (e)	6,044

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
15,000	Express Scripts Holding Co., 6.125%, 11/15/41	17,046
5,000	FedEx Corp., 4.750%, 11/15/45	4,954
93,000	Felcor Lodging LP, 5.625%, 03/01/23	94,395
34,000	Ford Motor Co., 4.750%, 01/15/43	32,049
138,000	Frontier Communications Corp., 8.500%, 04/15/20	138,345
41,000	FTI Consulting, Inc., 6.000%, 11/15/22	42,948
	General Motors Co.,
89,000	3.500%, 10/02/18	89,894
97,000	4.875%, 10/02/23	99,198
29,000	6.250%, 10/02/43	30,639
20,000	Gilead Sciences, Inc., 4.750%, 03/01/46	20,241
75,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	73,125
77,000	Goodyear Tire & Rubber Co. (The), 7.000%, 05/15/22	82,486
20,000	Halliburton Co., 5.000%, 11/15/45	19,771
3,000	Harris Corp., 5.054%, 04/27/45	2,938
	HCA, Inc.,
35,000	4.250%, 10/15/19	35,700
45,000	4.750%, 05/01/23	44,550
65,000	5.875%, 03/15/22	68,575
44,000	6.500%, 02/15/20	47,938
49,000	Hertz Corp. (The), 6.750%, 04/15/19	50,054
93,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 08/01/20	93,781
97,000	IHS, Inc., 5.000%, 11/01/22	98,213
9,000	Intel Corp., 4.900%, 07/29/45	9,513
242,000	International Lease Finance Corp., 8.250%, 12/15/20	286,165
47,000	Iron Mountain, Inc., 5.750%, 08/15/24	45,355
55,000	Jarden Corp., 7.500%, 05/01/17	56,238
13,000	Kinder Morgan, Inc., 5.050%, 02/15/46	9,641
5,000	Kohl’s Corp., 5.550%, 07/17/45	4,653
39,000	Kraft Heinz Foods Co., 5.200%, 07/15/45 (e)	40,751
10,000	Kroger Co. (The), 5.150%, 08/01/43	10,476
174,000	L Brands, Inc., 5.625%, 10/15/23	184,440
97,000	Lamar Media Corp., 5.875%, 02/01/22	101,850
47,000	Lennar Corp., Series B, 12.250%, 06/01/17	53,286
138,000	Level 3 Financing, Inc., 7.000%, 06/01/20	144,210
68,000	LifePoint Health, Inc., 5.500%, 12/01/21	69,190
10,000	Lockheed Martin Corp., 4.700%, 05/15/46	10,244
48,000	Masco Corp., 4.450%, 04/01/25	47,040
15,000	McDonald’s Corp., 4.875%, 12/09/45	15,091
11,000	McKesson Corp., 4.883%, 03/15/44	10,995

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	United States — continued
48,000	Meritage Homes Corp., 7.000%, 04/01/22	50,280
48,000	MGM Resorts International, 6.750%, 10/01/20	49,320
47,000	Micron Technology, Inc., 5.875%, 02/15/22	45,708
30,000	Microsoft Corp., 4.750%, 11/03/55	31,074
138,000	MPLX LP, 5.500%, 02/15/23 (e)	120,750
93,000	Navient Corp., 4.625%, 09/25/17	91,605
44,000	NCR Corp., 5.000%, 07/15/22	42,680
185,000	Newfield Exploration Co., 5.625%, 07/01/24	157,713
97,000	Nielsen Finance LLC/Nielsen Finance Co., 4.500%, 10/01/20	98,455
	Noble Energy, Inc.,
5,000	5.050%, 11/15/44	4,037
5,000	5.250%, 11/15/43	4,034
	NRG Energy, Inc.,
56,000	6.625%, 03/15/23	48,580
80,000	8.250%, 09/01/20	77,600
2,000	Nucor Corp., 5.200%, 08/01/43	1,815
8,000	ONEOK Partners LP, 6.200%, 09/15/43	6,100
25,000	Oracle Corp., 4.375%, 05/15/55	22,871
45,000	Oshkosh Corp., 5.375%, 03/01/22	45,000
35,000	Pfizer, Inc., 5.800%, 08/12/23	40,929
16,000	Phillips 66, 4.875%, 11/15/44	14,275
	Plains All American Pipeline LP/PAA Finance Corp.,
3,000	4.700%, 06/15/44	2,088
3,000	4.900%, 02/15/45	2,158
48,000	PolyOne Corp., 5.250%, 03/15/23	46,800
80,000	Prudential Financial, Inc., VAR, 5.625%, 06/15/43	81,800
68,000	PVH Corp., 4.500%, 12/15/22	66,470
109,000	QEP Resources, Inc., 6.875%, 03/01/21	89,380
31,000	QUALCOMM, Inc., 4.800%, 05/20/45	27,544
87,000	Range Resources Corp., 5.000%, 03/15/23	64,815
147,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 03/01/22	138,556
41,000	Reynolds American, Inc., 5.850%, 08/15/45	45,581
66,000	Sally Holdings LLC/Sally Capital, Inc., 5.750%, 06/01/22	68,310
93,000	Service Corp. International, 5.375%, 05/15/24	95,790
40,000	SESI LLC, 7.125%, 12/15/21	35,600
	Southern Power Co.,
2,000	5.150%, 09/15/41	1,851
2,000	5.250%, 07/15/43	1,908

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
100,000	Sprint Communications, Inc., 6.000%, 11/15/22	70,500
	Steel Dynamics, Inc.,
68,000	5.250%, 04/15/23	62,050
48,000	6.375%, 08/15/22	46,080
	Sunoco Logistics Partners Operations LP,
12,000	5.300%, 04/01/44	8,931
10,000	5.350%, 05/15/45	7,426
44,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 05/01/23	35,640
93,000	TEGNA, Inc., 5.125%, 07/15/20	96,488
56,000	Teleflex, Inc., 5.250%, 06/15/24	55,720
	Tenet Healthcare Corp.,
98,000	4.500%, 04/01/21	95,550
72,000	6.000%, 10/01/20	75,780
34,000	Time Warner, Inc., 4.850%, 07/15/45	32,376
194,000	T-Mobile USA, Inc., 6.375%, 03/01/25	195,940
93,000	Toll Brothers Finance Corp., 5.875%, 02/15/22	97,650
	TransDigm, Inc.,
14,000	6.000%, 07/15/22	13,685
12,000	6.500%, 07/15/24	11,934
93,000	United Rentals North America, Inc., 6.125%, 06/15/23	95,093
48,000	VeriSign, Inc., 4.625%, 05/01/23	46,476
	Verizon Communications, Inc.,
10,000	4.522%, 09/15/48	8,943
39,000	4.862%, 08/21/46	36,922
2,000	Viacom, Inc., 4.375%, 03/15/43	1,465
50,000	Voya Financial, Inc., VAR, 5.650%, 05/15/53	49,250
98,000	Vulcan Materials Co., 7.500%, 06/15/21	114,170
26,000	Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	23,519
8,000	Williams Partners LP, 5.100%, 09/15/45	5,265
187,000	Williams Partners LP/ACMP Finance Corp., 6.125%, 07/15/22	176,896
50,000	Windstream Services LLC, 7.750%, 10/01/21	39,344
63,000	WPX Energy, Inc., 6.000%, 01/15/22	44,100
75,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.375%, 03/15/22	71,267

		9,839,791

	Total Corporate Bonds (Cost $11,087,255)	10,648,718

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 10.4%
213,418	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (b)	1,641,186
109,166	JPMorgan Equity Income Fund, Class R6 Shares (b)	1,481,376

	Total Investment Companies (Cost $3,308,371)	3,122,562

PRINCIPAL AMOUNT($)
Preferred Securities — 7.3% (x)
	United States — 7.3%
30,000	American Express Co., Series C, VAR, 4.900%, 03/15/20	28,500
	Bank of America Corp.,
115,000	Series AA, VAR, 6.100%, 03/17/25	116,581
70,000	Series V, VAR, 5.125%, 06/17/19	66,675
60,000	Series Z, VAR, 6.500%, 10/23/24	63,225
	Bank of New York Mellon Corp. (The),
65,000	Series D, VAR, 4.500%, 06/20/23	59,475
50,000	Series E, VAR, 4.950%, 06/20/20	49,000
	Citigroup, Inc.,
190,000	Series M, VAR, 6.300%, 05/15/24	185,250
35,000	Series O, VAR, 5.875%, 03/27/20	34,737
20,000	Series P, VAR, 5.950%, 05/15/25	19,250
30,000	Series R, VAR, 6.125%, 11/15/20	30,600
100,000	Fifth Third Bancorp, VAR, 5.100%, 06/30/23	89,375
	General Electric Co.,
118,000	Series B, VAR, 4.100%, 12/15/22	117,705
109,000	Series C, VAR, 4.200%, 06/15/23	108,455
	Goldman Sachs Group, Inc. (The),
100,000	Series L, VAR, 5.700%, 05/10/19	99,375
200,000	Series M, VAR, 5.375%, 05/10/20	198,750
35,000	MetLife, Inc., Series C, VAR, 5.250%, 06/15/20	35,612
	Morgan Stanley,
200,000	Series H, VAR, 5.450%, 07/15/19	195,250
90,000	Series J, VAR, 5.550%, 07/15/20	90,000
	PNC Financial Services Group, Inc. (The),
80,000	VAR, 6.750%, 08/01/21	85,100
100,000	Series R, VAR, 4.850%, 06/01/23	93,763
100,000	State Street Corp., Series F, VAR, 5.250%, 09/15/20	100,125
50,000	SunTrust Banks, Inc., VAR, 5.625%, 12/15/19	50,313
65,000	U.S. Bancorp, Series I, VAR, 5.125%, 01/15/21	65,306

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	United States — continued
	Wells Fargo & Co.,
25,000	Series K, VAR, 7.980%, 03/15/18	25,969
140,000	Series S, VAR, 5.900%, 06/15/24	141,225
29,000	Series U, VAR, 5.875%, 06/15/25	30,522

	Total Preferred Securities (Cost $2,174,364)	2,180,138

SHARES
Preferred Stock — 0.4%
	United States — 0.4%
5,000	BB&T Corp., Series G, 5.200%, 06/01/18 ($25 par value) @ (Cost $113,000)	125,900

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.6%
190,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $190,028)	190,010

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Singapore — 0.0% (g)
120	Ascendas Real Estate Investment Trust, expiring 01/13/16 (a) (Cost $ — )	5

SHARES
Short-Term Investment — 4.8%
	Investment Company — 4.8%
1,440,405	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $1,440,405)	1,440,405

	Total Investments — 98.3% (Cost $30,169,141)	29,565,546
	Other Assets in Excess of Liabilities — 1.7% (c)	525,025

	NET ASSETS — 100.0%	$30,090,571

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Summary of Investments by Industry, December 31, 2015

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	10.6%
Banks	8.9
Real Estate Investment Trusts (REITs)	8.6
Asset-Backed Securities	5.4
Oil, Gas & Consumable Fuels	5.2
Diversified Telecommunication Services	4.3
Insurance	4.0
Non-Agency CMO	3.5
Media	3.5
Capital Markets	3.3
Pharmaceuticals	3.0
Health Care Providers & Services	2.1

INDUSTRY	PERCENTAGE
Metals & Mining	2.0%
Automobiles	1.7
Trading Companies & Distributors	1.7
Household Durables	1.6
Tobacco	1.5
Specialty Retail	1.5
Consumer Finance	1.4
Wireless Telecommunication Services	1.2
Commercial Services & Supplies	1.1
Hotels, Restaurants & Leisure	1.1
Others (each less than 1.0%)	17.9
Short-Term Investments	4.9

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(10)	Euro FX	03/14/16	USD	$(1,360,750)	$3,625
(9)	GBP FX	03/14/16	USD	(828,788)	14,681
(36)	5 Year U.S. Treasury Note	03/31/16	USD	(4,259,531)	12,365

					$30,671

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust.
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2015.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the brokers as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2015.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of December 31, 2015.

@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of December 31, 2015.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments are approximately $6,043,000 and 20.4%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015

Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$25,002,579
Investments in affiliates, at value	4,562,967

Total investment securities, at value	29,565,546
Cash	748,088
Foreign currency, at value	15,085
Deposits at broker for futures contracts	14,000
Receivables:
Investment securities sold	29,139
Interest and dividends from non-affiliates	206,126
Dividends from affiliates	144
Tax reclaims	7,861
Variation margin on futures contracts	205,675
Due from Adviser	54,911

Total Assets	30,846,575

LIABILITIES:
Payables:
Investment securities purchased	653,835
Portfolio shares redeemed	498
Accrued liabilities:
Distribution fees	6,022
Custodian and accounting fees	33,502
Trustees’ and Chief Compliance Officer’s fees	65
Audit fees	57,687
Other	4,395

Total Liabilities	756,004

Net Assets	$30,090,571

NET ASSETS:
Paid-in-Capital	$31,152,649
Accumulated undistributed (distributions in excess of) net investment income	1,859
Accumulated net realized gains (losses)	(483,186)
Net unrealized appreciation (depreciation)	(580,751)

Total Net Assets	$30,090,571

Net Assets:
Class 1	$99,526
Class 2	29,991,045

Total	$30,090,571

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	10,334
Class 2	3,115,945

Net Asset Value, offering and redemption price per share (a):
Class 1	$9.63
Class 2	9.63

Cost of investments in non-affiliates	$25,420,365
Cost of investments in affiliates	4,748,776
Cost of foreign currency	15,020

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

Income Builder Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$339,656
Dividend income from affiliates	100,368
Interest income from non-affiliates	507,609
Foreign taxes withheld	(20,924)

Total investment income	926,709

EXPENSES:
Investment advisory fees	100,542
Administration fees	18,303
Distribution fees — Class 2	55,603
Custodian and accounting fees	79,593
Interest expense to affiliates	30
Professional fees	102,881
Trustees’ and Chief Compliance Officer’s fees	223
Printing and mailing costs	8,031
Transfer agent fees	142
Offering costs	12,659
Other	3,181

Total expenses	381,188

Less fees waived	(111,178)
Less expense reimbursements	(80,700)

Net expenses	189,310

Net investment income (loss)	737,399

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(512,765)
Investments in affiliates	(1,985)
Futures	45,564
Foreign currency transactions	(9,198)

Net realized gain (loss)	(478,384)

Distributions of capital gains received from investment company affiliates	10,259

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(331,942)
Investments in affiliates	(129,416)
Futures	6,843
Foreign currency translations	(7,880)

Change in net unrealized appreciation/depreciation	(462,395)

Net realized/unrealized gains (losses)	(930,520)

Change in net assets resulting from operations	$(193,121)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Income Builder Portfolio
	Year Ended December 31, 2015	Period Ended December 31, 2014 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$737,399	$53,040
Net realized gain (loss)	(478,384)	2,316
Distributions of capital gains received from investment company affiliates	10,259	19,034
Change in net unrealized appreciation/depreciation	(462,395)	(118,356)

Change in net assets resulting from operations	(193,121)	(43,966)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(2,735)	(330)
From net realized gains	(137)	—
Class 2
From net investment income	(731,890)	(63,680)
From net realized gains	(38,462)	—

Total distributions to shareholders	(773,224)	(64,010)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	11,100,882	20,064,010

NET ASSETS:
Change in net assets	10,134,537	19,956,034
Beginning of period	19,956,034	—

End of period	$30,090,571	$19,956,034

Accumulated undistributed (distributions in excess of) net investment income	$1,859	$(1,460)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$—	$100,000
Distributions reinvested	2,872	330

Change in net assets resulting from Class 1 capital transactions	$2,872	$100,330

Class 2
Proceeds from shares issued	$10,510,117	$19,900,000
Distributions reinvested	770,352	63,680
Cost of shares redeemed	(182,459)	—

Change in net assets resulting from Class 2 capital transactions	$11,098,010	$19,963,680

Total change in net assets resulting from capital transactions	$11,100,882	$20,064,010

SHARE TRANSACTIONS:
Class 1
Issued	—	10,000
Reinvested	301	33

Change in Class 1 Shares	301	10,033

Class 2
Issued	1,057,458	1,990,000
Reinvested	80,731	6,400
Redeemed	(18,644)	—

Change in Class 2 Shares	1,119,545	1,996,400

(a)	Commencement of operations was December 9, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Income Builder Portfolio
Class 1
Year Ended December 31, 2015	$9.95	$0.36	(i)	$(0.40)	$(0.04)	$(0.27)	$(0.01)	$(0.28)
December 9, 2014 (j) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	(0.03)

Class 2
Year Ended December 31, 2015	9.95	0.33	(i)	(0.39)	(0.06)	(0.25)	(0.01)	(0.26)
December 9, 2014 (j) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Calculated based upon average shares outstanding.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)(g)	Net investment income (loss) (b)(g)	Expenses without waivers, reimbursements and earnings credits (f)(g)	Portfolio turnover rate (c)(h)

$9.63	(0.31)%	$99,526	0.60%	3.56%	1.44%	42%
9.95	(0.17)	99,795	0.60	4.67	7.83	1

9.63	(0.50)	29,991,045	0.85	3.30	1.71	42
9.95	(0.18)	19,856,239	0.85	4.42	8.08	1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

The Portfolio commenced operations on December 9, 2014.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Portfolio at December 31, 2015.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$528,426	$1,076,653	$1,605,079
Collateralized Mortgage Obligations
Non-Agency CMO	—	1,048,880	—	1,048,880
Common Stocks
Australia	—	270,246	—	270,246
Belgium	—	68,776	—	68,776
Canada	68,003	—	—	68,003
Denmark	—	109,466	—	109,466
Finland	—	271,854	—	271,854
France	—	758,852	—	758,852
Germany	—	479,850	—	479,850
Hong Kong	—	40,763	—	40,763
Ireland	73,150	—	—	73,150
Italy	—	220,597	—	220,597
Japan	—	492,247	—	492,247
Luxembourg	—	21,069	—	21,069
Netherlands	83,507	184,425	—	267,932
Norway	—	147,794	—	147,794
Portugal	—	50,104	—	50,104
Russia	1,003	23,470	—	24,473
Singapore	—	13,739	—	13,739
Spain	—	237,150	—	237,150
Sweden	—	169,457	—	169,457
Switzerland	6,044	399,349	—	405,393
Taiwan	—	27,449	—	27,449
United Kingdom	—	1,967,278	—	1,967,278
United States	3,018,207	—	—	3,018,207

Total Common Stocks	3,249,914	5,953,935	—	9,203,849

Corporate Bonds
Australia	—	8,988	—	8,988
Bermuda	—	116,096	—	116,096
Canada	—	36,438	—	36,438
Finland	—	48,087	—	48,087
France	—	9,555	—	9,555
Liberia	—	49,200	—	49,200
Luxembourg	—	277,307	—	277,307

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Netherlands	$—	$10,958	$—	$10,958
Singapore	—	41,090	—	41,090
United Kingdom	—	211,208	—	211,208
United States	—	9,839,791	—	9,839,791

Total Corporate Bonds	—	10,648,718	—	10,648,718

Investment Companies
United States	3,122,562	—	—	3,122,562
Preferred Securities
United States	—	2,180,138	—	2,180,138
Preferred Stock
United States	125,900	—	—	125,900
Rights
Singapore	5	—	—	5
U.S. Treasury Obligation	—	190,010	—	190,010
Short-Term Investment
Investment Company	1,440,405	—	—	1,440,405

Total Investments in Securities	$7,938,786	$20,550,107	$1,076,653	$29,565,546

Appreciation in Other Financial Instruments
Futures Contracts	$30,671	$—	$—	$30,671

There were no significant transfers between Levels 1 and 2 for the year ended December 31, 2015.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2014	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015
Investments in Securities
Asset-Backed Securities	$239,879	$—	$(4,621)	$2,019	$983,928	$(144,552)	$—	$—	$1,076,653

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2015, which were valued using significant unobservable inputs (Level 3) amounted to $(4,621). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at December 31, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,076,653	Discounted Cash Flow	Constant Prepayment Rate	1.33% - 10.00% (3.92%)
			Constant Default Rate	3.00% - 6.00% (4.94%)
			Yield (Discount Rate of Cash Flows)	3.71% - 6.85% (4.75%)
Asset-Backed Securities	1,076,653

Total	$1,076,653

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement

B. Investment Transactions with Affiliates — The Portfolio invests in Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds.

		For the year ended December 31, 2015
Affiliate	Value at December 31, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$1,585,666	$214,653	$80,000	$(1,985)	$74,653	213,418	$1,641,186
JPMorgan Equity Income Fund, Class R6 Shares	1,002,614	531,031	—	10,259	25,271	109,166	1,481,376
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,079,233	10,887,363	10,526,191	—	444	1,440,405	1,440,405

Total	$3,667,513			$8,274	$100,368		$4,562,967

C. Futures Contracts — The Portfolio used index, currency, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate, foreign currency and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2015:

Futures Contracts:
Equity
Average Notional Balance Long	$55,887
Average Notional Balance Short	74,690
Ending Notional Balance Long	—
Ending Notional Balance Short	—
Foreign Exchange
Average Notional Balance Short	2,218,960
Ending Notional Balance Short	2,189,538
Interest
Average Notional Balance Long	749,176
Average Notional Balance Short	2,980,878
Ending Notional Balance Long	—
Ending Notional Balance Short	4,259,531

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of December 31, 2015, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Foreign exchange contracts	Payables, Net Assets — Unrealized Appreciation	$18,306
Interest rate contracts	Payables, Net Assets — Unrealized Appreciation	12,365

Total		$30,671

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended December 31, 2015, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on Statement of Operations
Derivative Contract:	Futures Contracts
Equity contracts	$(30,123)
Foreign exchange contracts	145,752
Interest rate contracts	(70,065)

Total	$45,564

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statement of Operations
Derivative Contract:	Futures Contracts
Equity contracts	$1,879
Foreign exchange contracts	(6,049)
Interest rate contracts	11,013

Total	$6,843

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Offering and Organizational Costs — Total offering costs of $14,360 paid in connection with the offering of shares of the Portfolio were amortized on a straight line basis over 12 months from the date the Portfolio commenced operations. Costs paid in connection with the organization of the Portfolio, if any, were recorded as an expense at the time the Portfolio commenced operations. For the year ended December 31, 2015, total offering costs amortized were $12,659.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

I. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(9,258)	$545	$8,713

The reclassifications for the Portfolio relate primarily to non-deductible expenses and foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.45%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2015, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2015 and is in place until at least April 30, 2016.

For the year ended December 31, 2015, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$95,295	$15,503	$110,798	$80,700

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2015 was $380.

The Underlying Funds may impose a separate advisory fee. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fee in the weighted average pro-rata amount of the advisory fee charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2015, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2015, the Portfolio incurred $283 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$19,620,205	$9,095,963	$60,122	$—

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$30,232,938	$465,987	$1,133,379	$(667,392)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$739,467	$33,757	$773,224

The tax character of distributions paid during the period ended December 31, 2014 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid*
$64,010	$64,010

*	Commencement of operations was December 9, 2014.

As of December 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$9,315	$(283,428)	$(675,241)

The cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals and mark to market of futures contracts.

As of December 31, 2015, the Portfolio had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$269,283	$14,145

Specified ordinary losses incurred after October 31 and net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 the following specified ordinary losses and net capital losses of:

Net Capital Loss
Short-Term	Long-Term	Specified Ordinary Losses
$55,206	$53,605	$5,336

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the year then ended.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2015, the Adviser owns shares representing 66.0% of the Portfolio’s net assets.

As of December 31, 2015, the Portfolio has a shareholder who owns shares representing 16.4% of the Portfolio’s net assets.

Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of December 31, 2015, the Portfolio invested approximately 76.3% of its total investments in the United States.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Income Builder Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Income Builder Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 9, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 16, 2016

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	29

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	148	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	148	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	148	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	148	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	148	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (148 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	31

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Income Builder Portfolio
Class 1
Actual	$1,000.00	$985.00	$3.00	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class 2
Actual	1,000.00	984.10	4.25	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	33

TAX LETTER

(Unaudited)

Dividends Received Deductions (DRD)

The Portfolio had 7.27%, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2015.

Long Term Capital Gain

The Portfolio distributed $33,757, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2015.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	AN-JPMITIBP-1215

Annual Report

JPMorgan Insurance Trust

December 31, 2015

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

Over the past year, key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies were essentially cemented in place. While the U.S. economy improved sufficiently by the end of the year to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates, slowing economic growth in China, an anemic recovery in Europe and weak commodities prices drove volatility in financial markets.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

U.S. equity and bond markets posted small positive returns for 2015, even as the broader U.S. economy continued to gain strength amid low interest rates, low inflation and low energy prices. Unemployment fell steadily during the year to 5.0% in October — the lowest level since April 2008 — and remained there for the remainder of the year. U.S. wage growth, which had averaged 2% for most of the post financial crisis recovery, rose by 2.5% year-over-year in both October and December. The improving economy, along with cheap gasoline and easy credit, helped the U.S. auto industry to sell a record 17.5 million vehicles in 2015.

Throughout the year, the Fed signaled its intent to raise interest rates for the first time since the 2008 financial crisis. However, U.S. gross domestic product (GDP) fluctuated from 0.6% in the first quarter of 2015 to 3.9% in the second quarter, 2.0% in the third quarter and an estimated 0.7% for the fourth quarter. By the second half of the year, it became clear that slow or negative growth in developed and emerging markets provided a significant drag on the U.S. economy. Already weak global demand and a stronger U.S. dollar combined to curb U.S. export growth.

Meanwhile, demand for petroleum and most other commodities decreased. Prices for energy, metals, food, and precious metals fell to lows not seen since the 1990s. While a global oversupply of oil and natural gas has hurt global energy prices, slowing demand from China put pressure on prices for a range of other raw materials. The consequences of China’s shrinking appetite for commodities are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October as the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks, particularly those of large cap technology companies, while a large number of stocks underperformed and the median stock was flat for the year. Notably, mergers and acquisitions activity reached a record estimated total value of $4.7 billion in 2015. Also, the S&P 500 reached an all-time high on May 21st, and ended the year just 4.08% below that mark, with December marking the 82nd consecutive month of the bull market for U.S. equities. For the year ended December 31, 2015, the S&P 500 returned 1.38%.

Investors endured a sharp increase in financial market volatility in the second half of 2015. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fed market gyrations. The Fed removed a key uncertainty in December when it lifted interest rates for the first time in ten years. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	(1.32)%
MSCI World Index (net of foreign withholding taxes)	(0.87)%
Global Allocation Composite Benchmark	(0.07)%

Net Assets as of 12/31/2015	$32,554,964

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

U.S. equities financial markets provided a small but positive return for the year 2015. After reaching consecutive record highs in the first half of the year, peaking on May 24th, stock prices in the U.S. came under pressure from global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and lackluster corporate earnings.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24th. While equity markets rebounded in October, emerging market equities remained under pressure for the remainder of the year as commodities prices generally declined.

Notably, the market rally in U.S. equities reached 82 months in December, far longer than the 59 month historical average for U.S. bull markets. Outside the U.S., developed market equities ended 2015 with negative returns and emerging market equities were sharply lower.

While high-yield debt, also called junk bonds, rebounded to outperform investment grade debt securities in the first half of 2015, investors sought to reduce risk in the second half of the year and high yield bonds ended the twelve month reporting period with negative returns. In the final months of 2015, expectations of a December interest rate increase by the U.S. Federal Reserve drove yields higher on two-year and ten-year Treasury bonds. Investment grade U.S. corporate bonds ended the reporting period with a small positive return.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Global Allocation Composite Benchmark (the “Composite”) for the twelve months ended December 31, 2015. The Portfolio’s performance relative to the Benchmark was hurt by its holdings of emerging market equity securities, which underperformed U.S. equities for the year.

The Portfolio’s performance relative to the Composite, which consists of 60% MSCI World Index and 40% Barclays Aggregate Index, was hurt by the Portfolio’s overweight allocation to global equities as well as its allocation to high yield bonds, which came under pressure amid falling energy prices.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s managers seek to invest in a broad range of equity, fixed income and alternative asset classes in the U.S. and other markets throughout the world. The managers generally seek to invest at least 40% of the Portfolio in countries outside the U.S. The managers employ macro-economic insights with bottom-up views of various asset classes. For the twelve month reporting period, the managers remained positive on global equities, though they trimmed their position in the third quarter of 2015. The managers placed a greater emphasis on holding equities in the U.S. and other developed markets, while reducing exposure to emerging market equities. The managers sought to balance the Portfolio’s allocation to high yield debt with allocations to non-agency mortgages and global developed market fixed income securities. Given the low inflation environment during 2015, the Portfolio had little or no holdings in commodities or U.S. Treasury Inflation Protected securities.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	25.3%
2.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	7.3
3.	France Government Bond OAT, (France), 1.750%, 11/25/24	2.3
4.	Italy Buoni Poliennali Del Tesoro, (Italy), 5.500%, 11/01/22	2.3
5.	U.S. Treasury Note, 0.375%, 01/31/16	2.1
6.	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 2.672%, 03/25/33	1.4
7.	Bundesrepublik Deutschland, (Germany), 0.500%, 02/15/25	1.3
8.	U.S. Treasury Note, 2.125%, 06/30/22	1.2
9.	Kingdom of Spain, (Spain), 4.000%, 04/30/20	1.2
10.	United Kingdom Gilt, (United Kingdom), 1.750%, 01/22/17	0.9

PORTFOLIO COMPOSITION***
Common Stocks	37.0%
Investment Companies	32.6
Foreign Government Securities	11.2
Asset-Backed Securities	4.9
Collateralized Mortgage Obligations	4.7
U.S. Treasury Obligations	4.7
Others (each less than 1.0%)	0.4
Short-Term Investment	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Portfolio’s composition is subject to change.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	(1.06)%	(1.22)%
CLASS 2 SHARES	December 9, 2014	(1.32)	(1.47)

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI World Index (net of foreign withholding taxes), the Barclays U.S. Aggregate Index, the Global Allocation Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to December 31, 2015. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholdings taxes) (60%) and the Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 4.7%
	United States — 4.7%
69,077	AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-1, Class A7, 7.610%, 03/25/27	69,792
106,834	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W5, Class M1, VAR, 1.322%, 04/25/34	100,157
86,372	Countrywide Asset-Backed Certificates, Series 2004-2, Class M1, VAR, 1.172%, 05/25/34	82,033
78,834	Credit-Based Asset Servicing and Securitization LLC, Series 2001-CB3, Class M2, VAR, 6.863%, 01/25/39	78,846
	CWABS, Inc. Asset-Backed Certificates,
71,602	Series 2004-1, Class M2, VAR, 1.247%, 03/25/34	65,158
109,069	Series 2004-5, Class M3, VAR, 2.147%, 07/25/34	98,384
50,157	GSAMP Trust, Series 2003-SEA, Class A1, VAR, 0.822%, 02/25/33	46,867
	Morgan Stanley ABS Capital I, Inc. Trust,
84,356	Series 2003-NC10, Class M1, VAR, 1.442%, 10/25/33	79,564
458,588	Series 2003-SD1, Class M1, VAR, 2.672%, 03/25/33	426,731
56,221	NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C, VAR, 1.281%, 12/25/33	52,817
224,767	Renaissance Home Equity Loan Trust, Series 2003-2, Class A, VAR, 1.302%, 08/25/33	210,210
65,239	Saxon Asset Securities Trust, Series 2003-3, Class M1, VAR, 1.397%, 12/25/33	61,388
81,864	Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1, VAR, 1.397%, 10/25/33	79,072
91,482	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF2, Class A1, VAR, 1.422%, 08/25/37	84,157

	Total Asset-Backed Securities (Cost $1,530,299)	1,535,176

Collateralized Mortgage Obligations — 4.5%
	Non-Agency CMO — 4.5%
	United States — 4.5%
44,268	Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5, 5.500%, 11/25/33	46,720
53,357	Banc of America Mortgage Trust, Series 2005-A, Class 2A2, VAR, 2.650%, 02/25/35	52,710

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
92,407	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1, VAR, 2.609%, 02/25/35	91,498
119,135	GSR Mortgage Loan Trust, Series 2005-AR3, Class 1A1, VAR, 0.862%, 05/25/35	109,070
	Impac CMB Trust
202,398	Series 2004-6, Class 1A2, VAR, 1.202%, 10/25/34	189,703
165,463	Series 2004-7, Class 1A2, VAR, 1.342%, 11/25/34	154,207
64,055	JP Morgan Mortgage Trust, Series 2005-A3, Class 4A1, VAR, 2.811%, 06/25/35	64,714
18,468	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.500%, 01/25/36	16,604
57,762	Merrill Lynch Mortgage Investors Trust, Series 2007-1, Class 4A3, VAR, 5.587%, 01/25/37	57,180
55,741	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, VAR, 2.676%, 07/25/34	53,269
67,957	Residential Asset Securitization Trust, Series 2004-A6, Class A1, 5.000%, 08/25/19	68,031
85,261	RFMSI Trust, Series 2003-S20, Class 2A1, 4.750%, 12/25/18	86,186
	Wells Fargo Mortgage-Backed Securities Trust
192,593	Series 2004-W, Class A1, VAR, 2.754%, 11/25/34	192,654
44,295	Series 2005-16, Class A8, 5.750%, 01/25/36	46,868
33,324	Series 2005-AR2, Class 2A1, VAR, 2.644%, 03/25/35	33,269
59,988	Series 2005-AR4, Class 2A2, VAR, 2.683%, 04/25/35	60,259
112,253	Series 2006-AR3, Class A3, VAR, 2.668%, 03/25/36	110,107
47,609	Series 2006-AR8, Class 3A1, VAR, 2.808%, 04/25/36	46,078

	Total Collateralized Mortgage Obligations (Cost $1,451,979)	1,479,127

SHARES
Common Stocks — 35.6%
	Australia — 1.0%
3,941	AMP Ltd.	16,605
2,627	Australia & New Zealand Banking Group Ltd.	53,012
2,697	BHP Billiton Ltd.	34,709

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Australia — continued
558	Commonwealth Bank of Australia	34,498
2,870	Dexus Property Group	15,567
7,063	Goodman Group	32,006
618	Macquarie Group Ltd.	36,971
571	National Australia Bank Ltd.	12,460
5,830	Qantas Airways Ltd. (a)	17,281
1,881	Wesfarmers Ltd.	56,709
1,003	Westpac Banking Corp.	24,312

		334,130

	Bermuda — 0.1%
574	Lazard Ltd., Class A	25,836
822	Teekay Corp.	8,113

		33,949

	Canada — 0.1%
399	Brookfield Asset Management, Inc., Class A	12,580
700	Novadaq Technologies, Inc. (a)	8,918

		21,498

	Denmark — 0.3%
21	AP Moeller - Maersk A/S, Class B	27,390
790	Danske Bank A/S	21,198
849	Novo Nordisk A/S, Class B	49,156

		97,744

	Finland — 0.4%
473	Cargotec Oyj, Class B	17,645
7,248	Nokia OYJ	51,276
3,277	Outokumpu OYJ (a)	9,600
1,841	UPM-Kymmene OYJ	34,179
598	Wartsila OYJ Abp	27,303

		140,003

	France — 1.6%
424	Air Liquide S.A.	47,601
768	Airbus Group SE	51,753
337	Arkema S.A.	23,590
2,345	AXA S.A.	64,074
988	BNP Paribas S.A.	55,898
930	Engie S.A.	16,473
461	Renault S.A.	46,144
515	Sanofi	43,889
456	Schneider Electric SE	25,903
484	Societe Generale S.A.	22,304
380	Thales S.A.	28,443
1,124	TOTAL S.A.	50,390
1,584	Vivendi S.A.	34,020

		510,482

SHARES	SECURITY DESCRIPTION	VALUE

	Germany — 1.3%
75	Allianz SE	13,221
270	BASF SE	20,568
528	Bayer AG	65,942
694	Brenntag AG	36,163
704	Daimler AG	58,822
3,069	Deutsche Telekom AG	55,121
1,570	E.ON SE	15,075
566	HeidelbergCement AG	46,128
2,079	Infineon Technologies AG	30,309
923	SAP SE	73,243
175	Siemens AG	16,931

		431,523

	Hong Kong — 0.6%
3,000	AIA Group Ltd.	17,925
5,052	Cheung Kong Property Holdings Ltd.	32,681
3,552	CK Hutchison Holdings Ltd.	47,746
1,000	Hang Seng Bank Ltd.	18,954
4,000	Power Assets Holdings Ltd.	36,670
9,200	Sands China Ltd.	31,190

		185,166

	Ireland — 0.3%
190	DCC plc	15,873
415	Ryanair Holdings plc, ADR	35,881
582	Shire plc	39,929

		91,683

	Israel — 0.2%
382	Caesarstone Sdot-Yam Ltd. (a)	16,556
462	Mobileye N.V. (a)	19,533
345	Teva Pharmaceutical Industries Ltd., ADR	22,646

		58,735

	Italy — 0.4%
1,667	Assicurazioni Generali S.p.A.	30,451
1,252	Atlantia S.p.A.	33,126
10,471	Enel S.p.A.	43,908
5,117	UniCredit S.p.A.	28,290

		135,775

	Japan — 4.3%
1,100	Bridgestone Corp.	37,732
300	Central Japan Railway Co.	53,260
500	Daikin Industries Ltd.	36,411
900	Dentsu, Inc.	49,241
1,400	DMG Mori Co., Ltd.	16,285
300	East Japan Railway Co.	28,250

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Japan — continued
1,200	Fuji Heavy Industries Ltd.	49,436
4,000	Fujitsu Ltd.	19,964
10,000	Hitachi Ltd.	56,664
8,400	JX Holdings, Inc.	35,256
8,000	Kajima Corp.	47,612
1,300	KDDI Corp.	33,761
1,600	Kyushu Electric Power Co., Inc. (a)	17,439
1,000	LIXIL Group Corp.	22,210
500	Mabuchi Motor Co., Ltd.	27,097
1,700	Mazda Motor Corp.	35,079
10,700	Mitsubishi UFJ Financial Group, Inc.	66,278
2,100	Mitsui & Co., Ltd.	24,952
1,000	Mitsui Fudosan Co., Ltd.	25,098
1,600	MS&AD Insurance Group Holdings, Inc.	46,920
1,700	Nippon Steel & Sumitomo Metal Corp.	33,630
1,400	Nippon Telegraph & Telephone Corp.	55,717
2,300	ORIX Corp.	32,265
1,400	Otsuka Holdings Co., Ltd.	49,741
2,200	Seiko Epson Corp.	33,878
1,300	Seven & i Holdings Co., Ltd.	59,520
2,100	Sony Corp.	51,611
1,600	Sumitomo Mitsui Financial Group, Inc.	60,386
500	Suntory Beverage & Food Ltd.	21,888
600	Suzuken Co., Ltd.	22,801
500	Sysmex Corp.	32,072
3,000	Takashimaya Co., Ltd.	27,016
9,000	Tokyo Gas Co., Ltd.	42,289
1,800	Toyota Motor Corp.	110,842
1,700	Yamato Holdings Co., Ltd.	36,020
1,000	Yamazaki Baking Co., Ltd.	22,486

		1,421,107

	Luxembourg — 0.0% (g)
3,513	ArcelorMittal	14,822

	Netherlands — 1.0%
3,787	Aegon N.V.	21,417
161	ASML Holding N.V.	14,305
452	Heineken N.V.	38,518
3,890	ING Groep N.V., CVA	52,632
6,877	Koninklijke KPN N.V.	26,011
1,334	Koninklijke Philips N.V.	34,050
655	NN Group N.V.	23,110
467	NXP Semiconductors N.V. (a)	39,345
2,151	Royal Dutch Shell plc, Class A	48,719

SHARES	SECURITY DESCRIPTION	VALUE

	Netherlands — continued
1,008	Royal Dutch Shell plc, Class B	22,973

		321,080

	New Zealand — 0.1%
12,204	Spark New Zealand Ltd.	27,479

	Norway — 0.1%
1,731	DNB ASA	21,328

	Portugal — 0.1%
2,241	Galp Energia SGPS S.A.	26,150

	Singapore — 0.2%
301	Avago Technologies Ltd.	43,690
2,300	DBS Group Holdings Ltd.	26,955

		70,645

	Spain — 0.4%
6,195	Banco Santander S.A.	30,475
17,353	Bankia S.A.	20,194
2,935	Distribuidora Internacional de Alimentacion S.A. (a)	17,311
1,624	Repsol S.A.	17,879
4,045	Telefonica S.A.	44,875

		130,734

	Sweden — 0.3%
610	Assa Abloy AB, Class B	12,769
988	Electrolux AB, Series B	23,838
2,168	Nordea Bank AB	23,786
3,333	Sandvik AB	29,054

		89,447

	Switzerland — 2.0%
207	Actelion Ltd. (a)	28,761
427	Allied World Assurance Co. Holdings AG	15,880
488	Cie Financiere Richemont S.A.	34,928
835	Credit Suisse Group AG (a)	17,988
330	LafargeHolcim Ltd. (a)	16,693
2,022	Nestle S.A.	150,104
1,061	Novartis AG	91,266
471	Roche Holding AG	130,518
143	Syngenta AG	55,971
3,686	UBS Group AG	71,506
663	Wolseley plc	36,009

		649,624

	United Kingdom — 3.6%
5,018	3i Group plc	35,547
506	Associated British Foods plc	24,899

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United Kingdom — continued
934	AstraZeneca plc	63,089
4,529	Aviva plc	34,377
16,872	Barclays plc	54,307
4,557	Barratt Developments plc	41,991
3,150	BG Group plc	45,662
6,335	BP plc	32,921
1,542	British American Tobacco plc	85,634
565	Burberry Group plc	9,941
12,354	Centrica plc	39,668
3,932	Dixons Carphone plc	28,936
3,165	GlaxoSmithKline plc	63,920
8,341	HSBC Holdings plc	65,866
734	InterContinental Hotels Group plc	28,610
6,604	ITV plc	26,887
55,405	Lloyds Banking Group plc	59,616
8,089	Poundland Group plc	24,768
2,041	Prudential plc	45,983
795	Reckitt Benckiser Group plc	73,558
548	Rio Tinto Ltd.	17,722
627	Rio Tinto plc	18,255
3,528	RSA Insurance Group plc	22,143
1,173	SABMiller plc	70,174
1,063	Standard Chartered plc	8,820
8,271	Taylor Wimpey plc	24,725
1,690	UBM plc	13,098
1,069	Unilever N.V., CVA	46,591
22,628	Vodafone Group plc	73,377

		1,181,085

	United States — 17.2%
480	Acadia Healthcare Co., Inc. (a)	29,981
291	Acuity Brands, Inc.	68,036
302	Adobe Systems, Inc. (a)	28,370
299	Advanced Drainage Systems, Inc.	7,185
444	Aetna, Inc.	48,005
164	Affiliated Managers Group, Inc. (a)	26,201
215	Air Products & Chemicals, Inc.	27,974
25	Alleghany Corp. (a)	11,948
209	Alphabet, Inc., Class C (a)	158,606
157	Amazon.com, Inc. (a)	106,115
489	American Electric Power Co., Inc.	28,494
950	American Homes 4 Rent, Class A	15,827
805	American International Group, Inc.	49,886
400	American Residential Properties, Inc.	7,560
100	Ameriprise Financial, Inc.	10,642
480	Amphenol Corp., Class A	25,070

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
186	AmTrust Financial Services, Inc.	11,454
172	Analog Devices, Inc.	9,515
712	Apple, Inc.	74,945
502	Arista Networks, Inc. (a)	39,076
498	Arrow Electronics, Inc. (a)	26,982
31	AutoZone, Inc. (a)	22,999
409	Ball Corp.	29,747
3,681	Bank of America Corp.	61,951
470	Bed Bath & Beyond, Inc. (a)	22,677
856	Best Buy Co., Inc.	26,065
929	Brixmor Property Group, Inc.	23,987
881	Capital One Financial Corp.	63,591
686	Carlisle Cos., Inc.	60,841
1,328	CBRE Group, Inc., Class A (a)	45,922
396	CBS Corp. (Non-Voting), Class B	18,663
492	Celgene Corp. (a)	58,922
1,016	Charles Schwab Corp. (The)	33,457
116	Charter Communications, Inc., Class A (a)	21,240
222	Chubb Corp. (The)	29,446
1,204	Cisco Systems, Inc.	32,695
451	CIT Group, Inc.	17,905
734	Citigroup, Inc.	37,984
1,102	Citizens Financial Group, Inc.	28,861
1,167	Clear Channel Outdoor Holdings, Inc., Class A (a)	6,524
451	ClubCorp Holdings, Inc.	8,240
745	CNO Financial Group, Inc.	14,222
412	Concho Resources, Inc. (a)	38,258
123	CoStar Group, Inc. (a)	25,423
235	CVS Health Corp.	22,976
1,667	Delta Air Lines, Inc.	84,500
250	Devon Energy Corp.	8,000
584	DISH Network Corp., Class A (a)	33,393
535	Dollar General Corp.	38,450
503	Dover Corp.	30,839
213	Dr. Pepper Snapple Group, Inc.	19,852
386	Duke Energy Corp.	27,557
289	Eagle Materials, Inc.	17,464
434	East West Bancorp, Inc.	18,037
242	EastGroup Properties, Inc.	13,458
453	Edison International	26,822
605	Electronic Arts, Inc. (a)	41,576
285	Energizer Holdings, Inc.	9,707
639	Entercom Communications Corp., Class A (a)	7,176

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United States — continued
799	Envision Healthcare Holdings, Inc. (a)	20,750
236	EQT Corp.	12,303
448	Eversource Energy	22,879
200	Expedia, Inc.	24,860
901	Exxon Mobil Corp.	70,233
1,215	Facebook, Inc., Class A (a)	127,162
199	First Republic Bank	13,146
577	Fortune Brands Home & Security, Inc.	32,023
563	GameStop Corp., Class A	15,786
856	Gap, Inc. (The)	21,143
263	Gartner, Inc. (a)	23,854
394	Genuine Parts Co.	33,841
651	Gilead Sciences, Inc.	65,875
458	Guidewire Software, Inc. (a)	27,553
474	Hanesbrands, Inc.	13,950
596	Harris Corp.	51,792
860	Hartford Financial Services Group, Inc. (The)	37,376
251	HCA Holdings, Inc. (a)	16,975
368	HCP, Inc.	14,072
1,332	HD Supply Holdings, Inc. (a)	40,000
771	Hewlett Packard Enterprise Co.	11,719
1,747	Hilton Worldwide Holdings, Inc.	37,386
482	HollyFrontier Corp.	19,227
603	Home Depot, Inc. (The)	79,747
234	Honeywell International, Inc.	24,235
630	HP, Inc.	7,459
135	Humana, Inc.	24,099
285	Illinois Tool Works, Inc.	26,414
238	Illumina, Inc. (a)	45,683
149	Jarden Corp. (a)	8,511
410	Johnson & Johnson	42,115
799	KapStone Paper & Packaging Corp.	18,049
658	Kimco Realty Corp.	17,411
1,102	Kinder Morgan, Inc.	16,442
279	Kite Pharma, Inc. (a)	17,192
228	KLA-Tencor Corp.	15,812
866	Kohl’s Corp.	41,248
557	Kroger Co. (The)	23,299
830	La Quinta Holdings, Inc. (a)	11,296
191	Lam Research Corp.	15,169
445	Legg Mason, Inc.	17,457
257	Lennox International, Inc.	32,099
1,497	Loews Corp.	57,485
318	M&T Bank Corp.	38,535
226	Marathon Petroleum Corp.	11,716

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
263	Marsh & McLennan Cos., Inc.	14,583
178	Martin Marietta Materials, Inc.	24,311
620	MasterCard, Inc., Class A	60,363
400	McGraw Hill Financial, Inc.	39,432
864	Media General, Inc. (a)	13,954
863	Merck & Co., Inc.	45,584
1,488	Microsoft Corp.	82,554
298	Mohawk Industries, Inc. (a)	56,438
183	Monster Beverage Corp. (a)	27,260
608	Mosaic Co. (The)	16,775
222	National Bank Holdings Corp., Class A	4,744
126	National HealthCare Corp.	7,774
307	Netflix, Inc. (a)	35,115
272	NextEra Energy, Inc.	28,258
165	Nimble Storage, Inc. (a)	1,518
217	Northern Trust Corp.	15,644
531	Norwegian Cruise Line Holdings Ltd. (a)	31,117
235	Old Dominion Freight Line, Inc. (a)	13,881
540	Outfront Media, Inc.	11,788
116	Palo Alto Networks, Inc. (a)	20,432
1,189	PayPal Holdings, Inc. (a)	43,042
388	PBF Energy, Inc., Class A	14,282
2,520	Pfizer, Inc.	81,346
264	Phillips 66	21,595
416	PNC Financial Services Group, Inc. (The)	39,649
260	Post Holdings, Inc. (a)	16,042
299	PPG Industries, Inc.	29,547
34	Priceline Group, Inc. (The) (a)	43,348
436	Procter & Gamble Co. (The)	34,623
348	Prudential Financial, Inc.	28,331
442	QUALCOMM, Inc.	22,093
339	Range Resources Corp.	8,343
854	Rayonier, Inc.	18,959
124	Regeneron Pharmaceuticals, Inc. (a)	67,316
457	Revance Therapeutics, Inc. (a)	15,611
265	Sempra Energy	24,913
292	ServiceNow, Inc. (a)	25,276
102	Sherwin-Williams Co. (The)	26,479
217	Signature Bank (a)	33,281
271	SolarCity Corp. (a)	13,826
775	Southwestern Energy Co. (a)	5,510
252	Splunk, Inc. (a)	14,820
795	Sprouts Farmers Market, Inc. (a)	21,139
658	Starbucks Corp.	39,500
260	Stericycle, Inc. (a)	31,356

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United States — continued
580	SunTrust Banks, Inc.	24,847
378	T. Rowe Price Group, Inc.	27,023
319	TEGNA, Inc.	8,141
133	Tesla Motors, Inc. (a)	31,921
771	Texas Instruments, Inc.	42,258
309	Tiffany & Co.	23,574
202	Time Warner, Inc.	13,063
456	Time, Inc.	7,146
576	T-Mobile US, Inc. (a)	22,533
294	Travelers Cos., Inc. (The)	33,181
226	TreeHouse Foods, Inc. (a)	17,732
873	U.S. Bancorp	37,251
232	Ulta Salon Cosmetics & Fragrance, Inc. (a)	42,920
365	United Technologies Corp.	35,066
837	UnitedHealth Group, Inc.	98,465
689	Unum Group	22,937
257	Valeant Pharmaceuticals International, Inc. (a)	26,124
766	Veeva Systems, Inc., Class A (a)	22,099
658	VeriFone Systems, Inc. (a)	18,437
837	Verizon Communications, Inc.	38,686
297	Vertex Pharmaceuticals, Inc. (a)	37,371
756	Visa, Inc., Class A	58,628
243	Vulcan Materials Co.	23,078
119	W.R. Berkley Corp.	6,515
144	W.W. Grainger, Inc.	29,173
571	Waste Connections, Inc.	32,159
171	Watsco, Inc.	20,029
567	Wayfair, Inc., Class A (a)	27,001
2,231	Wells Fargo & Co.	121,277
568	WestRock Co.	25,912
551	Weyerhaeuser Co.	16,519
332	Workday, Inc., Class A (a)	26,454
919	Xcel Energy, Inc.	33,001

		5,608,950

	Total Common Stocks (Cost $11,683,841)	11,603,139

PRINCIPAL AMOUNT
Foreign Government Securities — 10.8%
	France — 2.3%
EUR 624,000	France Government Bond OAT, 1.750%, 11/25/24	732,667

	Germany — 1.3%
EUR 392,000	Bundesrepublik Deutschland, 0.500%, 02/15/25	423,089

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Italy — 2.6%
	Italy Buoni Poliennali Del Tesoro,
EUR 80,000	4.750%, 09/01/44 (e)	122,798
EUR 519,000	5.500%, 11/01/22	726,849

		849,647

	Japan — 0.8%
JPY 30,000,000	Government of Japan, Series 154, 1.200%, 09/20/35	259,451

	Spain — 1.1%
EUR 294,000	Kingdom of Spain, 4.000%, 04/30/20 (e)	365,385

	United Kingdom — 2.7%
	United Kingdom Gilt,
GBP 197,900	1.750%, 01/22/17	295,789
GBP 194,100	2.000%, 01/22/16	286,360
GBP 194,900	4.000%, 09/07/16	294,515

		876,664

	Total Foreign Government Securities (Cost $3,593,963)	3,506,903

SHARES
Investment Companies — 31.5%
123,056	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (b)	2,306,063
1,161,305	JPMorgan High Yield Fund, Class R6 Shares (b)	7,931,714

	Total Investment Companies (Cost $11,178,874)	10,237,777

NUMBER OF CONTRACTS
Option Purchased — 0.2%
	Call Option Purchased — 0.2%
852	iShares MSCI Emerging Markets ETF, Expiring 03/18/2016 @ 33.00 USD, American Style (a)	74,124

	(Cost $101,388)

SHARES
Preferred Stocks — 0.2%
	Germany — 0.2%
396	Henkel AG & Co. KGaA	44,194
137	Volkswagen AG	19,780

	Total Preferred Stocks (Cost $74,315)	63,974

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE

Rights — 0.0% (g)
	Spain — 0.0% (g)
1,624	Repsol S.A., expiring 01/07/16 (a) (Cost $817)	810

PRINCIPAL AMOUNT
U.S. Treasury Obligations — 4.5%
145,000	U.S. Treasury Bond, 4.500%, 02/15/36	185,826
655,000	U.S. Treasury Notes, 0.375%, 01/31/16 (k)	655,033
368,000	2.125%, 06/30/22	369,898
265,000	2.250%, 11/15/24	264,865

	Total U.S. Treasury Obligations (Cost $1,483,061)	1,475,622

SHARES
Short-Term Investment — 4.4%
	Investment Company — 4.4%
1,421,275	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $1,421,275)	1,421,275

	Total Investments — 96.4% (Cost $32,519,812)	31,397,927
	Other Assets in Excess of Liabilities — 3.6% (c)	1,157,037

	NET ASSETS — 100.0%	$32,554,964

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2015

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	32.6%
Foreign Government Securities	11.2
Asset-Backed Securities	4.9
Non-Agency CMO	4.7
U.S. Treasury Notes	4.7
Banks	3.9
Pharmaceuticals	2.6
Insurance	2.1
Oil, Gas & Consumable Fuels	1.6
Automobiles	1.1
Software	1.1
Capital Markets	1.0
Internet Software & Services	1.0
Others (each less than 1.0%)	23.0
Short-Term Investments	4.5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	TOPIX Index	03/10/16	JPY	257,498	(4,302)
12	10 Year Australian Government Bond	03/15/16	AUD	1,109,597	3,439
37	Dow Jones Euro STOXX 50 Index	03/18/16	EUR	1,319,684	2,872
3	E-mini Russell 2000	03/18/16	USD	339,450	2,124
37	E-mini S&P 500	03/18/16	USD	3,765,490	(42,252)
2	FTSE 100 Index	03/18/16	GBP	182,742	5,683
3	10 Year U.S. Treasury Note	03/21/16	USD	377,719	(975)
2	U.S. Long Bond	03/21/16	USD	307,500	332
	Short Futures Outstanding
(13)	FTSE 100 Index	03/18/16	GBP	(1,187,822)	(65,393)
(55)	Mini MSCI Emerging Markets Index	03/18/16	USD	(2,165,625)	(75,562)
(10)	10 Year Canadian Government Bond	03/21/16	CAD	(1,018,935)	(20,114)

					(194,148)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
30,962	CAD	Royal Bank of Canada	03/29/16	22,222	22,381	159
49,656	EUR	Citibank, N.A.	03/29/16	54,442	54,082	(360)
				76,664	76,463	(201)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
143,404	AUD	Goldman Sachs International	03/29/16	103,022	104,061	(1,039)
43,133	CAD	Goldman Sachs International	03/29/16	31,435	31,180	255
111,502	EUR	Citibank, N.A.	03/29/16	122,130	121,441	689
2,294,862	EUR	Goldman Sachs International	03/29/16	2,529,893	2,499,424	30,469
86,103	EUR	Westpac Banking Corp.	03/29/16	93,346	93,778	(432)
199,389	GBP	Deutsche Bank AG	03/29/16	297,335	293,981	3,354
399,887	GBP	Goldman Sachs International	03/29/16	606,185	589,598	16,587
31,197,272	JPY	Royal Bank of Canada	03/29/16	259,641	260,141	(500)
				4,042,987	3,993,604	49,383

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2015.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for future contracts.
(l)	— The rate shown is the current yield as of December 31, 2015.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is $5,809,995 and 18.5%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015

Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$19,738,875
Investments in affiliates, at value	11,659,052

Total investment securities, at value	31,397,927
Cash	880,064
Foreign currency, at value	201,850
Deposits at broker for futures contracts	118,000
Receivables:
Investment securities sold	614,323
Portfolio shares sold	131,091
Interest and dividends from non-affiliates	46,016
Dividends from affiliates	233
Tax reclaims	5,772
Variation margin on futures contracts	79,118
Unrealized appreciation on forward foreign currency exchange contracts	51,513

Total Assets	33,525,907

LIABILITIES:
Payables:
Investment securities purchased	857,688
Portfolio shares redeemed	121
Unrealized depreciation on forward foreign currency exchange contracts	2,331
Accrued liabilities:
Investment advisory fees	21,182
Administration fees	6,440
Distribution fees	6,541
Custodian and accounting fees	24,985
Trustees’ and Chief Compliance Officer’s fees	69
Audit fees	47,149
Other	4,437

Total Liabilities	970,943

Net Assets	$32,554,964

NET ASSETS:
Paid-in-Capital	$33,763,469
Accumulated undistributed net investment income	59,414
Accumulated net realized gains (losses)	(1,937)
Net unrealized appreciation (depreciation)	(1,265,982)

Total Net Assets	$32,554,964

Net Assets:
Class 1	$489,826
Class 2	32,065,138

Total	$32,554,964

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	33,872
Class 2	2,218,869
Net Asset Value, offering and redemption price per share (a):
Class 1	$14.46
Class 2	14.45

Cost of investments in non-affiliates	$19,919,663
Cost of investments in affiliates	12,600,149
Cost of foreign currency	198,653

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

Global Allocation Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$231,489
Dividend income from affiliates	258,855
Interest income from non-affiliates	112,420
Foreign taxes withheld	(16,434)

Total investment income	586,330

EXPENSES:
Investment advisory fees	140,329
Administration fees	19,158
Distribution fees — Class 2	58,113
Custodian and accounting fees	51,924
Interest expense to affiliates	85
Professional fees	73,856
Trustees’ and Chief Compliance Officer’s fees	233
Printing and mailing costs	8,549
Transfer agent fees	164
Offering costs	12,695
Other	3,316

Total expenses	368,422

Less fees waived	(114,361)
Less expense reimbursements	(14,452)

Net expenses	239,609

Net investment income (loss)	346,721

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(607,083)
Investments in affiliates	(41,575)
Futures	434,131
Foreign currency transactions	463,623

Net realized gain (loss)	249,096

Distributions of capital gains received from investment company affiliates	4,024

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(92,572)
Investments in affiliates	(828,138)
Futures	(185,115)
Foreign currency translations	(25,347)

Change in net unrealized appreciation/depreciation	(1,131,172)

Net realized/unrealized gains (losses)	(878,052)

Change in net assets resulting from operations	$(531,331)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Portfolio
	Year Ended December 31, 2015	Period Ended December 31, 2014 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$346,721	$33,959
Net realized gain (loss)	249,096	2,522
Distributions of capital gains received from investment company affiliates	4,024	51,535
Change in net unrealized appreciation/depreciation	(1,131,172)	(134,810)

Change in net assets resulting from operations	(531,331)	(46,794)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(4,629)	(234)
From net realized gains	(1,485)	—
Class 2
From net investment income	(435,431)	(43,966)
From net realized gains	(157,017)	—

Total distributions to shareholders	(598,562)	(44,200)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	13,731,651	20,044,200

NET ASSETS:
Change in net assets	12,601,758	19,953,206
Beginning of period	19,953,206	—

End of period	$32,554,964	$19,953,206

Accumulated undistributed (distributions in excess of) net investment income	$59,414	$(3,318)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$395,096	$100,000
Distributions reinvested	6,114	234
Cost of shares redeemed	(474)	—

Change in net assets resulting from Class 1 capital transactions	$400,736	$100,234

Class 2
Proceeds from shares issued	$13,323,540	$19,900,000
Distributions reinvested	592,448	43,966
Cost of shares redeemed	(585,073)	—

Change in net assets resulting from Class 2 capital transactions	$13,330,915	$19,943,966

Total change in net assets resulting from capital transactions	$13,731,651	$20,044,200

SHARE TRANSACTIONS:
Class 1
Issued	26,797	6,666
Reinvested	424	16
Redeemed	(31)	—

Change in Class 1 Shares	27,190	6,682

Class 2
Issued	887,208	1,326,667
Reinvested	41,128	2,945
Redeemed	(39,079)	—

Change in Class 2 Shares	889,257	1,329,612

(a)	Commencement of operations was December 9, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Allocation Portfolio
Class 1
Year Ended December 31, 2015	$14.93	$0.30	(i)	$(0.46)	$(0.16)	$(0.23)	$(0.08)	$(0.31)
December 9, 2014 (j) through December 31, 2014	15.00	0.03		(0.06)	(0.03)	(0.04)	—	(0.04)

Class 2
Year Ended December 31, 2015	14.93	0.22	(i)	(0.42)	(0.20)	(0.20)	(0.08)	(0.28)
December 9, 2014 (j) through December 31, 2014	15.00	0.03		(0.07)	(0.04)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Calculated based upon average shares outstanding.
(j)	Commencement of operations.
(k)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)(g)	Net investment income (loss) (b)(g)	Expenses without waivers, reimbursements and earnings credits (f)(g)	Portfolio turnover rate (c)(h)

$14.46	(1.06)%	$489,826	0.77%	2.00%	1.18%	50%
14.93	(0.23)	99,781	0.78	3.08	6.70	0.00	(k)

14.45	(1.32)	32,065,138	1.03	1.48	1.58	50
14.93	(0.25)	19,853,425	1.03	2.83	6.95	0.00	(k)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

The Portfolio commenced operations on December 9, 2014.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Futures and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Portfolio at December 31, 2015.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$244,161	$1,291,015	$1,535,176
Collateralized Mortgage Obligations
United States	—	1,479,127	—	1,479,127
Common Stocks
Australia	—	334,130	—	334,130
Bermuda	33,949	—	—	33,949
Canada	21,498	—	—	21,498
Denmark	—	97,744	—	97,744
Finland	—	140,003	—	140,003
France	—	510,482	—	510,482
Germany	—	431,523	—	431,523
Hong Kong	—	185,166	—	185,166
Ireland	35,881	55,802	—	91,683
Israel	58,735	—	—	58,735
Italy	—	135,775	—	135,775
Japan	—	1,421,107	—	1,421,107
Luxembourg	—	14,822	—	14,822
Netherlands	91,977	229,103	—	321,080
New Zealand	—	27,479	—	27,479
Norway	—	21,328	—	21,328
Portugal	—	26,150	—	26,150
Singapore	43,690	26,955	—	70,645
Spain	—	130,734	—	130,734
Sweden	—	89,447	—	89,447
Switzerland	15,880	633,744	—	649,624
United Kingdom	71,359	1,109,726	—	1,181,085
United States	5,608,950	—	—	5,608,950

Total Common Stocks	5,981,919	5,621,220	—	11,603,139

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$3,506,903	$—	$3,506,903
Investment Companies
United States	10,237,777	—	—	10,237,777
Option Purchased
Call Option Purchased	74,124	—	—	74,124
Preferred Stocks
Germany	—	63,974	—	63,974
Rights
Spain	810	—	—	810
U.S. Treasury Obligations	—	1,475,622	—	1,475,622
Short-Term Investment
Investment Companies	1,421,275	—	—	1,421,275

Total Investments in Securities	$17,715,905	$12,391,007	$1,291,015	$31,397,927

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$51,513	$—	$51,513
Futures Contracts	14,450	—	—	14,450

Total Appreciation in Other Financial Instruments	$14,450	$51,513	$—	$65,963

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(2,331)	$—	$(2,331)
Futures Contracts	(208,598)	—	—	(208,598)

Total Depreciation in Other Financial Instruments	$(208,598)	$(2,331)	$—	$(210,929)

There were no significant transfers between Levels 1 and 2 for the year ended December 31, 2015.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2014	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015
Investments in Securities
Asset-Backed Securities	$499,321	$—	$(5,104)	$3,514	$1,000,155	$(206,871)	$—	$—	$1,291,015

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2015, which were valued using significant unobservable inputs (Level 3) amounted to $(5,104). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at December 31, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,291,015	Discounted Cash Flow	Constant Prepayment Rate	1.33% - 10.00% (3.58%)
			Constant Default Rate	3.00% - 6.62% (5.19%)
			Yield (Discount Rate of Cash Flows)	3.71% - 6.85% (4.84%)

Asset-Backed Securities	1,291,015

Total	$1,291,015

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Portfolio invests in Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), or its affiliates pursuant to Section 12(d)(1)(G) of the

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

1940 Act. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds.

		For the year ended December 31, 2015
Affiliate	Value at December 31, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$693,729	$—	$692,870	$(16,113)	$—	—	$—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,380,010	1,353,766	125,000	(18,131)	23,766	123,056	2,306,063
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	292,633	—	294,309	(6,026)	—	—	—
JPMorgan High Yield Fund, Class R6 Shares	2,411,273	6,188,260	100,000	2,719	234,236	1,161,305	7,931,714
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,565,264	13,415,948	13,559,937	—	853	1,421,275	1,421,275

Total	$6,342,909			($37,551)	$258,855		$11,659,052

C. Derivatives — The Portfolio used instruments including futures, forward foreign currency exchange contracts, options and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. Derivatives may also be used for risk management purposes and to seek to enhance portfolio performance.

The Portfolio may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Portfolio.

Notes C(1) — C(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and swaps (“swaptions”) to manage and hedge interest rate risks within the Portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Portfolio for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Portfolio’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

(2). Futures Contracts — The Portfolio used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.
The Portfolio’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of December 31, 2015, the Portfolio did not receive or post collateral for forward foreign currency exchange contracts.

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of December 31, 2015, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$3,771	$—	$3,771
Foreign exchange contracts	Receivables	—	—	51,513	51,513
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	74,124	10,679	—	84,803

Total		$74,124	$14,450	$51,513	$140,087

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(21,089)	$—	$(21,089)
Foreign exchange contracts	Payables	—	—	(2,331)	(2,331)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	—	(187,509)	—	(187,509)

Total		$—	$(208,598)	$(2,331)	$(210,929)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended December 31, 2015, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$(158,406)	$—	$(158,406)
Foreign exchange contracts	—	62,053	522,376	584,429
Equity contracts	(223,017)	530,484	—	307,467

Total	$(223,017)	$434,131	$522,376	$733,490

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$(10,927)	$—	$(10,927)
Foreign exchange contracts	—	—	(25,932)	(25,932)
Equity contracts	(30,393)	(174,188)	—	(204,581)

Total	$(30,393)	$(185,115)	$(25,932)	$(241,440)

The Portfolio’s derivatives contracts held at December 31, 2015 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Portfolio’s futures contracts, forward foreign currency exchange contracts and options activity during the year ended December 31, 2015. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Equity
Average Notional Balance Long	$3,487,029
Average Notional Balance Short	2,243,091
Ending Notional Balance Long	5,864,864
Ending Notional Balance Short	3,353,447
Foreign Exchange
Average Notional Balance Long	2,001,713	(a)
Average Notional Balance Short	2,768,425	(b)
Interest Rate
Average Notional Balance Long	2,997,140
Average Notional Balance Short	3,779,842
Ending Notional Balance Long	1,794,816
Ending Notional Balance Short	1,018,935

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	484,930
Average Settlement Value Sold	6,253,499
Ending Value Purchased	76,664
Ending Value Sold	4,042,987

Exchange-Traded Options:
Average Number of Contracts Purchased	115
Ending Number of Contracts Purchased	852

(a)	For the period May 1, 2015 through May 31, 2015.
(b)	For the period January 1, 2015 through January 31, 2015.

D. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Offering and Organizational Costs — Total offering costs of $14,396 paid in connection with the offering of shares of the Portfolio were amortized on a straight line basis over 12 months from the date the Portfolio commenced operations. Costs paid in connection with the organization of the Portfolio, if any, were recorded as an expense at the time the Portfolio commenced operations. For the year ended December 31, 2015, total offering costs amortized were $12,695.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(9,397)	$156,071	$(146,674)

The reclassifications for the Portfolio relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2015, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the year ended December 31, 2015 and is in place until at least April 30, 2016.

For the year ended December 31, 2015, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total	Contractual Reimbursements
$100,626	$12,719	$113,345	$14,452

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2015 was $1,016.

The Underlying Funds may impose separate advisory fees. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2015, the Portfolio and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the year ended December 31, 2015, the Portfolio incurred $33 in commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$22,214,197	$9,399,700	$1,582,665	$1,168,844

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$32,636,834	$744,138	$1,983,045	$(1,238,907)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$460,883	$137,679	$598,562

The tax character of distributions paid during the period ended December 31, 2014 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid*
$44,200	$44,200

*	Commencement of operations was December 9, 2014.

As of December 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$114,713	$417	$(1,263,614)

The cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals, mark to market of forward foreign currency contracts and mark to market of futures contracts.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 the following post-October net capital losses of:

Net Capital Loss
Short-Term	Long-Term
$29,056	$30,921

As of December 31, 2015, the Portfolio did not have any post-enactment net capital loss carryforwards.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2015, the Adviser owns shares representing 60.7% of the Portfolio’s net assets.

As of December 31, 2015, the Portfolio has a shareholder who owns shares representing 22.5% of the Portfolio’s net assets.

Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as option contracts and forward foreign currency exchange contracts.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of December 31, 2015, a portion of the Portfolio’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of December 31, 2015, the Portfolio had the following country allocations representing greater than 10% of total investments:

United States
69.5%

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and the Shareholders of JPMorgan Insurance Trust Global Allocation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Global Allocation Portfolio (a separate Portfolio of JPMorgan Insurance Trust) (the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 9, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 16, 2016

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	31

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	148	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	148	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	148	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	148	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	148	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (148 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	33

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Portfolio
Class 1
Actual	$1,000.00	$966.70	$3.82	0.77%
Hypothetical	1,000.00	1,021.32	3.92	0.77
Class 2
Actual	1,000.00	965.50	5.05	1.02
Hypothetical	1,000.00	1,020.06	5.19	1.02

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2015	JPMORGAN INSURANCE TRUST	35

TAX LETTER

(Unaudited)

Dividend Received Deductions (DRD)

The Portfolio had 11.97% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2015.

Long Term Capital Gain

The portfolio distributed $137,679, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2015.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	AN-JPMITGAP-1215

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitch Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations. Effective January 1, 2016, James Schonbachler replaced Mr. Merin as the audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2015 – $300,326

2014 – $286,480

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2015 – $53,320

2014 – $53,320

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2015 – $69,020

2014 – $65,170

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2015 and 2014, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2015 – Not applicable

2014 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit

Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2015 – 0.0%

2014 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2015 – $31.9 million

2014 – $31.9 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
February 26, 2016

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
February 26, 2016